SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCK -- 90.9%
----------------------------------------------------------------------------
ADVERTISING -- 0.5%
  CKS Group, Inc.*...........................       15,700      $    329,700
  Lamar Advertising Co.*.....................       30,900           625,725
  Universal Outdoor Holdings, Inc.*..........       59,000         1,711,000
                                                                ------------
                                                                   2,666,425
                                                                ------------
AEROSPACE -- 0.3%
  AAR Corp...................................       35,500         1,065,000
  Doncasters PLC*............................       27,100           525,062
                                                                ------------
                                                                   1,590,062
                                                                ------------
AGRICULTURE -- 0.5%
  Dekalb Genetics Corp. Class B..............       48,500         2,582,625
                                                                ------------
AIR FREIGHT/SHIPPING -- 0.5%
  Airnet Systems, Inc.*......................       22,400           358,400
  Expeditors International of Washington,
    Inc......................................       90,400         2,169,600
                                                                ------------
                                                                   2,528,000
                                                                ------------
AIRLINES -- 0.7%
  Alaska Air Group Inc.*.....................       91,800         2,352,375
  Midwest Express Holdings, Inc.*............       25,900           980,962
                                                                ------------
                                                                   3,333,337
                                                                ------------
APPAREL -- 3.6%
  Authentic Fitness Corp.....................       54,600           805,350
  Cole Kenneth Productions, Inc.*............      121,000         2,541,000
  Genesco, Inc.*.............................       41,100           462,375
  Nautica Enterprises, Inc.*.................      119,350         2,998,669
  Playtex Products, Inc.*....................       40,000           435,000
  St. John Knits, Inc........................       53,900         2,331,175
  Tultex Corp.*..............................       53,600           415,400
  Vans, Inc.*................................       61,800           726,150
  Wolverine Worldwide, Inc...................      199,000         7,263,500
                                                                ------------
                                                                  17,978,619
                                                                ------------
AUTOMOTIVE EQUIPMENT -- 0.4%
  Special Devices, Inc.*.....................       25,300           430,100
  Tower Automotive, Inc.*....................       43,400         1,692,600
                                                                ------------
                                                                   2,122,700
                                                                ------------
BIOTECHNOLOGY -- 1.5%
  Arqule, Inc.*..............................       22,100           342,550
  Bio-Technology General Corp.*..............       88,400         1,105,000
  Biopsys Medical, Inc.*.....................       38,000           940,500
  DepoTech Corp.*............................        8,800           133,051
  Guilford Pharmaceuticals, Inc.*............       73,300         1,520,975
  Martek Biosciences Corp.*..................       32,300           565,250
  Matritech, Inc.............................       13,700            69,356
  Molecular Biosystems, Inc.*................       59,500           542,938
  Pharmaceutical Product Development,
    Inc.*....................................       44,600           892,000
  Sonus Pharmaceuticals, Inc.*...............       18,700           493,212

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

BIOTECHNOLOGY (CONTINUED)

  Vertex Pharmaceuticals, Inc.*..............       19,700      $    792,925
                                                                ------------
                                                                   7,397,757
                                                                ------------
BROADCASTING -- 1.6%
  Argyle Television, Inc. Class A*...........       27,300           689,325
  Emmis Broadcasting Corp. Class A*..........       41,100         1,590,056
  Evergreen Media Corp. Class A*.............       93,450         2,727,572
  Saga Communications, Inc. Class A*.........       50,062         1,038,787
  Telemundo Group, Inc. Class A*.............       10,000           286,250
  Westwood One, Inc.*........................       82,700         1,529,950
                                                                ------------
                                                                   7,861,940
                                                                ------------
BUILDING MATERIALS -- 1.0%
  Advanced Lighting Technologies, Inc.*......       20,100           442,200
  AFC Cable Systems, Inc.*...................       21,800           452,350
  Falcon Building Products, Inc. Class A*....       45,000           787,500
  Hexcel Corp.*..............................      115,300         2,032,163
  NCI Building Systems, Inc.*................       20,000           647,500
  Northwest Pipe Co.*........................          500             8,312
  Triangle Pacific Corp.*....................       15,200           418,000
                                                                ------------
                                                                   4,788,025
                                                                ------------
BUILDING MATERIAL CHAIN -- 0.3%
  Eagle Hardware & Garden, Inc.*.............       95,400         1,717,200
                                                                ------------
CATALOG/OUTLET STORES -- 0.1%
  Coldwater Creek, Inc.*.....................       14,100           195,638
  Insight Enterprises, Inc.*.................        3,700            91,575
                                                                ------------
                                                                     287,213
                                                                ------------
CHEMICALS -- 0.7%
  Lilly Industries, Inc. Class A.............       12,200           221,125
  Mississippi Chemical Corp..................       60,700         1,449,212
  OM Group, Inc..............................       64,650         1,818,281
  Spartech Corp..............................       17,900           201,375
                                                                ------------
                                                                   3,689,993
                                                                ------------
CLOTHING CHAINS -- 2.0%
  99 Cents Only Stores*......................       34,000           684,250
  Buckle, Inc. (The)*........................        7,500           200,625
  Gadzooks, Inc.*............................       52,300         1,647,450
  Men's Wearhouse, Inc.*.....................       72,800         2,002,000
  Pacific Sunwear of California*.............        3,700           121,175
  Paul Harris Stores, Inc.*..................       24,500           379,750
  Ross Stores, Inc...........................       61,800         1,568,175
  Stage Stores, Inc.*........................       57,200         1,258,400
  Stein Mart, Inc.*..........................       69,400         1,977,900
                                                                ------------
                                                                   9,839,725
                                                                ------------
COAL MINING -- 0.3%
  Zeigler Coal Holding Co....................       54,600         1,296,750
                                                                ------------
COMMERCIAL/INDUSTRIAL SERVICES -- 0.1%
  Phymatrix Corp.*...........................       52,800           699,600
                                                                ------------
COMPUTER/OFFICE AUTOMATION -- 2.4%
  Advanced Digital Information Corp.*........       52,600           670,650
  Brooktrout Technology, Inc.*...............       14,700           218,663

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
COMPUTER/OFFICE AUTOMATION (CONTINUED)

  BTG, Inc.*.................................       55,900      $    978,056
  Discreet Logic, Inc.*......................       42,300           248,512
  Encad, Inc.*...............................       42,500         1,269,688
  GEAC Computer Corp. LTD*...................       40,500           962,544
  In Focus Systems, Inc.*....................       52,600           907,350
  Larscom, Inc. Class A*.....................       62,500           523,438
  Logitech International*....................       16,000           260,000
  Microtouch Systems, Inc.*..................       52,200         1,030,950
  Network Appliance, Inc.*...................      117,000         3,802,500
  Safeguard Scientifics, Inc.*...............       19,700           389,075
  Splash Technology Holdings, Inc.*..........       36,300           907,500
  Sunquest Information Systems, Inc.*........       11,300           110,175
                                                                ------------
                                                                  12,279,101
                                                                ------------
CONTAINERS -- 0.1%
  U.S. Can Corp.*............................       20,900           318,725
                                                                ------------
CONTRACTING DRILLING -- 2.0%
  Atwood Oceanics, Inc.*.....................       32,500         2,019,063
  Cliffs Drilling Co.*.......................       37,800         2,244,375
  Marine Drilling Co., Inc.*.................      307,400         5,456,350
  Unit Corp.*................................       16,000           144,000
                                                                ------------
                                                                   9,863,788
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 0.1%
  Tuesday Morning Corp.*.....................       14,500           466,222
                                                                ------------
DRUGS/PHARMACEUTICALS -- 3.8%
  Alkermes, Inc.*............................       26,200           366,800
  Amylin Pharmaceuticals Inc.*...............      122,400         1,484,100
  Anesta Corp.*..............................       65,500         1,129,875
  Curative Health Services, Inc.*............       96,500         2,219,500
  Dura Pharmaceuticals, Inc.*................       67,700         2,420,275
  Incyte Pharmaceuticals, Inc.*..............       57,200         2,974,400
  Inhale Therapeutic Systems*................       15,300           292,612
  Medicis Pharmaceutical Corp. Class A*......       28,350           843,412
  NBTY, Inc.*................................       39,500           597,438
  NCS Healthcare, Inc. Class A*..............       21,500           486,438
  Parexel International Corp.*...............       78,800         1,812,400
  Pathogenesis Corp.*........................       22,100           552,500
  Sangstat Medical Corp.*....................       57,000         1,546,125
  Sepracor, Inc.*............................       77,500         1,787,344
  Theragencis Corp.*.........................       45,100           732,875
                                                                ------------
                                                                  19,246,094
                                                                ------------
ELECTRONIC DATA PROCESSING -- 0.3%
  Banctec, Inc.*.............................       45,300         1,155,150
  Factset Research Systems, Inc.*............       10,100           195,688
  Nova Corp.*................................       19,300           306,388
                                                                ------------
                                                                   1,657,226
                                                                ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.7%
  Checkpoint Systems, Inc.*..................      153,900         2,635,538
  Coherent, Inc.*............................       53,000         2,534,062
  Lecroy Corp.*..............................       25,500           663,000
  Molecular Dynamics, Inc.*..................       10,800           159,300
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

ELECTRONIC INSTRUMENTS/DIVERSIFIED (CONTINUED)

  Orbotech LTD*..............................       16,500      $    297,000
  Plexus Corp.*..............................       45,100         1,330,450
  SBS Technologies, Inc.*....................        9,300           141,825
  Veeco Instruments, Inc.....................       18,500           543,438
                                                                ------------
                                                                   8,304,613
                                                                ------------
ENTERTAINMENT -- 0.4%
  Hollywood Entertainment Corp.*.............       92,300         2,249,812
                                                                ------------
ENTERTAINMENT/MUSIC CHAINS -- 0.1%
  Guitar Center, Inc.*.......................       39,600           635,362
                                                                ------------
ENVIRONMENTAL SERVICES -- 1.8%
  Newpark Resources, Inc.*...................       36,385         1,591,844
  Superior Services, Inc.*...................       44,100           981,225
  Tetra Technologies, Inc.*..................       66,100         1,454,200
  United Waste Systems, Inc.*................      130,900         4,876,025
                                                                ------------
                                                                   8,903,294
                                                                ------------
FINANCE COMPANIES -- 2.9%
  AmeriCredit Corp.*.........................      185,700         3,226,538
  Imperial Credit Industries, Inc.*..........      263,400         5,300,925
  Ocwen Financial Corp.*.....................       58,500         1,696,500
  Resource Bancshares Mortgage Group, Inc....       43,500           685,125
  Sirrom Capital Corp........................       61,000         2,211,250
  Southern Pacific Funding Corp.*............       88,150         1,531,606
                                                                ------------
                                                                  14,651,944
                                                                ------------
FOOD CHAINS -- 0.6%
  Quality Food Centers, Inc.*................       75,400         3,166,800
                                                                ------------
GROCERY PRODUCTS -- 0.4%
  Hudson Foods, Inc. Class A.................       55,500           867,187
  Morningstar Group, Inc.*...................       62,200         1,197,350
                                                                ------------
                                                                   2,064,537
                                                                ------------
HOMEBUILDING -- 0.1%
  Diamond Home Services, Inc.*...............        5,800           103,675
  Pacific Greystone Corp.*...................       21,600           270,000
                                                                ------------
                                                                     373,675
                                                                ------------
HOME FURNISHINGS -- 1.4%
  Ethan Allen Interiors, Inc.................       85,500         3,726,457
  Foamex International, Inc.*................      103,100         1,610,938
  Furniture Brands International, Inc.*......       89,500         1,342,500
  O'Sullivan Industries Holdings, Inc.*......       42,400           535,300
                                                                ------------
                                                                   7,215,195
                                                                ------------
HOSPITALS -- 0.4%
  National Surgery Centers, Inc.*............       66,500         1,928,500
                                                                ------------
INVESTMENT COMPANIES -- 0.2%
  Everen Capital Corp........................       22,200           449,550
  Hambrecht & Quist Group*...................       25,600           428,800
                                                                ------------
                                                                     878,350
                                                                ------------
LIFE INSURERS -- 0.1%
  Protective Life Corp.*.....................        9,000           378,000
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

LODGING -- 0.8%
  Capstar Hotel Co.*.........................       30,850      $    863,800
  Doubletree Corp.*..........................       26,300           933,650
  Singature Resorts, Inc.*...................       50,100         1,198,926
  Suburban Lodges of America, Inc.*..........       11,800           212,400
  Wyndham Hotel Corp.*.......................       34,000         1,003,000
                                                                ------------
                                                                   4,211,776
                                                                ------------
MACHINERY/EQUIPMENT -- 2.1%
  Ballantyne of Omaha, Inc.*.................       10,350           159,131
  CFM Technologies, Inc.*....................       23,100           684,338
  DT Industries, Inc.........................       65,200         1,711,500
  Kuhlman Corp...............................       53,800         1,250,850
  Magnetek, Inc.*............................       73,800         1,190,025
  Miller Industries, Inc.*...................      145,050         1,740,600
  Robbins & Myers, Inc.......................       20,400           540,600
  Texex Corp.*...............................       21,900           287,868
  Uniphase Corp.*............................       50,900         1,883,300
  Watsco, Inc. Class A.......................       34,450           878,475
                                                                ------------
                                                                  10,326,687
                                                                ------------
MANAGED HEALTHCARE/HMO'S/PPO'S -- 1.4%
  Coventry Corp.*............................      180,600         2,054,324
  CRA Managed Care, Inc.*....................       35,700         1,338,750
  FPA Medical Management, Inc.*..............      110,043         2,118,328
  Maxicare Health Plans, Inc.*...............       32,000           804,000
  OccuSystems, Inc.*.........................       21,700           488,250
                                                                ------------
                                                                   6,803,652
                                                                ------------
MEDICAL/NURSING/HEALTH SERVICES -- 1.2%
  American Homepatient, Inc.*................       24,300           540,674
  Diagnostic Health Services, Inc.*..........       19,900           156,712
  EmCare Holdings, Inc.*.....................       42,800         1,150,250
  Multicare Companies, Inc.*.................       64,800         1,223,100
  Rotech Med Corp.*..........................       41,200           756,061
  Pediatrix Medical Group, Inc.*.............       26,800           881,050
  PMR Corp.*.................................        9,700           212,188
  Sunrise Assisted Liviing, Inc.*............       29,900           837,400
                                                                ------------
                                                                   5,757,435
                                                                ------------
MEDICAL SPECIALTIES -- 0.7%
  Cardiothoracic Systems, Inc.*..............       15,300           325,124
  Impath, Inc.*..............................        8,500           153,000
  Medical Resources, Inc.*...................       70,600           767,774
  Urologix, Inc.*............................        9,000           153,000
  Vivus, Inc.*...............................       51,500         2,060,000
                                                                ------------
                                                                   3,458,898
                                                                ------------
MEDICAL SUPPLIES -- 2.2%
  Adac Laboratories*.........................       40,800           851,700
  Capstone Pharmacy Services*................       55,400           609,400
  ESC Medical Systems LTD*...................       27,600           696,900
  Graham Field Health Products, Inc.*........       45,300           492,638
  Hologic, Inc.*.............................       52,600         1,282,124
  Keravision, Inc.*..........................        3,000            30,374
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

MEDICAL SUPPLIES (CONTINUED)

  Lunar Corp.*...............................       17,300      $    592,524
  Meridian Diagnostics, Inc..................        4,400            48,400
  Minimed, Inc.*.............................       52,200         1,344,150
  Molecular Devices Corp.*...................       32,200           446,774
  Penederm, Inc.*............................       19,400           213,400
  Respironics, Inc.*.........................        1,000            21,250
  Sabratek Corp.*............................       17,800           356,000
  Safeskin Corp.*............................      175,000         3,171,874
  Serologicals Corp.*........................       22,950           344,250
  Ventana Medical Systems, Inc.*.............       37,400           523,600
                                                                ------------
                                                                  11,025,358
                                                                ------------
METALS -- 0.8%
  Lone Star Technologies, Inc.*..............       26,100           495,900
  Mueller Industries, Inc.*..................       85,900         3,360,838
                                                                ------------
                                                                   3,856,738
                                                                ------------
MILITARY /DEFENSE TECHNOLOGY -- 0.3%
  Avondale Industries, Inc.*.................       22,600           389,850
  Tracor, Inc.*..............................       52,600         1,222,950
                                                                ------------
                                                                   1,612,800
                                                                ------------
MULTI-LINE INSURERS -- 0.0%
  Delphi Financial Group, Inc. Class A*......        5,200           172,900
                                                                ------------
OCEAN FREIGHT/SHIPPING -- 0.1%
  OMI Corp.*.................................       71,100           693,224
                                                                ------------
OIL/GAS PRODUCTION -- 1.5%
  Abacan Resource Corp.*.....................       51,400           404,774
  Abraxas Petroleum Corp.*...................       21,900           240,558
  Brown (Tom), Inc.*.........................       47,100           871,350
  Harken Energy Corp.*.......................      235,100         1,160,806
  Nuevo Energy Co.*..........................       25,200           967,050
  Petsec Energy LTD*.........................       49,400           975,650
  Swift Energy Co.*..........................       45,200         1,067,850
  Vintage Petroleum, Inc.....................       20,000           600,000
  Western Gas Resources, Inc.................       75,300         1,355,400
                                                                ------------
                                                                   7,643,438
                                                                ------------
OIL REFINING/MARKETING -- 0.0%
  Tesoro Petroleum Corp.*....................       21,600           226,800
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 5.4%
  3DX Technology*............................       25,400           279,400
  Camco International, Inc...................       57,700         2,538,800
  Energy Ventures, Inc.*.....................       35,500         2,187,688
  Global Industries LTD*.....................      120,100         2,567,138
  Maverick Tube Corp.*.......................          800            14,200
  Oceaneering International, Inc.*...........       76,300         1,192,188
  Pool Energy Services Co.*..................       84,600         1,247,850
  Pride Petroleum Services, Inc.*............      129,400         2,685,050
  Seacor Holdings, Inc.*.....................       71,200         3,818,100
  Stolt Comex Seaway SA*.....................       27,700           560,924
  Trico Marine Services, Inc.*...............       66,300         3,149,250
  Tuboscope Vetco International, Corp.*......      190,600         2,596,924
  Varco International, Inc.*.................      106,100         2,652,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT (CONTINUED)

  Veritas DGC, Inc.*.........................       77,000      $  1,520,750
                                                                ------------
                                                                  27,010,762
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 6.3%
  Administaff, Inc.*.........................       36,900           613,462
  Affiliated Computer Services, Inc. Class
    A*.......................................       69,400         1,587,525
  ASE Test LTD*..............................        8,000           255,000
  Billing Information Concepts*..............       58,200         1,396,800
  CareMatrix Corp.*..........................       22,800           418,950
  Caribiner International, Inc.*.............       54,200         2,533,850
  CCC Information Services Group*............       54,000           675,000
  Ciber, Inc.*...............................      111,600         2,817,900
  Computer Task Group, Inc...................       68,600         2,435,300
  Data Processing Resources Corp.*...........       50,300           943,124
  Diamond Technology Partners Class A*.......        2,310            11,983
  Fine Host Corp.*...........................       17,900           420,650
  Forrester Research, Inc.*..................       21,800           397,850
  G&K Services, Inc., Class A................       17,950           538,500
  ICTS International NV*.....................        3,800            30,638
  Information Management Resources, Inc.*....       36,900           580,800
  Learning Tree International*...............       29,600           828,800
  Meta Group, Inc.*..........................       23,500           452,374
  Metzler Group, Inc.*.......................       46,600         1,077,624
  National Techteam, Inc.*...................       40,800           632,400
  Norrell Corp...............................       49,200         1,211,550
  On Assignment, Inc.*.......................       11,200           282,800
  Perseptive Biosystems, Inc.*...............          769             6,056
  Personnel Group of America, Inc.*..........       25,900           508,288
  PMT Services, Inc.*........................       90,350           993,850
  Rental Service Corp.*......................       17,100           324,900
  Romac International, Inc.*.................       66,600         1,177,988
  Staffmark, Inc.*...........................       25,900           339,938
  Sykes Enterprises, Inc.*...................       57,450         1,874,306
  Technology Solutions Co.*..................       54,750         1,512,469
  Vincam Group, Inc.*........................       28,400           777,450
  Warrantech Corp.*..........................       75,900           683,100
  Whittman-Hart, Inc.*.......................      144,900         3,079,124
                                                                ------------
                                                                  31,420,349
                                                                ------------
OTHER CONSUMER DURABLES -- 0.5%
  Action Performance Cos., Inc.*.............       59,900         1,168,050
  Sola International, Inc.*..................       67,800         1,567,874
                                                                ------------
                                                                   2,735,924
                                                                ------------
OTHER CONSUMER NON-DURABLES -- 0.1%
  Helen of Troy LTD*.........................       15,000           356,250
                                                                ------------
OTHER CONSUMER SERVICES -- 0.3%
  Equity Corp. International*................       17,800           373,800
  ITT Educational Services*..................       19,800           428,174
  Memberworks, Inc.*.........................       21,400           347,750
  National Education Corp.*..................       40,100           506,262
                                                                ------------
                                                                   1,655,986
                                                                ------------
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
OTHER FINANCIAL SERVICES -- 0.0%
  Metris Companies, Inc.*....................        2,100      $     52,500
                                                                ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 0.8%
  Enterprise Systems, Inc.*..................       51,300         1,154,250
  Envoy Corp.*...............................       91,100         2,129,462
  Horizon Mental Health Management, Inc.*....       13,050           200,644
  Medquist, Inc.*............................        9,600           211,200
  Premier Research Worldwide, Ltd.*..........       15,600           257,400
  Sterile Recoveries, Inc.*..................          400             7,000
                                                                ------------
                                                                   3,959,956
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 2.1%
  BE Aerospace, Inc.*........................      144,700         3,545,150
  Belden, Inc................................       43,600         1,553,250
  BMC Industries, Inc........................       53,300         1,505,724
  Griffon Corp.*.............................       54,300           651,600
  Interface, Inc.............................       39,100           979,944
  Libbey, Inc................................       52,300         1,634,374
  Rexel, Inc.*...............................       31,400           569,124
  Special Metals Corp.*......................       14,000           245,000
                                                                ------------
                                                                  10,684,166
                                                                ------------
OTHER RETAIL TRADE -- 0.2%
  RDO Equipment Co. Class A*.................       19,900           348,250
  Renters Choice, Inc.*......................       61,600           885,500
                                                                ------------
                                                                   1,233,750
                                                                ------------
OTHER TECHNOLOGY -- 0.5%
  Computer Products, Inc.*...................       87,900         1,285,538
  Henry (Jack) & Associates..................       28,050           624,113
  Renaissance Solutions, Inc.*...............       26,000           656,500
                                                                ------------
                                                                   2,566,151
                                                                ------------
OTHER TRANSPORTATION -- 0.3%
  Coach USA, Inc.*...........................       35,800         1,038,200
  Hvide Marine, Inc. Class A*................       23,500           534,624
                                                                ------------
                                                                   1,572,824
                                                                ------------
PAPER -- 0.1%
  American Pad & Paper Co.*..................       40,500           607,336
                                                                ------------
PIPELINES -- 0.2%
  Offshore Logistics, Inc.*..................       52,600           841,600
                                                                ------------
PRINTING/FORMS -- 0.4%
  Applied Graphics Technologies, Inc.*.......       41,100         1,453,912
  Consolidated Graphics, Inc.*...............       16,000           458,000
                                                                ------------
                                                                   1,911,912
                                                                ------------
PROPERTY-CASUALTY INSURERS -- 0.5%
  Capmac Holdings, Inc.......................       43,300         1,152,862
  HCC Insurance Holdings, Inc................       54,000         1,323,000
                                                                ------------
                                                                   2,475,862
                                                                ------------
PUBLISHING -- 0.3%
  Golden Books Family Entertainment, Inc.*...       90,000           832,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
PUBLISHING (CONTINUED)

  Mecklermedia Corp.*........................       30,800      $    739,200
                                                                ------------
                                                                   1,571,700
                                                                ------------
REAL ESTATE BROKERS/SERVICES -- 0.5%
  CB Commercial Real Estate Services Group,
    Inc.*....................................       26,500           629,374
  Redwood Trust, Inc.........................       45,200         2,090,500
                                                                ------------
                                                                   2,719,874
                                                                ------------
RECREATIONALPRODUCTS -- 0.1%
  Rockshox, Inc.*............................       17,000           253,938
                                                                ------------
REGIONAL BANKS -- 0.7%
  Bay View Capital Corp......................       17,400           887,400
  Peoples Heritage Financial Group, Inc......       52,900         1,626,674
  Provident Bankshares Corp..................       32,100         1,235,850
                                                                ------------
                                                                   3,749,924
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.4%
  American General Hospitality Corp..........       26,400           719,400
  Essex Property.............................       35,100         1,048,612
  FelCor Suite Hotels, Inc...................       21,500           790,124
  Golf Trust of America, Inc.*...............       43,600         1,062,750
  Health Care Real Estate Investment Trust...       33,900           805,124
  Kilroy Realty Corp.*.......................       37,025           985,791
  Storage USA, Inc...........................       27,000           995,624
  Walden Residential Properties, Inc.........       35,700           861,262
                                                                ------------
                                                                   7,268,687
                                                                ------------
RENTAL/LEASING COMPANIES -- 0.7%
  Leasing Solutions, Inc.*...................       59,200         1,110,000
  Team Rental Group, Inc.*...................       25,100           527,100
  Ugly Duckling Corp.*.......................       71,100         1,306,463
  Winthrop Resources Corp....................       15,700           467,075
                                                                ------------
                                                                   3,410,638
                                                                ------------
RESTAURANTS -- 1.5%
  CKE Restaurants, Inc.......................      162,950         3,605,269
  Foodmaker, Inc.*...........................      168,200         1,703,025
  Logan's Roadhouse, Inc.*...................       17,100           359,100
  Rare Hospitality International, Inc.*......       43,500           565,500
  Showbiz Pizza Time, Inc.*..................       62,400         1,092,000
                                                                ------------
                                                                   7,324,894
                                                                ------------
RETAIL/FOOD DISTRIBUTION -- 0.6%
  Richfood Holdings, Inc.....................      120,650         2,262,188
  Suiza Foods Corp.*.........................       31,200           834,600
                                                                ------------
                                                                   3,096,788
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 0.1%
  MAF Bancorp, Inc...........................       15,800           616,200
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 7.2%
  Aavid Thermal Technologies*................       29,400           345,450
  Advanced Technology Materials, Inc.*.......       34,100           588,225
  Anadigics, Inc.*...........................       39,500         1,066,500
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

SEMICONDUCTORS/ELECTRONIC COMPONENTS (CONTINUED)

  Benchmarq Microelectronics, Inc.*..........       17,800      $    222,500
  Credence Systems Corp.*....................       71,600         1,396,200
  Cymer, Inc.*...............................       44,100         1,582,088
  Fusion Systems Corp.*......................       61,300         1,455,875
  Gasonics International Corp.*..............       21,500           306,375
  Hadco Corp.................................       61,100         2,367,625
  Integrated Process Equipment Corp.*........       96,700         1,619,725
  Jabil Circuit, Inc.*.......................      133,700         6,024,856
  JPM Co.*...................................          700            11,725
  Kulicks & Soffa Industries, Inc.*..........       77,300         1,632,962
  Level One Communications, Inc.*............       21,400           588,500
  MRV Communications, Inc.*..................       50,900         1,132,525
  Photronics, Inc.*..........................       34,600         1,016,375
  Radisys Corp.*.............................       41,100         1,202,175
  Sawtek, Inc.*..............................       80,000         2,300,000
  SDL, Inc.*.................................        9,900           169,538
  Sipex Corp.*...............................       31,900           933,075
  Smart Modular Technologies, Inc.*..........       50,000         1,187,500
  STB Systems, Inc.*.........................       17,500           511,875
  Stormedia, Inc.*...........................       89,000         1,023,500
  Trident Microsystems, Inc.*................      102,000         1,377,000
  Vitesse Semiconductor Corp.*...............      188,700         5,212,838
  Zygo Corp.*................................       30,200           687,050
                                                                ------------
                                                                  35,962,057
                                                                ------------
SOAPS/COSMETICS -- 0.1%
  American Safety Razor Co.*.................       22,500           347,990
                                                                ------------
SOFTWARE -- 8.5%
  Aspen Technology, Inc.*....................       78,400         2,136,400
  Avant Corp.*...............................       48,400         1,312,850
  C Net, Inc.*...............................       27,200           666,400
  CBT Group PLC Sponsored ADR*...............       80,900         4,034,888
  Credit Management Solutions, Inc.*.........        5,000            51,250
  Dataworks Corp.*...........................       37,500           543,750
  Documentum, Inc.*..........................       37,000           684,500
  Excite, Inc.*..............................       44,300           476,225
  Geotel Communications Corp.*...............        5,100            56,100
  Harbinger Corp.*...........................      101,150         2,225,300
  HNC Software, Inc.*........................       70,700         1,847,038
  HPR, Inc.*.................................       12,000           135,000
  Hyperion Software Corp.*...................      125,500         2,070,750
  Infinity Financial Technology, Inc.*.......       17,700           305,325
  Infoseek Corp.*............................       40,500           288,562
  Lycos, Inc.*...............................       45,000           632,812
  Manugistics Group, Inc.*...................       36,400         1,328,600
  Mercury Interactive Corp.*.................       80,200           781,950
  National Instruments Corp.*................       68,500         2,209,125
  Pegasystems, Inc.*.........................       53,900         1,084,738
  Perceptron, Inc.*..........................       38,200         1,002,750
  Quick Response Services, Inc.*.............       16,600           437,824
  Rational Software Corp.*...................       67,200         1,386,000
  Rogue Wave Software*.......................       17,800           162,424
  Sapient Corp.*.............................       13,800           441,600
  Saville Systems Ireland PLC*...............       72,200         2,075,750
  Seibel Systems, Inc.*......................      113,600         1,902,800
  Select Software Tools Sponsored ADR*.......       70,050           700,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
SOFTWARE (CONTINUED)

  SPSS, Inc.*................................       20,100      $    499,988
  Tecnomatix Technologies Ltd.*..............        3,300            68,475
  Triteal Corp.*.............................       10,000           117,500
  Trusted Information Systems, Inc.*.........       35,400           460,200
  Verilink Corp.*............................       13,600            81,600
  Veritas Software Co.*......................       57,200         1,694,550
  Versant Object Technology Corp.*...........        5,000            44,375
  Viasoft, Inc.*.............................       40,000         1,300,000
  Videoserver, Inc.*.........................       92,300         2,180,588
  Visio Corp.*...............................       75,600         2,948,400
  Walker Interactive Systems, Inc.*..........       40,800           512,550
  Wind River Systems, Inc.*..................       84,000         1,984,500
                                                                ------------
                                                                  42,873,937
                                                                ------------
SPECIALTY CHAINS -- 2.3%
  Cort Business Services Corp.*..............       42,300           967,612
  Duty Free International, Inc...............       63,300           925,762
  Finish Line, Inc. Class A*.................       19,900           442,775
  Linens'n Things, Inc.*.....................      107,100         2,503,462
  Micro Warehouse, Inc.*.....................      107,000         1,404,375
  Party City Corp.*..........................       10,900           170,313
  Pier 1 Imports, Inc........................      130,500         2,300,062
  West Coast Entertainment Corp.*............        2,500            18,125
  West Marine, Inc.*.........................       25,500           841,500
  Williams-Sonoma, Inc.*.....................       72,900         2,095,875
                                                                ------------
                                                                  11,669,861
                                                                ------------
SPECIALTY INSURERS -- 0.1%
  International Alliance Services, Inc.*.....       56,800           568,000
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.6%
  Coherent Communications Systems Corp.*.....       41,900           722,775
  Comverse Technology, Inc.*.................       48,500         1,915,750
  Davox Corp.*...............................       31,400           973,400
  Digital Microwave Corp.*...................       82,100         1,580,425
  Gilat Satellite Networks LTD*..............       56,800         1,718,200
  Harmonic Lightwaves, Inc.*.................       88,800         1,221,000
  Natural Microsystems Corp.*................       82,400         1,637,700
  Nice Systems LTD*..........................       27,500           563,750
  P Com, Inc.*...............................       52,900         1,375,400
  Remec, Inc.*...............................       25,600           550,400
  Spectran Corp.*............................       13,600           176,800
  Teledata Communications LTD*...............       33,500           603,000
                                                                ------------
                                                                  13,038,600
                                                                ------------
TELECOMMUNICATION SERVICES -- 0.3%
  Pacific Gateway Exchange, Inc.*............       23,000           575,000
  Pricellular Corp. Class A*.................       57,168           471,636
  U. S. Long Distance Corp.*.................       35,600           413,850
                                                                ------------
                                                                   1,460,486
                                                                ------------
TEXTILES -- 0.1%
  Culp, Inc..................................       17,400           300,150
                                                                ------------
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
TOBACCO PRODUCTS -- 0.2%
  General Cigar Holdings, Inc.*..............       35,100      $    780,975
                                                                ------------
TRUCKING -- 0.7%
  Knight Transportation, Inc.*...............       20,600           466,075
  Swift Transportation Co.*..................       36,400           928,200
  U.S. Xpress Enterprises, Inc. Class A*.....          700             9,800
  USFreightways Corp.........................       57,200         1,480,050
  Yellow Corp.*..............................       29,400           554,924
                                                                ------------
                                                                   3,439,049
                                                                ------------
WHOLESALE DISTRIBUTION -- 1.2%
  Anicom, Inc.*..............................       49,900           422,591
  Brightpoint, Inc.*.........................      191,250         3,131,719
  Cellstar Corp.*............................       75,100         1,595,875
  Central Garden & Pet Co.*..................        6,800           123,250
  CHS Electronics, Inc.*.....................       28,700           584,762
                                                                ------------
                                                                   5,858,197
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $409,848,367)......................................      456,148,188
                                                                ------------

                                                        PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 7.0%
--------------------------------------------------------------------------------
  Associates Corp. -- 3.7%
    6.75%, 04/01/97...................................  $18,673,000    18,673,000
  Merrill Lynch -- 3.3%
    6.35%, 04/01/97...................................  16,214,000    16,214,000
                                                                   -------------
TOTAL COMMERCIAL PAPER
  (Cost $34,887,000).............................................     34,887,000
                                                                   -------------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
--------------------------------------------------------------------------------
  J. P. Morgan & Co., Inc. $22,666,000 at 6.25%,
    (Agreement dated 03/31/97; to be repurchased at
    $22,669,935 on 04/01/97; collateralized by
    $23,265,000 FHMA Notes, 7.125% due 04/30/26)
    (VALUE $23,811,037)
    (Cost $22,666,000)................................  22,666,000    22,666,000
                                                                   -------------
--------------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
--------------------------------------------------------------------------------
  Perseptive Biosystems Class G, Warrants
    (Cost $1,033).....................................        435          1,033
                                                                   -------------
TOTAL INVESTMENTS -- 102.4%
  (Cost $467,402,401)............................................    513,702,221
LIABILITIES IN EXCESS OF OTHER ASSETS (2.4%).....................    (12,139,688)
                                                                   -------------
NET ASSETS 100.0%................................................  $ 501,562,533
                                                                   -------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
CORE GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 93.0%
---------------------------------------------------------------------------------
APPAREL -- 1.9%
  Nike, Inc. -- Class B......................           36,900      $   2,287,800
  Tommy Hilfiger Corp.*......................          110,000          5,747,500
                                                                    -------------
                                                                        8,035,300
                                                                    -------------
BEVERAGES/SOFT DRINKS -- 1.5%
  Panamerican Beverages, Inc. -- Class A.....          120,000          6,435,000
                                                                    -------------
BIOTECHNOLOGY -- 3.3%
  Biogen, Inc.*..............................          242,000          9,044,750
  Centocor, Inc.*............................          165,000          5,032,500
                                                                    -------------
                                                                       14,077,250
                                                                    -------------
COMPUTERS/OFFICE AUTOMATION -- 2.3%
  EMC Corp.*.................................          140,000          4,970,000
  Read-Rite Corp.*...........................          200,000          5,050,000
                                                                    -------------
                                                                       10,020,000
                                                                    -------------
CONTAINERS -- 0.9%
  Crown Cork & Seal Co., Inc.................           77,500          4,000,938
                                                                    -------------
DEPARTMENT/DISCOUNT STORES -- 2.5%
  Consolidated Stores Corp.*.................          180,625          6,367,031
  Costco Cos, Inc.*..........................          167,200          4,618,900
                                                                    -------------
                                                                       10,985,931
                                                                    -------------
DRUGS/PHARMACEUTICALS -- 5.0%
  Cardinal Health, Inc.......................          162,950          8,860,406
  Dura Pharmaceuticals, Inc.*................          183,700          6,567,275
  Elan Corp. PLC-Sponsored ADR*..............          185,100          6,316,537
                                                                    -------------
                                                                       21,744,218
                                                                    -------------
ELECTRIC UTILITIES -- 2.0%
  AES Corp.*.................................          158,600          8,881,600
                                                                    -------------
ENVIRONMENTAL SERVICES -- 6.7%
  Republic Industries, Inc.*.................          256,900          8,911,219
  United States Filter Corp.*................          191,000          5,897,125
  United Waste Systems, Inc.*................          174,900          6,515,025
  USA Waste Services, Inc.*..................          213,700          7,586,350
                                                                    -------------
                                                                       28,909,719
                                                                    -------------
FINANCE COMPANIES -- 1.7%
  Associates First Capital Corp. -- Class
    A........................................          176,100          7,572,300
                                                                    -------------
FOOD CHAINS -- 4.0%
  Kroger Co.*................................          130,000          6,597,500
  Safeway, Inc.*.............................          232,600         10,786,825
                                                                    -------------
                                                                       17,384,325
                                                                    -------------
HOSPITALS -- 3.7%
  Healthsouth Corp.*.........................          504,600          9,650,475
  Tenet Healthcare Corp.*....................          257,200          6,333,550
                                                                    -------------
                                                                       15,984,025
                                                                    -------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
LEASURE/GAMING -- 2.3%
  Carnival Corp. -- Class A..................          268,400      $   9,930,800
                                                                    -------------
LODGING -- 2.1%
  Doubletree Corp.*..........................          126,700          4,497,850
  Host Marriott Corp.*.......................          277,000          4,709,000
                                                                    -------------
                                                                        9,206,850
                                                                    -------------
MANAGED HEALTHCARE/HMO'S -- 1.9%
  Oxford Health Plans, Inc.*.................          138,000          8,090,250
                                                                    -------------
MEDICAL SUPPLIES -- 4.5%
  Boston Scientific Corp.*...................          155,000          9,571,250
  ESC Medical Systems LTD.*..................          175,000          4,418,750
  Safeskin Corp.*............................          310,600          5,629,625
                                                                    -------------
                                                                       19,619,625
                                                                    -------------
OIL/GAS PRODUCTION -- 2.4%
  Burlington Resources, Inc..................          105,900          4,527,225
  Valero Energy Corp.........................          165,800          6,030,975
                                                                    -------------
                                                                       10,558,200
                                                                    -------------
OILFIELD SERVICES/EQUIPMENT -- 6.6%
  BJ Services Co.*...........................           72,500          3,470,937
  Diamond Offshore Drilling, Inc.*...........           95,400          6,534,900
  ENSCO International, Inc.*.................          160,800          7,919,400
  Smith International, Inc.*.................          171,000          7,801,875
  Tidewater, Inc.............................           41,500          1,909,000
  Western Atlas, Inc.*.......................           16,000            970,000
                                                                    -------------
                                                                       28,606,112
                                                                    -------------
OIL REFINING/MARKETING -- 1.4%
  Tosco Corp.................................          216,600          6,173,100
                                                                    -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 1.5%
  APAC Teleservices, Inc.*...................           26,300            683,800
  Manpower, Inc..............................          162,300          5,842,800
                                                                    -------------
                                                                        6,526,600
                                                                    -------------
OTHER CONSUMER DURABLES -- 1.3%
  U S Industries, Inc.*......................          159,200          5,611,800
                                                                    -------------
OTHER FINANCIAL SERVICES -- 2.7%
  Equifax, Inc...............................          232,600          6,338,350
  SunAmerica, Inc............................          139,300          5,223,505
                                                                    -------------
                                                                       11,561,855
                                                                    -------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 0.9%
  McKesson Corp..............................           63,400          4,057,600
                                                                    -------------
PIPELINES -- 1.2%
  Williams Companies, Inc....................          117,900          5,246,550
                                                                    -------------
REGIONAL BANKS -- 1.2%
  Washington Mutual, Inc.....................          110,500          5,338,531
                                                                    -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 1.6%
  ASM Lithography Holding NV*................           92,000          6,900,000
                                                                    -------------
SOAPS/COSMETICS -- 2.1%
  Revlon, Inc. -- Class A*...................          234,100          8,960,935
                                                                    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORE GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

SOFTWARE -- 7.7%
  BMC Software, Inc.*........................           94,400      $   4,354,200
  Electronics for Imaging, Inc.*.............          180,400          7,193,450
  McAfee Associates, Inc.*...................          128,700          5,694,975
  Parametric Technology Corp.*...............          128,700          5,807,588
  Peoplesoft, Inc.*..........................          142,400          5,696,000
  Rational Software Corp.*...................          220,000          4,537,500
                                                                    -------------
                                                                       33,283,713
                                                                    -------------
SPECIALTY CHAINS -- 1.6%
  Borders Group, Inc.*.......................          365,200          6,893,150
                                                                    -------------
SPECIALTY INSURERS -- 1.0%
  MGIC Investment Corp.......................           59,300          4,195,475
                                                                    -------------
TELECOMMUNICATIONS EQUIPMENT -- 9.2%
  ADC Telecommunications, Inc.*..............          120,000          3,225,000
  Andrew Corp.*..............................          287,700         10,393,163
  Ascend Communications, Inc.*...............           49,000          1,996,750
  Boston Technology, Inc.*...................          256,300          4,837,662
  L M Ericsson Telecommunications-Sponsored
    ADR......................................          258,400          8,737,150
  Nokia Corp.-Sponsored ADR -- Class A.......           69,300          4,036,725
  Tellabs, Inc.*.............................          176,600          6,379,675
                                                                    -------------
                                                                       39,606,125
                                                                    -------------
TELEPHONE -- 3.2%
  Nextel Communications, Inc. -- Class A*....          563,600          7,538,150
  Teleport Communications Group, Inc. --
    Class A*.................................          268,500          6,175,500
                                                                    -------------
                                                                       13,713,650
                                                                    -------------
TEXTILES -- 1.1%
  Mohawk Industries, Inc.*...................          232,900          4,861,787
                                                                    -------------
TOTAL COMMON STOCKS
  (Cost $382,398,610).........................................        402,973,314
                                                                    -------------
---------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.4%
---------------------------------------------------------------------------------
CONTAINERS -- 0.5%
  Crown Cork & Seal, Inc., 4.5%..............           40,000          1,970,000
                                                                    -------------
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

DRUGS/PHARMACEUTICALS -- 0.4%
  McKesson Corp., $2.50......................           36,300      $   1,942,050
                                                                    -------------
PIPELINES -- 0.5%
  Williams Cos, Inc., $3.50..................           20,300          2,144,188
                                                                    -------------
TOTAL PREFERRED STOCKS
  (Cost $6,012,500)...........................................          6,056,238
                                                                    -------------

                                                   PRINCIPAL
                                                     AMOUNT
---------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 2.0%
---------------------------------------------------------------------------------
COMPUTERS/OFFICE AUTOMATION -- 0.9%
  EMC Corp.,
    3.25%, 03/15/02..........................     $  3,700,000          3,792,500
                                                                    -------------
ENVIRONMENTAL SERVICES -- 0.5%
  Sanifill, Inc.,
    5.00%, 03/01/06..........................        1,437,000          2,044,133
                                                                    -------------
OILFIELD SERVICES/EQUIPMENT -- 0.6%
  Diamond Offshore Drilling, Inc. 3.75%,
    02/15/07.................................        2,500,000          2,662,500
                                                                    -------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $8,190,198)...........................................          8,499,133
                                                                    -------------
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.9%
---------------------------------------------------------------------------------
  Associates Corp. of North America 6.75%,
    04/01/97.................................       12,426,000         12,426,000
                                                                    -------------
TOTAL COMMERCIAL PAPER
  (Cost $12,426,000)..........................................
                                                                    -------------
TOTAL INVESTMENTS -- 99.3%
  (Cost $409,027,308).........................................        429,954,685
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%.................          2,819,246
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $ 432,773,931
                                                                    -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 11.8%
----------------------------------------------------------------------------
COMPUTER/OFFICE AUTOMATION -- 0.0%
  Seagate Technology, Inc.*..................             1     $         45
                                                                ------------
GAS UTILITIES -- 0.9%
  MCN Corp...................................        41,860        1,177,313
                                                                ------------
INVESTMENT COMPANIES -- 1.0%
  Merrill 6.50% "MTG" -- Strypes.............        19,000        1,244,500
                                                                ------------
MACHINERY/EQUIPMENT -- 0.7%
  Cooper Industries, Inc.,
    6.00% WYMN (DECS)........................        51,100          932,575
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.7%
  SunAmerica, Inc. (PERCS)*..................        22,300          879,392
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 8.5%
  Bay Apartment Communities, Inc.............        38,190        1,370,066
  Cali Realty Corp...........................        44,130        1,412,160
  CenterPoint Properties Corp................        38,200        1,169,875
  Equity Residential Properties Trust........        12,100          536,938
  Kilroy Realty Corp.*.......................        21,300          567,113
  Meridian Industrial Trust, Inc.............        38,470          889,619
  Patriot American Hospitality, Inc..........        28,460          690,155
  Reckson Associates Realty Corp.............        31,930        1,472,771
  Spieker Properties, Inc....................        40,900        1,595,100
  Starwood Lodging Trust.....................        36,115        1,408,485
                                                                ------------
                                                                  11,112,282
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $12,831,606).......................................       15,346,107
                                                                ------------

----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 31.8%
----------------------------------------------------------------------------
CONTAINERS -- 1.8%
  Crown Cork & Seal, 4.50%...................        48,250        2,376,313
                                                                ------------
DRUGS/PHARMACEUTICALS -- 0.8%
  McKesson Corp., $2.50*.....................        19,600        1,048,600
                                                                ------------
ELECTRIC UTILITIES -- 2.5%
  AES Trust I, Series A, 5.375%*.............        26,520        1,289,535
  California Energy Capital Trust, 6.25%.....        27,380        1,759,165
  California Energy Capital Trust 2,
    6.25%*...................................         5,900          300,163
                                                                ------------
                                                                   3,348,863
                                                                ------------
FINANCE COMPANIES -- 2.6%
  HF Ahmanson & Company, Series D, 6.00%.....        20,465        1,575,805
  Finova Finance Trust, 5.50%................        34,680        1,812,030
                                                                ------------
                                                                   3,387,835
                                                                ------------
GAS UTILITIES -- 0.8%
  Noram Financing I, 6.25%...................        17,000        1,058,250
                                                                ------------
INTEGRATED OIL COMPANIES -- 1.5%
  Unocal Capital Trust, 6.25%................        35,455        1,923,434
                                                                ------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
LIFE INSURERS -- 1.3%
  Penncorp Financial Group, Inc., $3.50......        29,505     $  1,644,904
                                                                ------------
LODGING -- 2.1%
  Host Marriott Financial Trust, 6.75%*......        47,435        2,668,219
                                                                ------------
MEDICAL SUPPLIES -- 0.5%
  United States Surgical Corp., Series A,
    $2.20.*..................................        21,340          613,525
                                                                ------------
METALS -- 0.1%
  Coeur D'Alene Mines Corp., 7.00%...........         5,500           97,625
                                                                ------------
MULTI-LINE INSURERS -- 0.7%
  Allstate Corp., 6.7647%....................        22,300          953,325
                                                                ------------
OIL/GAS PRODUCTION -- 2.5%
  Devon Financing Trust, $3.25*..............        30,148        1,823,954
  Nuevo Financing I, Series A, 5.75%.........        10,300          495,688
  Valero Energy, $3.125*.....................        13,700          923,038
                                                                ------------
                                                                   3,242,680
                                                                ------------
OIL REFINING/MARKETING -- 1.5%
  Tosco Financing Trust, 5.75%*..............        37,100        2,008,038
                                                                ------------
OTHER CONSUMER SERVICES -- 1.0%
  SCI Finance LLC, Series A, $3.125..........        12,930        1,318,860
                                                                ------------
OTHER PRODUCTION/MANUFACTURING -- 1.2%
  Corning Delaware LP, 6.00%.................        22,130        1,568,464
                                                                ------------
PIPELINES -- 1.9%
  Williams Cos., $3.50.......................        23,095        2,465,391
                                                                ------------
RESTAURANTS -- 1.7%
  Apple South Inc., $3.50....................         9,000          492,750
  Wendy's Financing I, Series A, 5.00%.......        34,900        1,766,813
                                                                ------------
                                                                   2,259,563
                                                                ------------
SAVINGS AND LOAN/THRIFTS -- 0.6%
  Sovereign Bancorp, Inc., Series B, 6.25%...         9,610          720,750
                                                                ------------
SPECIALTY INSURERS -- 1.7%
  American Bankers Insurance, Series B,
    $3.125...................................        36,290        2,200,081
                                                                ------------
TELECOMMUNICATION EQUIPMENT -- 3.1%
  LM Ericsson Telephone, 4.25%...............       619,270        2,941,533
  Qualcomm Financial Trust, 5.75%............        20,900        1,029,325
                                                                ------------
                                                                   3,970,858
                                                                ------------
TELECOMMUNICATION SERVICES -- 0.4%
  Worldcom, Inc., 8.00%......................         6,860          538,510
                                                                ------------
TELEPHONE -- 1.5%
  Salomon, Inc. CSN (DECS), 6.25%............        32,980        1,945,820
                                                                ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $37,345,556).......................................       41,359,908
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS -- 54.3%
---------------------------------------------------------

ADVERTISING -- 2.1%
  Omnicom Group,
    4.250%, 01/03/07.........................     $2,534,000    $  2,695,543
                                                                ------------
AEROSPACE -- 1.1%
  Morgan Stanley Group, Series MTNC*
    0.000%, 09/30/00.........................     1,290,000        1,470,600
                                                                ------------
AIRLINES -- 1.1%
  Alaska Air Group,
    6.500%, 06/15/05.........................       694,000          888,320
  Continental Airlines,
    6.750%, 04/15/06.........................       430,000          547,713
                                                                ------------
                                                                   1,436,033
                                                                ------------
ALCOHOLIC BEVERAGES -- 1.0%
  Grand Metropolitan PLC Euro,
    6.500%, 01/31/00.........................     1,130,000        1,337,638
                                                                ------------
AUTOMOBILES -- 0.2%
  Volkswagen International Finance,
    3.000%, 01/24/02.........................       240,000          266,700
                                                                ------------
BROADCASTING -- 0.2%
  Telemundo Group, Inc.,
    7.000%, 02/15/06.........................       225,000          217,406
                                                                ------------
BUILDING MATERIALS -- 1.4%
  Cemex SA Euro,
    4.250%, 11/01/97.........................       830,000          811,325
  Hexcel Corp.,
    7.000%, 08/01/03.........................       755,000          999,431
                                                                ------------
                                                                   1,810,756
                                                                ------------
BUILDING MATERIAL CHAINS -- 0.8%
  Home Depot, Inc.,
    3.250%, 10/01/01.........................       985,000          992,388
                                                                ------------
CLOTHING CHAINS -- 0.9%
  Nine West Group, Inc.,
    5.500%, 07/15/03.........................     1,220,000        1,186,450
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 3.3%
  Comverse Technology, Inc.,
    5.750 10/01/06...........................     1,263,000        1,351,410
  EMC Corp.,
    3.250%, 03/15/02.........................     1,190,000        1,219,750
  HMT Technology Corp.,
    0.000%, 01/15/04.........................       958,000          832,263
  Safeguard Scientifics
    6.000%, 02/01/06.........................     1,075,000          932,563
                                                                ------------
                                                                   4,335,986
                                                                ------------
CONTRACT DRILLING -- 1.8%
  Diamond Offshore Drilling
    3.750%, 02/15/07.........................     1,927,000        2,052,255
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CONTRACT DRILLING (CONTINUED)

  Nabors Industries, Inc.
    5.000%, 05/15/06.........................     $ 251,000     $    317,515
                                                                ------------
                                                                   2,369,770
                                                                ------------
DRUG CHAINS -- 1.5%
  Rite-Aid Corp.*
    0.000%, 07/24/06.........................     2,729,000        1,883,010
                                                                ------------
DRUGS/PHARMACEUTICALS -- 4.0%
  Elan International Finance*
    0.000%, 10/16/12.........................     1,711,000        1,272,556
  Sandoz Capital BVI LTD.
    2.000%, 10/06/02.........................       900,000        1,048,500
  Sandoz Capital BVI LTD. Euro,
    2.000%, 10/06/02.........................     1,470,000        1,721,738
  Sepracor, Inc.
    7.000%, 12/01/02.........................       295,000           396775
  Sepracor, Inc., Euro,
    7.000%, 12/01/02.........................       582,000          782,790
                                                                ------------
                                                                   5,222,359
                                                                ------------
ELECTRIC UTILITIES -- 1.2%
  AES Corp.
    10.250%, 07/15/06........................     1,385,000        1,513,113
                                                                ------------
ELECTRONIC DATA PROCESSING -- 2.3%
  Automatic Data Process*
    0.000%, 02/20/12.........................     4,664,000        2,606,010
  National Data Corp.
    5.000%, 11/01/03.........................       392,000          375,830
                                                                ------------
                                                                   2,981,840
                                                                ------------
ELECTRONIC INSTRUMENTS -- 3.1%
  ADT Operations, Inc.*
    0.000%, 07/06/10.........................     3,093,000        2,207,629
  SCI Systems, Inc.
    5.000%, 05/01/06.........................     1,499,000        1,858,760
                                                                ------------
                                                                   4,066,389
                                                                ------------
ENVIRONMENTAL SERVICES -- 5.6%
  Sanifill, Inc.
    5.000%, 03/01/06.........................     1,088,000        1,547,680
  United Waste Systems, Inc. Note
    4.500%, 06/01/01.........................     1,060,000        1,362,100
  United Waste Systems, Inc.
    4.500%, 06/01/01.........................       540,000          693,900
  U.S. Filter Corp.
    0.000%, 12/15/01.........................     2,470,000        2,479,263
  USA Waste Services, Inc.
    4.000%, 02/01/02.........................     1,113,000        1,151,955
                                                                ------------
                                                                   7,234,898
                                                                ------------
FINANCE COMPANIES -- 0.4%
  Leasing Solutions, Inc.
    6.875%, 10/01/03.........................       530,000          482,300
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------

FOOD CHAINS -- 1.0%
  Starbucks Corp.
    4.250%, 11/01/02.........................     $ 939,000     $  1,319,376
                                                                ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 1.0%
  Empresas ICA Sociedad
    5.000%, 03/15/04.........................     1,726,000        1,311,760
                                                                ------------
LIFE INSURERS -- 1.9%
  American Travellers Corp.,
    6.500%, 10/01/05.........................       521,000        1,454,893
  Penn Treaty American Corp.,
    6.250%, 12/01/03.........................       920,000        1,036,150
                                                                ------------
                                                                   2,491,043
                                                                ------------
LODGING -- 1.9%
  Hilton Hotels Corp.
    5.000%, 05/15/06.........................     1,740,000        1,774,800
  Prime Hospitality Corp.
    7.000%, 04/15/02.........................       341,000          488,056
  Signature Resorts, Inc.
    5.750.%, 01/15/07........................       277,000          235,450
                                                                ------------
                                                                   2,498,306
                                                                ------------
MACHINERY/EQUIPMENT -- 1.7%
  Intevac, Inc.
    6.500%, 03/01/04.........................       445,000          403,838
  Thermo Electron Corp.
    4.250%, 01/03/03.........................       565,000          590,425
  Thermo Electron Corp. Euro
    4.250%, 01/03/03.........................     1,110,000        1,187,700
                                                                ------------
                                                                   2,181,963
                                                                ------------
MANAGED HEALTHCARE/HMOS -- 1.0%
  Tenet Healthcare
    6.000%, 12/01/05.........................     1,172,000        1,353,660
                                                                ------------
MEDICAL/HEALTH SERVICES -- 2.7%
  FPA Medical Management
    6.500%, 12/15/01.........................       500,000          490,625
  Phycor, Inc.
    4.500%, 02/15/03.........................     1,965,000        1,891,313
  Renal Treatment Centers, Inc.
    5.625%, 07/15/06.........................     1,202,000        1,117,860
                                                                ------------
                                                                   3,499,798
                                                                ------------
MEDICAL SUPPLIES -- 0.4%
  Morgan Stanley Group, Series MTN
    2.000%, 03/29/02.........................       557,000          569,533
                                                                ------------
OIL FIELD SERVICES/EQUIPMENT -- 2.7%
  Baker Hughes, Inc.*
    0.000%, 05/05/08.........................     2,520,000        1,962,450
  Pride Petroleum Services, Inc.
    6.250%, 02/15/06.........................       372,000          675,180
  Seacor Holdings, Inc.
    5.375%, 11/15/06.........................       883,000          927,150
                                                                ------------
                                                                   3,564,780
                                                                ------------
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 1.3%
  CUC International, Inc.
    3.000%, 02/15/02.........................     $ 735,000     $    729,488
  National Education Corp.
    6.500%, 05/15/11.........................     1,129,000          987,875
                                                                ------------
                                                                   1,717,363
                                                                ------------
OTHER PRODUCTION/MANUFACTURING -- 2.1%
  ALFA S.A. DE C.V.
    8.000%, 09/15/00.........................     1,000,000        1,258,750
  ALFA S.A. DE C.V. Euro
    8.000%, 09/15/00.........................     1,180,000        1,485,325
                                                                ------------
                                                                   2,744,075
                                                                ------------
OTHER TRANSPORTATION -- 0.8%
  Offshore Logistic
    6.000%, 12/15/03.........................     1,000,000          981,250
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 1.8%
  Analog Devices
    3.500%, 12/01/00.........................       813,000        1,022,258
  Xilinx, Inc.
    5.250%, 11/01/02.........................     1,178,000        1,341,448
                                                                ------------
                                                                   2,363,706
                                                                ------------
SPECIALTY CHAINS -- 1.9%
  Pep Boys*
    0.000%, 09/20/11.........................     2,490,000        1,329,038
  Staples, Inc.
    4.500%, 10/01/00.........................     1,009,000        1,114,945
                                                                ------------
                                                                   2,443,983
                                                                ------------
TELEPHONE -- 0.1%
  Pricellular Wire Series B
    14.000%, 11/15/01........................       130,000          132,600
                                                                ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $66,761,391).......................................       70,676,375
                                                                ------------
----------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.4%
----------------------------------------------------------------------------
  Associates Corp.
    6.750%, 04/01/97
    (Cost $5,742,000)........................     5,742,000        5,742,000
                                                                ------------
TOTAL INVESTMENTS -- 101.9%
  (Cost $122,680,553)......................................      133,124,390
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.9%)............
                                                                  (2,472,988)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $130,651,402
                                                                ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 57.3%
----------------------------------------------------------------------------
AIRLINES -- 0.6%
  Delta Airlines, Inc........................         1,800     $    151,425
                                                                ------------
APPAREL -- 0.6%
  Fruit of the Loom, Inc.*...................         3,500          145,250
                                                                ------------
AUTOMOBILES -- 0.4%
  Chrysler Corp..............................         3,200           96,000
                                                                ------------
AUTOMOTIVE EQUIPMENT -- 0.7%
  SPX Corp.*.................................         4,000          181,500
                                                                ------------
BIOTECHNOLOGY -- 0.3%
  Quintiles Transnational Corp.*.............         1,400           75,425
                                                                ------------
BUILDING MATERIALS -- 0.7%
  Apogee Enterprises, Inc....................         7,200          142,200
  Eagle Hardware and Garden, Inc.*...........         1,200           22,854
                                                                ------------
                                                                     165,054
                                                                ------------
CATALOG/OUTLET STORES -- 1.2%
  CDW Computer Centers, Inc.*................         2,500          112,656
  Lands' End, Inc.*..........................         7,300          193,450
                                                                ------------
                                                                     306,106
                                                                ------------
CHEMICALS -- 0.7%
  Cytec Industries, Inc.*....................         4,400          166,650
                                                                ------------
CLOTHING CHAINS -- 2.9%
  Burlington Coat Factory*...................         8,900          160,200
  Ross Stores, Inc...........................        14,400          365,400
  TJX Companies..............................         4,600          196,650
                                                                ------------
                                                                     722,250
                                                                ------------
COAL MINING -- 0.8%
  Zeigler Coal Holding Co....................         7,900          187,625
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 6.5%
  Cisco Systems, Inc.*.......................         2,200          105,875
  Compaq Computer Corp.*.....................         2,300          176,237
  Dell Computer Corp.*.......................         3,800          256,975
  EMC Corp.*.................................         4,400          156,200
  Gateway 2000, Inc.*........................         3,200          164,000
  Quantum Corp.*.............................         3,500          135,188
  Seagate Technology, Inc.*..................         3,500          157,063
  Storage Technology Corp.*..................         3,900          153,075
  Western Digital Corp.*.....................         5,500          311,438
                                                                ------------
                                                                   1,616,051
                                                                ------------
CONTRACT DRILLING -- 2.2%
  Cliff's Drilling Co.*......................         2,200          130,625
  Global Marine, Inc.*.......................        11,100          238,650
  Marine Drilling, Cos., Inc.*...............        10,700          189,925
                                                                ------------
                                                                     559,200
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 1.4%
  Mac Frugals Bargains Close-Outs, Inc.*.....         6,800          180,200

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

DEPARTMENT/DISCOUNT STORES (CONTINUED)

  Woolworth Corp.*...........................         7,400     $    172,975
                                                                ------------
                                                                     353,175
                                                                ------------
DRUGS/PHARMACEUTICALS -- 1.1%
  Dura Phamaceuticals, Inc.*.................         5,600          200,200
  Jones Medical Industries, Inc..............         2,650           63,600
                                                                ------------
                                                                     263,800
                                                                ------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.2%
  American Power Conversion Corp.*...........         6,800          147,050
  Dynatech Corp.*............................         4,800          144,000
                                                                ------------
                                                                     291,050
                                                                ------------
FINANCE COMPANIES -- 2.7%
  Aames Financial Corp.......................         2,100           42,525
  Green Tree Financial Corp..................         4,700          158,625
  Imperial Credit Industries, Inc.*..........         7,900          158,988
  MBNA Corp..................................         4,800          133,800
  Student Loan Marketing Association.........         1,800          171,450
                                                                ------------
                                                                     665,388
                                                                ------------
GROCERY PRODUCTS -- 0.7%
  Interstate Bakeries Corp...................         3,800          179,550
                                                                ------------
HOME FURNISHINGS -- 1.6%
  Bed Bath & Beyond, Inc.*...................         1,500           36,281
  Ethan Allen Interiors, Inc.................         4,400          191,400
  Furniture Brands International, Inc.*......        11,200          168,000
                                                                ------------
                                                                     395,681
                                                                ------------
HOSPITALS -- 0.7%
  Health Management Associates, Inc. -- Class
    A*.......................................         1,700           40,375
  Healthsouth Corp.*.........................         7,000          133,875
                                                                ------------
                                                                     174,250
                                                                ------------
INVESTMENT COMPANIES -- 0.5%
  Bear Stearns Co............................         4,520          118,650
                                                                ------------
LIFE INSURERS -- 1.1%
  Conseco, Inc...............................         7,500          267,187
                                                                ------------
LODGING -- 0.6%
  HFS, Inc.*.................................         2,700          158,963
                                                                ------------
MANAGED HEALTHCARE -- 1.1%
  Oxford Health Plans, Inc.*.................         4,600          269,675
                                                                ------------
MEDICAL SUPPLIES -- 0.2%
  Guidant Corp...............................           900           55,350
                                                                ------------
MONEY CENTER BANKS -- 0.6%
  North Fork Bancorporation, Inc.............         4,200          151,725
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 3.1%
  Camco International, Inc...................         4,700          206,800
  Cooper Cameron Corp.*......................         2,200          150,700
  Rowan Cos., Inc.*..........................         7,800          176,475
  Tidewater, Inc.............................         2,200          101,200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT (CONTINUED)

  Varco International, Inc.*.................         5,900     $    147,500
                                                                ------------
                                                                     782,675
                                                                ------------
OIL/GAS PRODUCTION -- 0.5%
  Swift Energy Co.*..........................         5,500          129,938
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 0.6%
  Corrections Corp. of America*..............         3,500           84,875
  Robert Half International, Inc.*...........         1,600           55,800
                                                                ------------
                                                                     140,675
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.9%
  Sunamerica, Inc............................         5,800          218,225
                                                                ------------
OTHER HEALTH SERVICES -- 0.7%
  HBO & Company..............................         3,600          171,000
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 1.2%
  BMC Industries, Inc........................         3,400           96,050
  Miller Herman, Inc.........................         2,900          197,925
                                                                ------------
                                                                     293,975
                                                                ------------
PAPER -- 0.8%
  Fort Howard Corp.*.........................         6,400          199,200
                                                                ------------
PROPERTY-CASUALTY INSURANCE -- 1.3%
  Lowes Corp.................................         1,900          168,863
  Orion Capital Corp.........................         2,700          166,725
                                                                ------------
                                                                     335,588
                                                                ------------
PUBLISHING -- 0.8%
  Central Newspapers, Inc....................         3,000          150,375
  Gartner Group, Inc.*.......................         1,700           36,762
                                                                ------------
                                                                     187,137
                                                                ------------
REGIONAL/COMMERCIAL BANKS -- 0.5%
  Star Banc Corp.............................         3,400          135,575
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.6%
  Charter One Financial, Inc.................         3,730          163,654
  Greenpoint Financial Corp..................         4,600          236,900
                                                                ------------
                                                                     400,554
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 2.3%
  Intel Corp.................................         1,500          208,688
  Jabil Circuit, Inc.*.......................         3,700          166,731
  Vitesse Semiconductor Corp.*...............         7,650          211,331
                                                                ------------
                                                                     586,750
                                                                ------------
SOAPS/COSMETICS -- 1.2%
  Amway Asia Pacific, LTD....................         4,400          165,550
  Herbalife International, Inc...............         7,900          143,188
                                                                ------------
                                                                     308,738
                                                                ------------
SOFTWARE -- 6.9%
  Aspen Technology, Inc.*....................         3,000           81,750
  BMC Software, Inc.*........................         5,400          249,075
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

SOFTWARE (CONTINUED)

  Cadence Design System, Inc.*...............         5,100     $    175,312
  Compuware Corp.*...........................         4,300          269,825
  Keane, Inc.*...............................         4,400          144,650
  McAfee Associations, Inc.*.................         6,300          278,775
  Microsoft Corp.*...........................         1,600          146,700
  Parametric Technology Co.*.................         3,600          162,450
  Peoplesoft, Inc.*..........................         5,400          216,000
                                                                ------------
                                                                   1,724,537
                                                                ------------
SPECIALTY CHAINS -- 0.3%
  Gap, Inc...................................         2,000           67,000
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.6%
  ADC Telecommunications, Inc.*..............         4,900          131,687
  Ascend Communications, Inc.*...............         5,200          211,900
  Pairgain Technologies, Inc.*...............         6,000          177,750
  Tellabs, Inc.*.............................         3,800          137,275
                                                                ------------
                                                                     658,612
                                                                ------------
TEXTILES -- 0.5%
  Carlisle Cos, Inc..........................         4,500          131,625
                                                                ------------
WHOLESALE DISTRIBUTION -- 0.3%
  Tech Data Corp.*...........................         3,000           72,375
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $12,268,906).......................................       14,261,159
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
----------------------------------------------------------------------------
CORPORATE BONDS -- 26.0%
----------------------------------------------------------------------------
AIRLINES -- 0.8%
  US Air, Inc.
    10.00%, 07/01/03.........................     $ 200,000          201,750
                                                                ------------
BEVERAGES/SOFT DRINKS -- 4.0%
  Pepsi-Gemex SA
    9.75%, 03/30/04..........................     1,000,000          995,000
                                                                ------------
BROADCASTING -- 0.3%
  Telemundo Group, Inc.
    7.000%, 02/15/06.........................        75,000           74,250
                                                                ------------
CONTRACT DRILLING -- 0.3%
  Cliffs Drilling Co. Series B
    10.250%, 05/15/03........................        80,000           83,600
                                                                ------------
ELECTRONIC INSTRUMENTS -- 0.8%
  Electronic Retailing Systems*
    13.25%, 02/01/04.........................       300,000          205,125
                                                                ------------
ENTERTAINMENT -- 4.8%
  AMC Entertainment
    9.5%, 03/15/09...........................       450,000          445,500
  United Artists
    11.5%, 05/01/02..........................       725,000          756,719
                                                                ------------
                                                                   1,202,219
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

FINANCE COMPANIES -- 1.3%
  Americredit Corp., Series A
    9.25%, 02/01/04..........................     $ 200,000     $    195,000
  Ocwen Financial Corp.
    11.875%, 10/01/03........................       125,000          138,750
                                                                ------------
                                                                     333,750
                                                                ------------
GROCERY PRODUCTS -- 1.1%
  Curtice-Burns Foods, Inc.
    Senior Subordinated Note
    12.25%, 02/01/05.........................        50,000           53,250
  Fage Dairy Industries, Series A
    9.0%, 02/01/07...........................       225,000          218,250
                                                                ------------
                                                                     271,500
                                                                ------------
LEISURE/GAMING -- 2.4%
  Casino Magic
    13.00%, 08/15/03.........................       335,000          324,950
  Majestic Star Casino
    12.750%, 05/15/03........................       250,000          271,875
                                                                ------------
                                                                     596,825
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.5%
  ESAT Holdings, LTD*
    12.5%, 02/01/07..........................       225,000          124,875
                                                                ------------
RESTAURANTS -- 1.4%
  Foodmaker, Inc.
    9.25%, 03/01/99..........................       100,000          101,000
  Rally's Hamburgers, Inc.
    9.875%, 06/15/00.........................       250,000          236,563
                                                                ------------
                                                                     337,563
                                                                ------------
SEMICONDUCTORS/ELEC. COMP. -- 4.0%
  Advanced Micro Devices
    11.00%, 08/01/03.........................       900,000          987,750
                                                                ------------
SOAPS/COSMETICS -- 0.7%
  Revlon Worldwide, Series B*
    Zero Coupon, 3/15/98.....................       175,000          164,500
                                                                ------------
SPECIALTY CHAINS -- 0.3%
  CompUSA, Inc.
    9.500%, 06/15/00.........................        75,000           75,937
                                                                ------------
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.3%
  Echostar Communications*
    Step-up, 06/01/04........................     $ 125,000     $    105,000
  Optel, Inc.
    13.00%, 02/15/05.........................       225,000          215,438
                                                                ------------
                                                                     320,438
                                                                ------------
TELEPHONE -- 2.0%
  Nextel Communications*
    11.5%, 09/01/03..........................        75,000           58,688
  Paging Network, Inc.
    10.00%, 10/15/08.........................       250,000          225,000
  PriceCellular Wire Series B*
    14.000%, 11/15/01........................       200,000          204,000
                                                                ------------
                                                                     487,688
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $6,324,643)........................................        6,462,770
                                                                ------------
----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 15.0%
----------------------------------------------------------------------------
  U.S.Treasury Notes
    6.250%, 08/31/00.........................     1,000,000          988,178
    7.500%, 11/15/01.........................       700,000          720,467
    7.500%, 05/15/02.........................     1,000,000        1,031,910
    7.000%, 07/15/06.........................     1,000,000        1,003,230
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,898,393)........................................        3,743,785
                                                                ------------

----------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.5%
----------------------------------------------------------------------------
  Associates Corp.
    6.75%, 04/01/97
    (Cost $860,000)..........................       860,000          860,000
                                                                ------------
TOTAL INVESTMENTS -- 101.3%
  (Cost $23,351,942).......................................       25,327,714
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.3%)............         (315,744)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $ 25,011,970
                                                                ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
GOVERNMENT INCOME FUND

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 54.3%
----------------------------------------------------------------------------
FEDERAL HOME LOAN BANK DISCOUNT NOTES -- 12.0%
  5.460%, 04/03/97...........................     $ 745,000     $    744,774
                                                                ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 14.4%
  6.000%, 02/15/01...........................       150,000          149,016
  9.000%, 06/01/06...........................       127,759          132,230
  6.150%, 02/15/22...........................       150,000          139,734
  6.500%, 12/01/22...........................       145,000          133,491
  7.500%, 02/15/27...........................       365,000          348,803
                                                                ------------
                                                                     903,274
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.2%
  6.500%, 06/25/23...........................       255,000          234,879
  6.500%, 08/25/22...........................       170,000          157,091
                                                                ------------
                                                                     391,970
                                                                ------------
GENERAL NATIONAL MORTGAGE ASSOCIATION -- 17.9%
  7.500%, 08/15/23...........................       470,000          463,538
  7.500%, 08/15/25...........................       666,366          655,950
                                                                ------------
                                                                   1,119,488
                                                                ------------
TENNESSEE VALLEY AUTHORITY -- 3.8%
  6.375%, 06/15/05...........................       250,000          238,825
                                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $3,455,331)........................................        3,398,331
                                                                ------------
----------------------------------------------------------------------------
CORPORATE BONDS -- 21.2%
----------------------------------------------------------------------------
AUTO -- 2.0%
  Ford Motor Co.
    7.400%, 11/01/46.........................       135,000          125,223
                                                                ------------
BANK & INSURANCE -- 2.2%
  General Global Insurance Holding Corp.
    7.000%, 02/15/26.........................       150,000          136,286
                                                                ------------
FINANCE -- 7.3%
  AON Capital Trust A
    8.205%, 01/01/27.........................       140,000          138,600
  Lehman Brothers Holdings
    6.250%, 06/29/98.........................       140,000          139,392
  Contrywide Home Loan
    7.450%, 09/16/03.........................       125,000          125,244

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

FINANCE (CONTINUED)

  Conesco Finance
    8.796%, 04/01/27.........................     $  50,000     $     49,473
                                                                ------------
                                                                     452,709
                                                                ------------
FOREIGN UTILITY (YANKEE) -- 1.0%
  Hydro-Quebec
    8.400%, 01/15/22.........................        60,000           62,558
                                                                ------------
MEDIA -- 7.8%
  British Sky Broadcasting
    7.300, 10/15/06..........................       500,000          487,960
                                                                ------------
REAL ESTATE -- 0.9%
  Marquette Real Estate
    0.000%, 12/30/06.........................        60,000           58,309
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $1,357,458)........................................        1,323,045
                                                                ------------
----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 30.8%
----------------------------------------------------------------------------
U.S. TREASURY BONDS -- 4.2%
  10.625%, 08/15/15..........................        15,000           20,198
  8.125%, 08/15/21...........................       170,000          187,079
  6.500%, 11/15/26...........................        60,000           55,237
                                                                ------------
                                                                     262,514
                                                                ------------
U.S. TREASURY NOTES -- 26.6%
  7.875%, 04/15/98...........................       360,000          365,513
  5.125%, 11/30/98...........................       385,000          377,902
  6.250%, 08/31/00...........................       305,000          301,140
  7.500%, 11/15/01...........................       600,000          617,063
                                                                ------------
                                                                   1,661,618
                                                                ------------
TOTAL U. S. TREASURY OBLIGATIONS
  (Cost $1,955,628)........................................        1,924,132
                                                                ------------
TOTAL INVESTMENTS -- 106.3%
  (Cost $6,768,417)........................................        6,645,508
LIABILITIES IN EXCESS OF OTHER ASSETS -- (6.3%)............         (391,903)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $  6,253,605
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
MONEY MARKET FUND

                                                PRINCIPAL
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 12.3%
--------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK DISCOUNT NOTES -- 2.3%
  5.11%, 09/17/97............................  $   850,000   $     829,610
                                                             -------------
FEDERAL HOME LOAN BANK DISCOUNT NOTES -- 8.8%
  5.56%, 04/30/97............................      100,000          99,552
  5.45%, 09/12/97............................      205,000         199,910
  5.40%, 09/26/97............................    1,000,000         973,300
  5.12%, 10/24/97............................    1,000,000         970,702
  5.30%, 12/05/97............................    1,000,000         963,489
                                                             -------------
                                                                 3,206,953
                                                             -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.2%
  5.34%, 05/23/97............................      150,000         148,843
  5.59%, 06/13/97............................      300,000         296,600
                                                             -------------
                                                                   445,443
                                                             -------------
TOTAL AGENCY OBLIGATIONS
  (Cost $4,282,006).......................................       4,482,006
                                                             -------------
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 54.3%
--------------------------------------------------------------------------
AMERICAN BRANDS, INC. -- 2.7%
  5.37%, 04/14/97............................    1,000,000         998,061
ASSOCIATES CORP. -- 2.8%
  5.29%, 04/03/97............................    1,000,000         999,706
BELL ATLANTIC FINANCIAL SERVICES, INC. -- 3.3%
  5.32%, 04/02/97............................    1,198,000       1,197,823
CENTRAL ILLINOIS PUBLIC SERVICE -- 2.7%
  5.33%, 04/28/97............................    1,000,000         996,003
CARGILL, INC. -- 3.0%
  5.30%, 04/11/97............................    1,092,000       1,090,392
DUPONT DE NEMOURS AND CO., INC. -- 2.8%
  5.30%, 04/04/97............................    1,000,000         999,558
GENERAL ELECTRIC CAPITAL CORP. -- 2.8%
  5.32%, 04/03/97............................    1,000,000         999,704
GENERAL REINSURANACE CORP. -- 1.4%
  5.27%, 04/07/97............................      500,000         499,561
KAISER FOUNDATION HOSPITALS -- 2.7%
  5.35%, 07/02/97............................    1,000,000         986,328
HEINZ, H.J., CO. -- 5.5%
  5.30%, 04/17/97............................    1,000,000         997,644
  5.31%, 04/17/97............................    1,000,000         997,640
                                                             -------------
                                                                 1,995,284
                                                             -------------

                                                PRINCIPAL
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------
METLIFE FUNDING, INC. -- 1.4%
  5.30%, 04/16/97............................  $   500,000   $     498,896
MORGAN, J.P. AND CO., INC. -- 2.7%
  5.30%, 04/10/97............................    1,000,000         998,675
NORTHERN ILLINOIS GAS CO. -- 2.7%
  5.50%, 04/08/97............................    1,000,000         998,931
NORWEST FINANCIAL, INC. -- 2.7%
  5.29%, 04/10/97............................    1,000,000         998,678
PHH CORP. -- 2.8%
  5.52%, 04/07/97............................    1,000,000         999,080
PITNEY BOWES CREDIT CORP. -- 2.7%
  5.35%, 04/15/97............................    1,000,000         997,919
POTOMAC ELECTRIC POWER CO. -- 2.7%
  5.50%, 04/10/97............................    1,000,000         998,625
SOUTHWESTERN PUBLIC SERVICE CO. -- 2.8%
  5.30%, 04/04/97............................    1,000,000         999,558
UNITED PARCEL SERVICE AMERICA, INC. -- 1.4%
  5.30%, 04/07/97............................      500,000         499,558
USAA CAPITAL CORP. -- 2.7%
  5.34%, 05/20/97............................      750,000         744,549
  5.42%, 08/29/97............................      250,000         244,355
                                                             -------------
                                                                   988,904
                                                             -------------
TOTAL COMMERCIAL PAPER
  (Cost $19,741,244)......................................      19,741,244
                                                             -------------

---------------------------------------------------------
REPURCHASE AGREEMENT -- 33.5%
----------------------------------------------
  Morgan J. P. & Co. $12,158,000.00 at 6.25%
    (Agreement dated 03/31/97, to be
    repurchased at $12,160,111 on 04/01/97;
    collateralized by $12,175,000 Federal
    National Mortgage Association, 6.85%, due
    05/26/00) (Value $12,692,860)
    (Cost $12,158,000).......................   12,158,000      12,158,000
                                                             -------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $36,381,250)......................................      36,381,250
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1%)..............         (32,659)
                                                             -------------
NET ASSETS 100.0%.........................................   $  36,348,591
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 91.8%
--------------------------------------------------------------------------
ARGENTINA -- 5.1%
  Bansud S.A.................................       61,000   $     841,800
  Banco Frances Rio Pla -- SP ADR............       61,600       1,848,000
  Compania Naviera Perez Companc S.A. -- B...      220,473       1,708,666
  Disco S.A. -- ADR*.........................       19,400         632,925
  Importadora y Exportadora de la
    Patagonia S.A............................       29,000         391,500
  Siderca S.A................................      719,900       1,529,788
  Siderar S.A.I.C............................      157,436         543,154
  Telefonica De Argentina -- ADR.............       21,500         631,562
                                                             -------------
                                                                 8,127,395
                                                             -------------
BRAZIL -- 12.7%
  Banco Bradesco S.A.........................  207,408,000       1,697,206
  Brazil Realty SA -- GDR....................       55,100       1,460,150
  Centrais Eletricas de Santa Catarina
    S.A.*....................................      307,300         351,349
  Centrais Eletricas Brasileiras S.A. --
    ADR......................................      130,700       2,804,299
  Companhia Brasileira de Distribuicao Grupo
    Pao de Acucar -- ADR.....................       12,400         269,129
  Companhia Brasileira de Distribuicao Grupo
    Pao de Acucar -- GDR.....................       44,040         955,316
  Companhia Energetica de Minas Gerais.......   26,530,000       1,139,364
  Companhia Energetica de Minas Gerais PN....   11,750,000         486,854
  Companhia Paulista de Forca e Luz..........    9,500,000       1,319,569
  Itausa Investimentos S.A...................      654,000         556,175
  Lojas Arapua S.A...........................   56,300,000       1,298,044
  Lojas Renner S.A...........................   27,150,600       1,423,848
  Telec de Rio Janeiro S.A.*.................    4,736,000         648,890
  Telec de Rio Janeiro S.A. PN...............    5,689,496         779,530
  Telecomunicacoes Brasileiras -- ADR........       40,529       4,149,156
  Telecomunicacoes do Parana S.A. --
    Preferred................................    1,200,000         765,378
                                                             -------------
                                                                20,104,257
                                                             -------------
CHILE -- 4.6%
  Chilgener S.A. -- ADR......................       43,800       1,127,850
  CIA Telecom de Chile -- ADR................       30,600         879,750
  Laboratorio Chile S.A. -- ADR..............       51,000       1,115,625
  Madeco S.A. -- ADR.........................       45,200       1,199,976
  Santa Isabel S.A. -- ADR...................       23,200         600,300
  Sociedad Quimica Minera -- A...............       22,100       1,273,512
  Vina Concha Y Toro S.A. -- SP ADR..........       37,800       1,077,300
                                                             -------------
                                                                 7,274,313
                                                             -------------
CHINA -- 0.5%
  Shenzhen Expressway Co. -- H*..............    2,428,000         759,847
                                                             -------------
COLOMBIA -- 0.4%
  Banco Ganadero S.A. -- ADR.................       28,200         715,575
                                                             -------------
CROATIA -- 0.2%
  Pliva d. d.*...............................       19,900         288,550
                                                             -------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
CZECHOSLOVAKIA REPUBLIC -- 0.9%
  CKD Praha Holding A.S.*....................       13,221   $     397,539
  SPT Telecom A.S.*..........................        8,900       1,055,155
                                                             -------------
                                                                 1,452,694
                                                             -------------
EGYPT -- 0.5%
  Helwan Cement..............................       18,175         427,283
  Commercial International Bank of Egypt --
    GDR*.....................................       15,905         359,453
                                                             -------------
                                                                   786,736
                                                             -------------
GREECE -- 0.9%
  Hellenic Bottling Co. S.A..................        8,520         276,950
  Intracom S.A. -- Pref......................       13,220         311,940
  Sarantis S.A...............................       58,400         834,522
                                                             -------------
                                                                 1,423,412
                                                             -------------
HONG KONG -- 2.3%
  Anhui Gujing Distillery Co.*...............       13,200          20,340
  Beijing Datang Power Generation Co.*.......    2,940,000       1,176,182
  China Overseas Land & Investment...........    1,257,000         681,318
  Guangnan Holdings Ltd......................      154,000         199,734
  Guangnan Holdings Ltd. -- Warrants.........       84,857          47,089
  Guangdong Investments Holdings Ltd.........      550,000         472,009
  GZI Transportation Ltd.*...................      650,000         381,672
  Qingling Motors Co.*.......................      634,000         337,504
  Shenzhen Fangda Co. Ltd....................      230,500         269,206
                                                             -------------
                                                                 3,585,054
                                                             -------------
HUNGARY -- 1.0%
  Borsodchem Rt..............................       15,403         569,931
  Graboplast Rt..............................       12,260         549,303
  Pick Szeged Rt.............................        6,560         430,359
                                                             -------------
                                                                 1,549,593
                                                             -------------
INDIA -- 9.3%
  Bharat Heavy Electricals Ltd...............       45,000         366,848
  BSES LTD -- GDR*...........................       42,000         850,500
  BSES LTD -- GDR 144A*......................       10,000         202,500
  Hindalco Industries Ltd. -- ADR............       53,200       1,742,300
  Hindalco Industries Ltd. -- GDR............       24,900         815,475
  ITC Ltd. -- GDR............................       66,200         868,875
  ITC Ltd. -- 144A...........................       20,500         269,063
  Larsen & Toubro Limited -- GDR.............       21,500         306,375
  Larsen & Toubro Limited -- GDR.............       29,000         413,250
  Mahindra & Mahindra -- GDR*................       12,500         146,875
  Mahindra & Mahindra -- GDR, 144A...........       55,000         646,250
  NIIT Ltd...................................      128,000       1,277,146
  Oriental Bank of Commerce..................      418,000         783,459
  Punjab Tractors Ltd........................       25,000         309,365
  State Bank of India........................      125,000         950,216
  State Bank of India -- GDR*................       38,000         872,100
  State Bank of India -- GDR, 144A*..........       25,900         594,405
  Tata Engineering & Locomotive Co. Ltd.*....      114,000       1,390,800
  Videsh Sanchar Nigam Ltd. -- GDR, 144A*....       99,000       1,737,450
  Wockhardt Ltd. -- GDR......................       22,000         167,750
                                                             -------------
                                                                14,711,002
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

INDONESIA -- 3.9%
  PT Astra International -- Foreign..........      196,000   $     639,792
  PT Bank Bire -- Foreign....................      300,000         415,981
  PT Bank International Indonesia --
    Foreign..................................    1,723,329       1,309,971
  PT Bank International Indonesia -- Foreign
    Warrants*................................       74,962          26,539
  PT Bimantara Citra -- Foreign..............      884,000       1,141,417
  PT Hanjaya Mandala Sampoerma -- Foreign....       67,000         313,948
  PT Indofood Sukses Makmur -- Foreign.......      126,000         278,149
  PT Sierad Produca -- Foreign*..............      800,000         274,900
  PT Steady Safe Transportation -- Foreign...      340,000         403,603
  PT Telekomunikasi Indonesia -- Foreign.....      610,000         933,722
  PT Tempo Scan Pacific -- Foreign...........      134,000         276,274
  PT Tempo Scan Pacific -- Local.............       48,000          98,964
  PT Wicaksana Overseas -- Foreign...........       79,000         102,827
                                                             -------------
                                                                 6,216,087
                                                             -------------
IRELAND -- 0.2%
  Saville Systems Ireland PLC -- ADR*........       10,800         310,500
                                                             -------------
ISRAEL -- 2.3%
  Bank Leumi Le' Israel*.....................      321,143         512,717
  Gilat Satellite Networks Ltd.*.............       29,800         901,450
  Koor Industries Ltd. -- ADR................       50,000         900,000
  NICE-System, Ltd.*.........................       25,200         516,600
  Orbotech Ltd.*.............................       20,600         370,800
  Tecnomatix Technologies Ltd.*..............       19,900         412,925
  Teledata Communications Ltd.*..............          500           9,000
                                                             -------------
                                                                 3,623,492
                                                             -------------
KOREA -- 1.1%
  Korea Housing Bank.........................          310           5,520
  Korea Mobile Telecommunications Corp.......        9,270         821,603
  LG Info & Communications Ltd...............        9,179         929,405
  Samsung Electronics (New)..................            3             237
                                                             -------------
                                                                 1,756,765
                                                             -------------
LUXEMBURG -- 0.5%
  First NIS Regional Fund*...................       15,000         236,250
  Gujarat Ambuja Cements -- GDR..............       67,600         523,900
                                                             -------------
                                                                   760,150
                                                             -------------
MALAYSIA -- 8.1%
  AMMB Holdings BHD..........................       17,000         146,340
  Commerce Asset Holding BHD.................       76,000         533,764
  Ekran BHD..................................       79,000         250,313
  Fraser & Neave Holdings BHD................      148,000         734,773
  Hume Industries BHD........................      188,000       1,062,361
  Malayan Banking BHD........................      137,000       1,562,159
  Metroplex BHD..............................      922,000       1,079,233
  Rashid Hussain BHD.........................       73,000         574,571
  Road Builder (M) Holdings BHD..............       94,000         546,357
  Sime Darby BHD.............................      423,000       1,545,166
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

MALAYSIA (CONTINUED)

  UMW Holdings BHD...........................      410,000   $   2,267,205
  United Engineers Ltd.......................      182,000       1,586,761
  YTL Power BHD*.............................      600,000         967,185
                                                             -------------
                                                                12,856,188
                                                             -------------
MEXICO -- 9.7%
  Cifra S.A. de C.V. -- A....................      130,502         177,916
  Cifra S.A. de C.V. -- C....................    1,067,000       1,500,627
  Coca-Cola Femsa S.A. -- ADR................       47,400       1,706,400
  Consorcio ARA S.A.*........................      458,000       1,566,804
  Corporacion GEO, S.A. de C.V. -- B*........      102,000         488,514
  Corporacion Interamericana de Entertainment
    S.A.*....................................      415,900       1,460,985
  ECE S.A.*..................................      180,000         248,134
  Empresas ICA S.A. -- SP ADR................      102,500       1,627,188
  Fomento Economico Mexicano, S.A. -- B......      408,000       1,814,482
  Gruma S.A.*................................      192,254         950,004
  Grupo Radio Centro S.A. -- ADR.............      115,000         991,935
  Panamerican Beverages, Inc. -- Class A.....       28,500       1,528,313
  Tablex S.A. de C.V.........................      186,000         659,867
  Tubos de Acero de Mexico S.A. -- ADR*......       36,500         625,062
                                                             -------------
                                                                15,346,231
                                                             -------------
MOROCCO -- 0.6%
  Banque Marocaine Commerce -- GDR, 144A*....       47,000         893,000
                                                             -------------
PAKISTAN -- 0.8%
  Fauji Fertilizer Company Ltd...............       10,000          19,586
  Hub Power Company*.........................      635,000         592,540
  Pakistan State Oil Company Ltd.............       35,970         251,287
  SUI Northern Gas Pipelines*................      465,750         348,615
                                                             -------------
                                                                 1,212,028
                                                             -------------
PERU -- 2.4%
  Cementos Norte Pacasmayo S.A...............            1               2
  Compania de Minas Buenaventura S.A.........       60,700       1,305,050
  Consorcio Alimentos Fabril Pacifico*.......      247,350         364,989
  Consorcio Alimentos Fabril Pacifico --
    Rights...................................       22,499             596
  Credicorp Ltd..............................       55,900       1,306,663
  Telefonica Del Peru S.A. -- ADR............       35,000         778,750
                                                             -------------
                                                                 3,756,050
                                                             -------------
PHILIPPINES -- 3.7%
  Belle Corp.*...............................    1,824,000         581,465
  Empire East Land Holdings, Inc.*...........    1,200,000         466,793
  Equitable Banking Corp.*...................       30,000         128,994
  Far East Bank..............................       60,800         269,966
  Filinvest Land, Inc.*......................    1,031,000         328,668
  Metro Pacific Corp.........................    5,000,000       1,518,027
  Metropolitan Bank & Trust Co...............       45,837       1,191,588
  Music Semiconductors Corp.*................    1,149,000         632,277
  Selecta Dairy Products, Inc................       50,000           5,598
  Solid Group, Inc.*.........................    2,801,000         744,099
                                                             -------------
                                                                 5,867,475
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

POLAND -- 1.0%
  Computerland Poland S.A.*..................        3,600   $     113,598
  Elektrim Spolda Akcyjna S.A................       44,600         391,737
  National Investment Fund of Poland*........       20,800       1,082,628
                                                             -------------
                                                                 1,587,963
                                                             -------------
PORTUGAL -- 0.9%
  Portugal Telecom S.A.......................        9,075         337,905
  Sonae Investimentos S.A....................       10,400         351,276
  Telecel Comunicacaoes Pessoais S.A.*.......        8,100         664,053
                                                             -------------
                                                                 1,353,234
                                                             -------------
RUSSIA -- 1.3%
  Lukoil Holding -- ADR......................        1,900         107,559
  Megionneftegazgeologia -- ADR 144A*........           70         396,900
  Moscow City Tele Network -- RDC 144A*......          167         233,800
  Rostelecom -- ADR 144A*....................           10         390,000
  Rostelecom -- 144A*........................           50         975,000
                                                             -------------
                                                                 2,103,259
                                                             -------------
SINGAPORE -- 0.6%
  ASA Ltd....................................      383,000         477,093
  Datacraft Asia Ltd.........................      101,000         214,120
  Elec & Eltek International Co. Ltd.........       65,000         301,600
                                                             -------------
                                                                   992,813
                                                             -------------
SLOVENIA -- 0.2%
  SKB Bank -- 144A*..........................        9,000         321,750
                                                             -------------
SOUTH AFRICA -- 7.0%
  Amalg Banks of South Africa................       99,300         629,149
  Barlow Ltd.................................      165,700       1,839,111
  De Beers Centenary AG*.....................       54,000       1,967,280
  Driefontein Consolidated Ltd...............      125,700       1,140,581
  King Food Holdings*........................      181,500          64,444
  Liberty Life Association of Africa Ltd.....       21,655         607,612
  South African Breweries Ltd................      108,500       3,437,196
  Vaal Reefs Exploration & Mining Co.,
    Ltd......................................       22,700       1,366,325
                                                             -------------
                                                                11,051,698
                                                             -------------
TAIWAN -- 1.3%
  ASE Test Limited*..........................       15,200         487,254
  China Steel Co. -- GDR*....................       33,825         655,359
  ROC Taiwan Fund*...........................       45,000         534,375
  Taiwan Fund, Inc...........................       14,450         355,831
                                                             -------------
                                                                 2,032,819
                                                             -------------
THAILAND -- 2.6%
  Grammy Entertainment PLC -- Foreign........       67,000         902,617
  K.R. Precision Public Co., Ltd. --
    Foreign..................................       95,240         645,198
  Nation Multimedia Group PLC -- Foreign.....      250,600         718,618
  Pizza Co. Ltd. -- Foreign..................       21,000         145,092
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

THAILAND (CONTINUED)

  PTT Exploration and Production --
    Foreign..................................       76,500   $   1,136,605
  Serm Suk Co., Ltd. -- Local................        2,000          28,637
  Serm Suk Co., Ltd. -- Foreign..............        9,400         191,763
  Thai Engine -- Foreign.....................       52,000         376,289
  Thai Farmers Bank -- Warrants*.............       10,250           7,398
                                                             -------------
                                                                 4,152,217
                                                             -------------
TURKEY -- 1.0%
  Akbank T.A.S...............................    3,513,255         283,128
  Arcelik A.S................................    2,604,000         346,358
  Eczacibasi Ilac Sanayi VE TI*..............    8,166,000         466,410
  Global Menkul Degerler A.S.*...............   21,018,000         526,231
  Migros Turk T. A. S........................       25,000          25,917
                                                             -------------
                                                                 1,648,044
                                                             -------------
UNITED STATES OF AMERICA -- 2.8%..........................................
  Euronet Services, Inc.*....................       56,300         717,825
  Harken Energy Corp.........................      258,900       1,278,319
  Pride Petroleum Services, Inc..............       11,500         238,625
  TV Filme, Inc.*............................      126,800       1,569,150
  Vitech America, Inc........................       52,800         640,200
                                                             -------------
                                                                 4,444,119
                                                             -------------
VENEZUELA -- 1.4%
  Mavesa SA -- ADR...........................      157,675       1,044,879
  Siderurgica Venezolana Sivensa, Saica
    S.A.C.A. -- ADR..........................      395,200       1,136,200
                                                             -------------
                                                                 2,181,079
                                                             -------------
TOTAL COMMON STOCKS
  (Cost $139,967,199).....................................     145,245,389
                                                             -------------

                                                PRINCIPAL
                                                 AMOUNT
--------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.2%
--------------------------------------------------------------------------
  Quingling Motors Ltd.
    (Cost $335,000)
    3.50%, 01/22/02..........................  $   335,000         333,744
                                                             -------------
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.9%
--------------------------------------------------------------------------
  Associate Corporation of North America
    (Cost $3,036,000)
    6.75%, 4/1/97............................    3,036,000       3,036,000
                                                             -------------
TOTAL INVESTMENTS -- 93.9%
  (Cost $143,338,199).....................................     148,615,133
OTHER ASSETS IN EXCESS OF LIABILITIES -- 6.1%.............       9,721,751
                                                             -------------
NET ASSETS -- 100.0%......................................   $ 158,336,884
                                                             -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1997
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Agriculture.................................         0.6%
Alcoholic Beverages.........................         4.0
Automotive..................................         1.8
Beverages/Soft Drinks.......................         2.4
Broadcasting................................         1.6
Building Materials..........................         2.4
Chemicals...................................         1.6
Closed End/Country Funds....................         1.4
Computers/Office Automation.................         0.1
Consumer Electrical.........................         0.7
Consumer Services...........................         0.6
Department/Discount Stores..................         2.0
Drugs/Pharmaceuticals.......................         1.3
Electric Utilities..........................         6.3
Electronic Instruments......................         0.4
Entertainment...............................         1.5
Food Chains.................................         1.8
Grocery Products............................         2.9
Homebuilding................................         1.5
Industrial Engineering/Construction.........         2.1
Integrated Oil Companies....................         1.1
Investment Companies........................         1.3
Life Insurers...............................         0.4
Machinery/Equipment.........................         1.6
Medical Supplies............................         0.2

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Metals......................................         5.7%
Money Center Banks..........................         3.6
Oil/Gas Production..........................         2.4
Oilfield Services/Equipment.................         0.2
Other Commercial/Industrial Services........         2.0
Other Consumer Services.....................         0.4
Other Financial Services....................         3.0
Other Transportation........................         0.2
Other Producers/Manufacturing...............         8.3
Publishing..................................         0.5
Real Estate Development/Investment..........         1.8
Regional/Commercial Banks...................         6.7
Restaurants.................................         0.2
Semiconductors/Electric Companies...........         0.7
Soaps/Cosmetics.............................         0.5
Software....................................         1.3
Telecommunication Equipment.................         1.3
Telecommunication Services..................         2.9
Telephone...................................         7.1
Tobacco Products............................         0.4
Water Supply................................         0.6
Wholesale Distribution......................         0.6
Short Term Obligations......................         1.9
Other Assets in Excess of Liabilities.......         6.1
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------
COMMON STOCKS -- 95.6%
---------------------------------------------------------------------------
ARGENTINA -- 1.4%
  Banco Frances Del Rio De La Plata S.A.-
    ADR......................................         7,015     $   210,450
  Compania Naviera Perez SA..................        40,870         316,743
  Siderar SA.................................         3,232          11,150
  Siderca SA.................................       155,800         331,075
                                                                -----------
                                                                    869,418
                                                                -----------
AUSTRALIA -- 0.0%
  Australian Gas Light Co., Ltd..............         1,083           6,155
                                                                -----------
BELGIUM -- 0.7%
  Barco N.V..................................         2,465         426,297
                                                                -----------
BRAZIL -- 1.5%
  Centrais Electricas Brasileiras
    S/A-Electrobas...........................        14,500         311,112
  Lojas Arapua S.A...........................     2,616,000          60,314
  Telecomunicacoes Brasileiras
    Sponsored ADR............................         3,000         307,125
  TV Filme, Inc.*............................        23,900         295,762
                                                                -----------
                                                                    974,313
                                                                -----------
CANADA -- 3.1%
  Abitibi-Price, Inc.........................        16,100         234,959
  Jannock Ltd................................        32,300         488,538
  Prime Resource Group, Inc..................        54,500         432,629
  Royal Bank of Canada.......................        20,600         803,400
                                                                -----------
                                                                  1,959,526
                                                                -----------
CHILE -- 0.6%
  Quimica Minera SA-ADR......................         3,300         190,163
  Vina Concha Y Toro SA-ADR..................         6,600         188,100
                                                                -----------
                                                                    378,263
                                                                -----------
CZECHOSLOVAKIA -- 0.4%
  SPT Telecom AS*............................         2,300         272,680
                                                                -----------
DENMARK -- 0.7%
  Novo Nordisk A/S-B.........................         4,200         439,566
                                                                -----------
EGYPT -- 0.4%
  Commercial International Bank*.............        10,650         240,690
                                                                -----------
FINLAND -- 2.8%
  Huhtamaki Oy...............................         6,700         326,044
  Oy Nokia AB-ADR............................         7,700         448,525
  Raision Tehtaat Oy.........................        10,700         985,681
                                                                -----------
                                                                  1,760,250
                                                                -----------
FRANCE -- 6.1%
  Bertrand Faure S.A.........................        14,000         714,400
  Bouygues Offshore S.A......................        16,000         426,040
  Cap Gemini Sogeti S.A......................        12,200         741,843
  Clarins S.A................................         3,700         507,436
  Lagardere Groupe S.A. (Non-voting).........           238           7,715
  Lagardere Groupe S.A.......................        20,700         671,013
  Sidel S.A..................................         5,320         416,920

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------

FRANCE (CONTINUED)

  Zodiac S.A.................................         1,300     $   341,526
                                                                -----------
                                                                  3,826,893
                                                                -----------
GERMANY -- 6.9%
  Fresenius AG...............................         1,050         230,396
  Fresenius Medical AG-ADR*..................        14,000         364,000
  Fresenius Medical Care AG-ADR*.............         6,500         198,250
  Gehe AG....................................         4,500         312,410
  Moebel Walthern AG.........................         7,700         408,543
  Porsche AG.................................           900       1,033,273
  Schmalbach Lubeca AG.......................         2,000         419,664
  Sixt AG....................................           850         509,592
  Volkswagen AG..............................         1,600         882,494
                                                                -----------
                                                                  4,358,622
                                                                -----------
HONG KONG -- 1.5%
  Dao Heng Bank Group Ltd....................        96,100         439,028
  Guangdong Investments Ltd..................       275,000         236,004
  Qingling Motors Company*...................       449,000         239,021
                                                                -----------
                                                                    914,053
                                                                -----------
INDIA -- 1.4%
  Hindalco Industries Ltd....................        10,000         327,500
  State Bank of India-GDR*...................        23,800         546,210
                                                                -----------
                                                                    873,710
                                                                -----------
INDONESIA -- 0.4%
  Bank Negara Indonesia*.....................       442,000         253,137
                                                                -----------
IRELAND -- 0.7%
  Saville Systems PLC-ADR*...................        16,000         460,000
                                                                -----------
ISRAEL -- 0.9%
  Gilat Satellite Network-ADR*...............         9,700         293,425
  Koor Industries Ltd........................         7,500         135,000
  Tecnomatix Technologies Ltd.*..............         6,400         132,800
                                                                -----------
                                                                    561,225
                                                                -----------
ITALY -- 4.8%
  Banca Fideuram SpA.........................       226,000         585,675
  Brembo SpA.................................        47,000         614,637
  Credito Italiano SpA.......................       456,000         648,302
  Pininfarina SpA............................        46,100         624,991
  Telecom Italia Mobile SpA..................       193,000         555,729
                                                                -----------
                                                                  3,029,334
                                                                -----------
JAPAN -- 11.9%
  Circle K Japan Co., Ltd....................         4,680         196,861
  Fujikura Co., Ltd..........................        24,000         171,817
  Hokuto Corp................................        14,300         446,514
  Ibiden Co., Ltd............................        30,000         322,763
  Matsumotokiyoshi Co........................         1,000          29,526
  Matsushita Kotobuki Electronics
    Industries Ltd...........................        11,000         326,565
  Meitec Corp................................        30,000         601,844
  Nichiei Co., Ltd...........................         6,500         504,773
  Nidec Corp.................................        14,000         518,686

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
JAPAN (CONTINUED)

  Nintendo Corp. Ltd.........................         9,800     $   703,964
  Promise Co., Ltd...........................        11,000         460,929
  Rohm Co....................................         7,000         516,421
  Sumitomo Realty & Development..............        94,000         632,648
  Takeda Chemical Industries.................        24,000         502,831
  TDK Corp...................................        11,000         756,350
  Terumo Corp................................        55,000         778,596
                                                                -----------
                                                                  7,471,088
                                                                -----------
KOREA -- 0.4%
  LG Information & Communication Ltd.........         2,500         253,133
                                                                -----------
MALAYSIA -- 2.5%
  AMMB Holdings BHD..........................        30,500         262,436
  Metroplex BHD..............................       285,000         333,602
  Oriental Holdings BHD......................        58,000         524,400
  United Engineers BHD.......................        50,000         435,923
                                                                -----------
                                                                  1,556,361
                                                                -----------
MEXICO -- 2.2%
  Cifra SA de CV-A...........................         6,115           8,337
  Cifra SA de CV-C...........................        50,000          70,320
  Coca-Cola Femsa SA.........................        10,200         367,200
  Fomento Economico Mexicano SA de CV........       100,000         444,726
  Gruma SA*..................................        41,000         202,597
  Tubos De Acero De Mexico-ADR*..............        18,100         309,963
                                                                -----------
                                                                  1,403,143
                                                                -----------
NETHERLANDS -- 5.6%
  ASM Lithography Holdings N.V.*.............         8,900         692,101
  Baan Co., N.V.*............................         9,700         447,517
  ICTS International N.V.*...................        36,800         296,700
  IHC Caland N.V.............................         6,500         347,379
  International-Muller N.V...................        22,000         672,356
  Koninklijke Volker Stevin N.V..............         1,500         162,409
  Oce-Van Der Grinten N.V....................         3,423         443,279
  Qiagen N.V.*...............................        14,500         482,125
                                                                -----------
                                                                  3,543,866
                                                                -----------
NORWAY -- 3.7%
  Petroleum Geo-Services ASA-ADR*............        14,400         619,200
  Schibsted A/S..............................        31,400         634,621
  Sensonor A/S*..............................        57,500         550,708
  Tomra Systems A/S..........................        25,800         517,549
                                                                -----------
                                                                  2,322,078
                                                                -----------
PAKISTAN -- 0.4%
  Fauji Fertilizer Co., Ltd..................         7,900          15,473
  Hub Power Co., Ltd.*.......................       254,000         237,016
                                                                -----------
                                                                    252,489
                                                                -----------
PHILIPPINES -- 0.4%
  Metropolitan Bank & Trust Co...............        10,000         259,962
                                                                -----------
                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------
POLAND -- 0.3%
  Elektrim Spolka Akcyjna S.A................        23,000     $   202,017
                                                                -----------
PORTUGAL -- 0.2%
  Portugal Telecom S.A.......................         3,800         141,492
                                                                -----------
RUSSIA -- 0.7%
  Oil Co. Lukoil-ADR.........................         6,450         365,135
  Vimpel-Communications-SP ADR*..............         1,500          48,000
                                                                -----------
                                                                    413,135
                                                                -----------
SINGAPORE -- 4.8%
  Datacraft Asia, Ltd........................       274,000         580,880
  Elec & Eltek International Co. Ltd.........        63,400         294,176
  Electronic Resources Ltd...................       189,000         274,671
  Lindeteves Jacoberg Ltd....................       425,000         591,176
  Singapore Technologies Aerospace Ltd.......       285,000         453,633
  Super Coffeemix Manufacturing Ltd..........       330,000         255,779
  Thakral Corp. Ltd..........................       600,000         561,000
                                                                -----------
                                                                  3,011,315
                                                                -----------
SOUTH AFRICA -- 0.8%
  King Food Holdings Ltd.*...................        11,200           3,976
  Liberty Life Association of Africa Ltd.....         5,558         155,950
  South African Breweries Ltd................        10,300         326,296
                                                                -----------
                                                                    486,222
                                                                -----------
SPAIN -- 2.2%
  Acerinox SA................................         4,200         593,078
  Tele Pizza SA*.............................        18,000         783,550
                                                                -----------
                                                                  1,376,628
                                                                -----------
SWEDEN -- 1.5%
  Autoliv AB.................................         8,800         380,520
  Lindex AB..................................        17,000         343,270
  Medical Invest Svenska AB*.................         7,000         246,426
                                                                -----------
                                                                    970,216
                                                                -----------
SWITZERLAND -- 4.2%
  Adecco S.A.................................         2,010         655,328
  Ares Serono Group..........................           630         829,489
  Logitech International S.A.................         6,000       1,142,857
                                                                -----------
                                                                  2,627,674
                                                                -----------
TAIWAN -- 0.4%
  ASE Test, Ltd.*............................         7,500         239,063
                                                                -----------
THAILAND -- 0.7%
  K.R. Precision Public Co. -- Foreign.......        19,660         133,186
  PTT Exploration & Production Ltd...........        20,000         297,152
  Thai Farmers Bank Public Co., Ltd..........         3,250          21,141
                                                                -----------
                                                                    451,479
                                                                -----------
UNITED KINGDOM -- 16.9%
  Airtours PLC...............................        36,200         587,451
  Avis Europe PLC*...........................       250,000         544,906
  Berkeley Group (The) PLC...................        30,700         364,873
  Biocompatibles International PLC*..........        28,000         558,478
  British Aerospace PLC......................        24,855         557,896

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
UNITED KINGDOM (CONTINUED)

  Capita Group PLC...........................        59,000     $   684,238
  Caradon PLC................................       134,100         552,589
  D.F.S. Furniture Co., PLC..................        64,000         600,622
  Doncasters PLC*............................        10,000         193,750
  Dr. Solomon's Group PLC*...................        17,400         382,800
  Freepages Group PLC*.......................       881,000         666,653
  Games Workshop Group PLC...................        50,000         534,625
  GKN PLC....................................           215           3,539
  Goldsmiths Group PLC.......................        75,000         479,312
  Granada Group PLC..........................        28,000         422,601
  Iona Technologies PLC-ADR*.................        25,000         450,000
  Logica PLC.................................        36,000         569,400
  PizzaExpress PLC...........................        54,900         658,815
  Professional Staff PLC-ADR*................        28,000         241,500
  Sema Group PLC.............................        32,000         723,800
  Siebe PLC..................................             1              17
  WPP Group PLC..............................       106,200         442,862
  Zagrebacka Banka-GDR*......................        12,400         392,150
                                                                -----------
                                                                 10,612,877
                                                                -----------
                                                   NUMBER
                                                  OF SHARES        VALUE
---------------------------------------------------------------------------
UNITED STATES OF AMERICA -- 1.1%
  Rofin-Sinar Technologies, Inc.*............        46,000     $   672,750
                                                                -----------
VENEZUELA -- 0.4%
  Mavesa SA-ADR..............................        38,460         254,798
                                                                -----------
TOTAL COMMON STOCKS
  (Cost $53,668,875).......................................
                                                                 60,125,918
                                                                -----------
---------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
---------------------------------------------------------------------------
MALAYSIA
  AMMB Holdings BHD-Rights
    (Cost $0)................................        63,000              --
                                                                -----------
TOTAL INVESTMENTS -- 95.6%
  (Cost $53,668,875).......................................
                                                                 60,125,918
OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.4%..............
                                                                  2,760,626
                                                                -----------
NET ASSETS -- 100.0%.......................................
                                                                $62,886,544
                                                                -----------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1997
------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Advertising.................................         0.7%
Aerospace...................................         1.9
Agriculture.................................         1.1
Alcoholic Beverages.........................         1.5
Automotive..................................         5.3
Automotive Equipment........................         3.0
Beverages/Soft Drinks.......................         0.6
Biotechnology...............................         2.8
Broadcasting................................         0.5
Building Materials..........................         2.1
Chemicals...................................         0.3
Clothing Chains.............................         0.5
Computers/Office Automation.................         3.4
Consumer Electrical.........................         1.4
Containers..................................         0.7
Department/Discount Stores..................         0.1
Drugs/Pharmaceuticals.......................         1.3
Electric Utilities..........................         0.9
Electronic Instruments......................         0.8
Finance Companies...........................         1.5
Food Chains.................................         0.4
Gas Utilities...............................         0.1
Grocery Products............................         2.9
Home Furnishings............................         1.5
Homebuilding................................         0.6
Industrial Engineering/Construction.........         1.9
Integrated Oil companies....................         0.5
Investment Companies........................         0.4
Life Insurers...............................         0.2

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Machinery/Equipment.........................         3.8%
Medical Supplies............................         3.5
Metals......................................         2.7
Money Center Banks..........................         2.1
Oil/Gas Production..........................         1.1
Oilfield Services/Equipment.................         2.2
Other Commercial/Industrial Services........         3.5
Other Consumer Services.....................         2.4
Other Financial Services....................         1.3
Other Health Services.......................         0.3
Other Production/Manufacturing..............         1.4
Other Technology............................         1.1
Paper.......................................         0.4
Publishing..................................         2.1
Real Estate Development/Investment..........         1.5
Recreational Products.......................         2.6
Regional/Commercial Banks...................         3.9
Rental/Leasing Companies....................         1.7
Restaurants.................................         2.3
Semiconductors/Electric Companies...........         5.5
Soaps/Cosmetics.............................         0.8
Software....................................         5.3
Specialty Chains............................         0.8
Telecommunication Equipment.................         1.2
Telecommunication Services..................         0.1
Telephone...................................         2.0
Wholesale Distribution......................         1.1
Other Assets in Excess of Liabilities.......         4.4
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
----------------------------------------------------------------------------
ARGENTINA -- 1.4%
  Perez Companc S.A..........................        2,400      $     18,600
  Siderca S.A................................       12,200            25,925
  Telefonica de Argentina S.A. -- ADR........          700            20,563
                                                                ------------
                                                                      65,088
                                                                ------------
BRAZIL -- 2.0%
  Telecomunicacoes Brasileiras S/A -- ADR....          900            92,138
                                                                ------------
BELGIUM -- 1.0%
  Banque Bruxelles Lambert SA................          200            45,110
                                                                ------------
CANADA -- 3.5%
  Canadian Imperial Bank of Commerce.........        1,800            40,699
  Northern Telecom Ltd.......................          700            45,762
  Royal Bank of Canada.......................        1,400            54,600
  Stone Consolidated Corp.*..................        1,600            23,182
                                                                ------------
                                                                     164,243
                                                                ------------
CHILE -- 0.4%
  Laboratorio Chile -- ADR...................        1,000            21,875
                                                                ------------
CHINA -- 1.2%
  Shenzhen Expressway Co.*...................      180,000            56,331
                                                                ------------
DENMARK -- 1.8%
  Novo Nordisk A/S -- B......................          800            83,727
                                                                ------------
FINLAND -- 2.4%
  Oy Nokia Corp AB -- ADR....................          650            37,860
  Raision Tehtaat OY.........................          800            73,696
                                                                ------------
                                                                     111,556
                                                                ------------
FRANCE -- 6.6%
  Cap Gemini Sogeti S.A......................        1,400            85,130
  Clarins....................................          300            41,143
  Lagardere Groupe S.A.......................        1,925            62,401
  Promodes...................................          130            44,109
  SGS-Thomson Microelectronics NV*...........          300            21,106
  Schneider S.A..............................        1,000            56,591
                                                                ------------
                                                                     310,480
                                                                ------------
GERMANY -- 7.4%
  BASF AG....................................        1,750            67,041
  Bayerische Motoren Werke AG................           50            40,887
  Daimler Benz AG............................        1,150            92,800
  Fresenius Medical Care AG*.................        1,150            35,075
  Volkswagen AG..............................          200           110,312
                                                                ------------
                                                                     346,115
                                                                ------------
HONG KONG -- 4.3%
  Beijing Datang Power Generation Co. Ltd.*..      260,000           104,016
  Hong Kong Telecommunications Ltd...........       11,600            19,835
  HSBC Holdings Ltd..........................        1,000            23,230
  Hutchison Whampoa Ltd......................        3,000            22,552
  Qingling Motors*...........................       56,000            29,811
                                                                ------------
                                                                     199,444
                                                                ------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
INDIA -- 1.5%
  Videsh Sanchar Nigam Ltd.*.................        4,000      $     70,200
                                                                ------------
IRELAND -- 1.8%
  Bank of Ireland............................        1,000             9,996
  Elan Corp. PLC.............................          500            17,062
  Saville Systems PLC*.......................        2,000            57,500
                                                                ------------
                                                                      84,558
                                                                ------------
ISRAEL -- 0.6%
  Tecnomatix Technologies Ltd.*..............        1,500            31,125
                                                                ------------
ITALY -- 4.6%
  Banca Fideuram SpA.........................       25,000            64,787
  Credito Italiano SpA.......................       31,000            44,073
  Pininfarina SpA............................        5,000            67,787
  Seat SpA...................................        4,000             1,392
  Telecom Italia Mobile SpA..................       13,300            38,296
                                                                ------------
                                                                     216,335
                                                                ------------
JAPAN -- 10.5%
  Familymart.................................        1,000            37,777
  Ibiden Co., Ltd............................        2,000            21,518
  Kawasaki Heavy Industrial, Ltd.............        5,000            19,455
  Mitsui Fudosan Co., Ltd....................        3,000            31,063
  Nichiei Co. Ltd............................          400            31,063
  Nintendo Co., Ltd..........................          700            50,283
  Orix Corp..................................        1,000            44,087
  Promise Co., Ltd...........................        1,200            50,283
  Sony Corp..................................          600            41,983
  TDK Corp...................................        1,000            68,759
  Terumo Corp................................        3,000            42,469
  Toyota Motor Corp..........................        2,000            50,639
                                                                ------------
                                                                     489,379
                                                                ------------
MALAYSIA -- 4.6%
  AMMB Holdings BHD..........................        4,400            36,585
  Malayan Banking BHD........................        2,000            22,805
  Metroplex BHD..............................       18,800            22,006
  Oriental Holdings BHD......................        4,000            36,166
  Sime Darby BHD.............................        4,000            14,612
  YTL Power International BHD*...............       52,400            84,601
                                                                ------------
                                                                     216,775
                                                                ------------
MEXICO -- 3.1%
  Coca-Cola Femsa S.A. -- ADR................          800            28,800
  ECE S.A.*..................................       30,000            41,356
  Empresas ICA Sociedad......................        2,400            38,100
  Tubos de Acero De Mexico -- ADR*...........        2,200            37,675
                                                                ------------
                                                                     145,931
                                                                ------------
NETHERLANDS -- 4.9%
  Aegon NV...................................          450            31,706
  ASM Lithography Holding NV*................          600            46,659
  Baan Corp. NV*.............................        1,180            54,440

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
NETHERLANDS (CONTINUED)

  IHC Caland NV..............................          750      $     40,082
  Oce-Van Der Grinten NV.....................          420            54,390
                                                                ------------
                                                                     227,277
                                                                ------------
NORWAY -- 2.8%
  Petroleum Geo-Services ASA -- ADR*.........        1,450            62,350
  Schibsted A/S..............................        3,300            66,696
                                                                ------------
                                                                     129,046
                                                                ------------
PHILIPPINES -- 1.8%
  Equitable Banking Corp.*...................       20,000            85,996
                                                                ------------
PORTUGAL -- 0.9%
  Portugal Telecom S.A.......................        1,150            42,820
                                                                ------------
RUSSIA -- 0.7%
  Lukoil Oil Co. -- ADR......................          550            31,136
                                                                ------------
SINGAPORE -- 1.2%
  DBS Land Ltd...............................        6,000            20,512
  Parkway Holdings Ltd.......................        5,000            19,031
  United Overseas Bank Ltd...................        1,800            18,436
                                                                ------------
                                                                      57,979
                                                                ------------
SOUTH AFRICA -- 1.0%
  South African Breweries....................        1,500            47,519
                                                                ------------
SPAIN -- 0.9%
  Banco Central Hispanoamericano S.A.........        1,500            39,815
                                                                ------------
SWEDEN -- 1.9%
  NetCom Systems AB*.........................        3,000            44,237
  Telefonaktiebolaget LM Ericsson -- B.......        1,200            42,404
                                                                ------------
                                                                      86,641
                                                                ------------
SWITZERLAND -- 5.1%
  Adecco SA Cheserex.........................          110            35,864
  Ares-Seron Group...........................           60            78,999
  Novartis AG................................           20            24,831
  Roche Holding AG...........................           10            86,514
  Swiss Reinsurance Corp.....................           10            10,636
                                                                ------------
                                                                     236,844
                                                                ------------
TAIWAN -- 0.5%
  ASE Test Ltd.*.............................          700            22,312
                                                                ------------
UNITED KINGDOM -- 14.9%
  Airtours PLC...............................        4,400            71,403
  Avis Europe PLC*...........................       35,000            76,287
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

  Bank of Ireland............................        2,000      $     19,987
  Berkeley Group PLC.........................        6,000            71,311
  British Aerospace PLC......................        3,100            69,583
  British Airways PLC........................        4,900            52,836
  Caradon PLC................................       11,900            49,037
  Compass Group PLC..........................        4,000            43,263
  Ladbroke Group PLC.........................       21,700            80,317
  Pearson PLC................................        2,000            23,984
  Sema Group PLC.............................        3,000            67,856
  WPP Group PLC..............................       16,500            68,806
                                                                ------------
                                                                     694,670
                                                                ------------
UNITED STATES OF AMERICA -- 2.3%
  ITC Limited................................        3,400            44,625
  TDK Corp...................................          900            60,525
                                                                ------------
                                                                     105,150
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $4,498,875)........................................        4,557,615
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
----------------------------------------------------------------------------
CONVERTIBLE BONDS -- 1.7%
----------------------------------------------------------------------------
UTILITIES (ELECTRIC)
  First Pacific Capital 144A
    2.00%, 03/27/02
    (Cost $78,000)...........................     $ 78,000            77,805
                                                                ------------
----------------------------------------------------------------------------
COMMERCIAL PAPER -- 6.9%
----------------------------------------------------------------------------
  Associates Corp. -- 2.8%
    6.75%, 04/01/97..........................      130,000           130,000
  Merrill Lynch -- 4.1%
    6.35%, 04/01/97..........................      194,000           194,000
                                                                ------------
TOTAL COMMERCIAL PAPER
  (Cost $324,000)..........................................          324,000
                                                                ------------
TOTAL INVESTMENTS -- 106.2%
  (Cost $4,900,875)........................................        4,959,420
LIABILITIES IN EXCESS OF OTHER ASSETS -- (6.2%)............         (290,544)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $  4,668,876
                                                                ------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1997
------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Advertising.................................         1.5%
Aerospace...................................         1.5
Airlines....................................         1.1
Alcoholic Beverages.........................         1.0
Automotive..................................         9.3
Beverages/Soft Drinks.......................         0.6
Biotechnology...............................         3.6
Building Materials..........................         0.8
Chemicals...................................         1.4
Computers/Office Automation.................         1.2
Consumer Electrical.........................         0.9
Drugs/Pharmaceuticals.......................         3.3
Electric Utilities..........................         2.2
Finance Companies...........................         2.0
Food Chains.................................         1.5
Grocery Products............................         1.6
Homebuilding................................         1.5
Industrial Engineering/Construction.........         0.8
Integrated Oil Companies....................         0.4
Leisure/Gaming..............................         1.7
Machinery/Equipment.........................         2.7
Medical Supplies............................         0.9
Metals......................................         0.6
Money Center Banks..........................         3.5
Multi-Line Insurers.........................         0.9

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Oil/Gas Production..........................         0.7%
Oilfield Services/Equipment.................         2.2
Other Commercial/Industrial Services........         5.6
Other Consumer Services.....................         1.5
Other Financial Services....................         2.2
Other Health Services.......................         0.8
Other Production/Manufacturing..............         0.9
Paper.......................................         0.5
Publishing..................................         3.3
Real Estate Development/Investment..........         1.6
Recreational Products.......................         1.1
Regional/Commercial Banks...................         5.2
Rental/Leasing Companies....................         2.6
Restaurants.................................         0.9
Semiconductors/Electric Companies...........         3.8
Soaps/Cosmetics.............................         0.9
Software....................................         6.3
Telecommunication Equipment.................         2.7
Telecommunication Services..................         1.6
Telephone...................................         5.5
Tobacco Products............................         1.1
Water Supply................................         1.8
Short Term Obligations......................         6.9
Liabilities in Excess of Other Assets.......        (6.2)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997
------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 98.9%
----------------------------------------------------------------------------
ARGENTINA -- 1.2%
  Banco Frances del Rio de la Plata SA --
    ADR......................................         9,800     $    294,000
  Perez Companc SA...........................        42,715          331,041
  Siderar SA.................................         7,728           26,662
  Siderca SA.................................       193,200          410,550
  Telefonica de Argentina SA -- ADR..........         8,000          235,000
                                                                ------------
                                                                   1,297,253
                                                                ------------
AUSTRALIA -- 0.0%
  Australian Gas & Light Co., Ltd............         3,170           18,016
                                                                ------------
BRAZIL -- 1.4%
  Centrais Electricas Brasileiras SA -- ADR..        25,000          536,400
  Lojas Arapua S.A...........................     4,383,000          101,054
  Telecomunicacoes Brasileiras S/A-Telebras
    -- ADR...................................         4,800          491,400
  TV Filme, Inc. ADR*........................        27,100          335,362
                                                                ------------
                                                                   1,464,216
                                                                ------------
CANADA -- 2.7%
  Canadian Imperial Bank of Commerce.........        44,000          994,871
  Northern Telecom Ltd.......................        10,000          653,750
  Royal Bank of Canada.......................        28,600        1,115,400
                                                                ------------
                                                                   2,764,021
                                                                ------------
CHILE -- 0.6%
  Quimica Minera Chile SA -- ADR.............         5,600          322,700
  Vina Concha Y Toro -- ADR..................        10,400          296,400
                                                                ------------
                                                                     619,100
                                                                ------------
CZECH REPUBLIC -- 0.5%
  SPT Telecom AS*............................         4,000          474,227
                                                                ------------
DENMARK -- 0.6%
  Novo Nordisk A/S -- B......................         5,740          600,740
                                                                ------------
EGYPT -- 0.5%
  Commercial International Bank*.............        21,355          482,623
                                                                ------------
FINLAND -- 2.6%
  Metsa-Serla Oy -- B........................        60,600          436,888
  Oy Nokia Corp. AB -- ADR...................        16,200          943,650
  Raision Tehtaat Oy.........................        14,300        1,317,312
                                                                ------------
                                                                   2,697,850
                                                                ------------
FRANCE -- 4.7%
  AXA-UAP....................................         8,000          530,484
  Bouygues Offshore SA.......................        24,000          639,060
  Cap Gemini Sogeti SA.......................        18,000        1,094,523
  Lagardere Groupe SA (Non Trading)..........           377           12,221
  Lagardere Groupe SA........................        36,200        1,173,462
  Promodes SA................................         2,000          677,883
  SGS-Thomson Microelectronics N.V.*.........        10,000          703,535
                                                                ------------
                                                                   4,831,168
                                                                ------------
GERMANY -- 6.1%
  BASF AG....................................        40,000        1,532,374

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

GERMANY (CONTINUED)

  Bayerische Motoren Werke AG................         1,000     $    817,746
  Daimler Benz AG............................        20,000        1,613,909
  Fresenius AG...............................         2,935          644,010
  Volkswagen AG..............................         3,200        1,764,988
                                                                ------------
                                                                   6,373,027
                                                                ------------
HONG KONG -- 2.4%
  Guangdong Investments Ltd..................       600,000          514,918
  HSBC Holdings Ltd.*........................        22,400          520,339
  Hutchison Whampoa Ltd......................        74,000          556,280
  Qingling Motors Company*...................       695,000          369,977
  Sun Hung Kai Properties Ltd................        49,000          518,532
                                                                ------------
                                                                   2,480,046
                                                                ------------
INDIA -- 1.2%
  Bombay Suburban Electric Supply Co. Ltd....        60,000          332,776
  HDFC Bank Ltd.*............................       250,000          323,997
  State Bank of India*.......................        24,400          559,980
                                                                ------------
                                                                   1,216,753
                                                                ------------
INDONESIA -- 0.4%
  PT Bank Negara Indonesia*..................       650,000          372,260
                                                                ------------
IRELAND -- 1.5%
  Elan Corp. PLC -- ADR*.....................        22,000          750,750
  Saville Systems PLC*.......................        27,400          787,750
                                                                ------------
                                                                   1,538,500
                                                                ------------
ISRAEL -- 0.8%
  Gilat Satellite Networks*..................        12,400          375,100
  Koor Industries Ltd........................        12,500          225,000
  Tecnomatix Technologies Ltd.*..............        12,000          249,000
                                                                ------------
                                                                     849,100
                                                                ------------
ITALY -- 2.9%
  Banca Fideuram SpA.........................       360,000          932,933
  Credito Italiano SpA.......................       803,000        1,141,638
  Telecom Italia Mobile SpA..................       322,300          928,038
                                                                ------------
                                                                   3,002,609
                                                                ------------
JAPAN -- 11.9%
  Advantest Corp.............................        16,390          827,322
  Bank of Tokyo-Mitsubishi...................         2,000           31,225
  Bridgestone Corp...........................        40,000          750,688
  Canon, Inc.................................        30,000          643,100
  Fujitsu, Ltd...............................        58,000          591,166
  Hirose Electric............................        11,000          604,190
  Honda Motor Co., Ltd.......................        20,000          596,991
  Ibiden Co., Ltd............................        50,000          537,939
  Mitsui Fudosan Co., Ltd....................        47,000          486,653
  Nichiei Co., Ltd...........................        10,000          776,573
  Nintendo Co., Ltd..........................        10,800          775,797
  Orix Corp..................................        16,000          705,387
  Promise Co., Ltd...........................        22,000          921,857
  Sony Corp..................................        16,000        1,119,560
  TDK Corp...................................        19,000        1,306,423

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
JAPAN (CONTINUED)

  Terumo Corp................................        80,000     $  1,132,503
  Toyota Motor Corp..........................        20,000          506,390
                                                                ------------
                                                                  12,313,764
                                                                ------------
MALAYSIA -- 2.2%
  AMMB Holdings BHD..........................        42,500          366,584
  Malayan Banking BHD........................        33,000          376,287
  Metroplex BHD..............................       500,000          585,267
  Sime Darby BHD.............................        57,000          208,214
  UMW Holdings BHD...........................        61,000          337,316
  United Engineers BHD.......................        50,000          435,923
                                                                ------------
                                                                   2,309,591
                                                                ------------
MEXICO -- 2.0%
  Cifra SA de CV -- Series A.................        14,676           20,008
  Cifra SA de CV -- Series C.................       120,000          168,768
  Coca-Cola Femsa S.A. -- ADR................        17,200          619,200
  Fomento Economico Mexicano SA de CV........       140,000          622,616
  Gruma SA -- B*.............................        69,000          340,957
  Tubos de Acero De Mexico -- ADR*...........        22,000          376,750
                                                                ------------
                                                                   2,148,299
                                                                ------------
NETHERLANDS -- 2.8%
  Baan Co., N.V.*............................        19,300          861,263
  IHC Caland NV..............................        12,900          689,413
  Koninklijke Volker Stevin NV-CVA...........         5,400          584,671
  Oce-Van Der Grinten NV.....................         5,955          771,174
                                                                ------------
                                                                   2,906,521
                                                                ------------
NORWAY -- 2.7%
  Petroleum Goe-Services ASA -- ADR*.........        26,300        1,130,900
  Schibsted A/S..............................        37,000          747,802
  Tomra Systems A/S..........................        44,500          892,671
                                                                ------------
                                                                   2,771,373
                                                                ------------
PAKISTAN -- 0.2%
  Fauji Fertilizer Co. Ltd...................         7,900           15,473
  Hub Power Co.*.............................       254,000          237,016
                                                                ------------
                                                                     252,489
                                                                ------------
PHILLIPPINES -- 0.4%
  Metropolitan Bank & Trust Co...............        15,000          389,943
                                                                ------------
POLAND -- 0.2%
  Elektrim Spolka Akcyjna SA.................        26,800          235,393
                                                                ------------
PORTUGAL -- 0.3%
  Portugal Telecom SA........................         9,600          357,453
                                                                ------------
RUSSIA -- 0.5%
  Lukoil Oil Co. -- ADR......................         8,400          475,524
  Vimpel-Communications -- ADR*..............         2,700           86,400
                                                                ------------
                                                                     561,924
                                                                ------------
SINGAPORE -- 1.6%
  Lindeteves-Jacoberg Ltd....................       500,000          695,502
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

SINGAPORE (CONTINUED)

  Parkway Holdings Ltd.......................       124,000     $    471,972
  United Overseas Bank Ltd...................        46,495          476,212
                                                                ------------
                                                                   1,643,686
                                                                ------------
SOUTH AFRICA -- 0.8%
  Liberty Life Association of Africa Ltd.....        18,192          510,445
  South African Breweries Ltd................        10,300          326,296
                                                                ------------
                                                                     836,741
                                                                ------------
SPAIN -- 0.8%
  Banco Central Hispanoamericano SA..........        30,000          796,291
                                                                ------------
SWEDEN -- 0.9%
  Telefonaktiebolaget LM Ericsson -- B.......        27,000          954,089
                                                                ------------
SWITZERLAND -- 4.6%
  Adecco SA..................................         3,500        1,141,119
  Ares-Serono Group..........................         1,380        1,816,976
  Novartis AG................................           525          651,825
  Roche Holding AG...........................            80          692,110
  Swiss Reinsurance Co.......................           450          478,623
                                                                ------------
                                                                   4,780,653
                                                                ------------
TAIWAN -- 1.2%
  ASE Test Ltd.*.............................        36,900        1,176,188
  Tuntex Distinct Corp.......................         5,725           42,823
                                                                ------------
                                                                   1,219,011
                                                                ------------
THAILAND -- 0.5%
  PTT Exploration and Production Public Co.
    Ltd......................................        35,000          520,015
  Thai Farmers Bank Public Co. Ltd. --
    Foreign*.................................         5,375           34,964
                                                                ------------
                                                                     554,979
                                                                ------------
UNITED KINGDOM -- 9.4%
  Airtours PLC...............................        65,000        1,054,815
  Avis Europe PLC*...........................       315,000          686,582
  Bank of Ireland............................        65,000          649,569
  British Aerospace PLC......................        48,287        1,083,851
  British Airways PLC........................        74,526          803,612
  Caradon PLC................................       163,000          671,678
  Compass Group PLC..........................        71,000          767,927
  GKN PLC....................................         1,807           29,740
  Granada Group PLC..........................        23,700          357,701
  Ladbroke Group PLC.........................       158,000          584,798
  Pearson PLC................................        55,000          659,563
  Professional Staff PLC -- ADR*.............        47,000          405,375
  WPP Group PLC..............................       325,000        1,355,274
  Zagrebacka Banka -- GDR*...................        21,250          672,031
                                                                ------------
                                                                   9,782,516
                                                                ------------
UNITED STATES OF AMERICA -- 25.4%
  Ascend Communications, Inc.*...............         1,800           73,350
  BMC Industries, Inc........................         8,000          226,000
  BMC Software, Inc.*........................        12,400          571,950
  Boston Chicken, Inc.*......................         5,400          164,700

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
UNITED STATES OF AMERICA (CONTINUED)

  Cadence Design Systems, Inc.*..............         9,250     $    317,969
  Callaway Golf Co...........................        11,500          329,187
  Camco International, Inc...................         9,600          422,400
  Central Garden and Pet Co.*................         8,900          161,312
  Chase Manhattan Corp.......................         2,500          234,063
  Children's Comprehensive Services, Inc.*...         8,800          101,200
  Chrysler Corp..............................        27,300          819,000
  Cisco Systems, Inc.*.......................         6,000          288,750
  Comerica, Inc..............................         8,400          473,550
  Compuware Inc.*............................         4,300          269,825
  Dell Computer Corp.*.......................        11,200          757,400
  Electronics For Imaging, Inc.*.............        10,200          406,725
  Encad, Inc.*...............................         7,400          221,075
  Executive Risk, Inc........................         8,300          384,913
  Fannie Mae.................................        23,600          852,550
  Finish Line, Inc., The*....................        16,200          360,450
  Gateway 2000, Inc.*........................        10,500          538,125
  General Electric Co........................         1,100          109,175
  Guidant Corp...............................         3,700          227,550
  HBO & Co...................................         5,300          251,750
  HFS, Inc.*.................................         6,500          382,688
  Intel Corp.................................         9,400        1,307,775
  International Specialty Products, Inc.*....        15,500          193,750
  Interstate Bakeries Corp...................        12,500          590,625
  Jones Medical Industries, Inc..............        13,625          327,000
  Liz Claiborne, Inc.........................         7,500          327,188
  Loews Corp.................................         9,100          808,763
  MBNA Corp..................................        25,300          705,238
  McAfee Associates, Inc.*...................         6,000          265,500
  Medicis Pharmaceutical Corp.*..............         7,800          232,050
  Merck & Co., Inc...........................        14,200        1,196,350
  Microsoft Corp.*...........................         1,700          155,869
  Molecular Devices Corp.*...................        43,000          596,625
  Nautica Enterprises, Inc.*.................         7,900          198,487
  NBTY, Inc.*................................        18,900          285,862
  New York Bancorp, Inc......................         1,350           39,150
  Oxford Health Plans, Inc.*.................         1,500           87,937
  Pacific Sunwear of California*.............        13,650          447,037
  Pairgain Technology, Inc.*.................        11,600          343,650
  Peoplesoft, Inc.*..........................         3,800          152,000
  Premark International, Inc.................        10,800          214,650
  Providian Corp.............................        15,600          834,600
  QLogic Corp.*..............................        26,000          513,500
  Riser Foods, Inc...........................         7,600          251,750
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

UNITED STATES OF AMERICA (CONTINUED)

  Robert Half International, Inc.*...........         9,400     $    327,825
  Ross Stores Inc............................        27,200          690,200
  Safeskin Corp.*............................        10,200          184,875
  Safeway, Inc.*.............................        18,100          839,387
  Showbiz Pizza Time, Inc.*..................        11,900          208,250
  SPX Corp.*.................................         8,200          372,075
  Student Loan Marketing Association.........         3,800          361,950
  TCF Financial Corp.........................         1,000           39,625
  Tellabs, Inc.*.............................        14,500          523,812
  Travelers Group, Inc.......................        18,800          900,050
  United Technologies Corp...................        12,200          918,050
  Unocal Corp................................         7,200          274,500
  USX-Marathon Group.........................        30,900          861,337
  Veritas DGC, Inc.*.........................        30,000          592,500
  Zions Bancorporation.......................         2,100          249,375
                                                                ------------
                                                                  26,364,824
                                                                ------------
VENEZUELA -- 0.4%
  Mavesa SA -- ADR...........................        61,540          407,703
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $89,964,628).......................................
                                                                 102,668,752
                                                                ------------
----------------------------------------------------------------------------
WARRANTS/RIGHTS -- 0.0%
----------------------------------------------------------------------------
SINGAPORE
  United Overseas Bank Ltd. -- Warrants*
    (Cost $1,333)............................           208              885
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
----------------------------------------------------------------------------
CONVERTIBLE BONDS -- 1.8%
----------------------------------------------------------------------------
UTILITIES (ELECTRIC)
  First Pacific Capital 144A
    2.00%, 3/27/02
    (Cost $1,891,000)........................     $1,891,000    $  1,886,273
                                                                ------------
TOTAL INVESTMENTS -- 100.7%
  (Cost $91,856,961).......................................
                                                                $104,555,910
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%)............         (740,534)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $103,815,376
                                                                ------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1997
------------------------------------------------------------------------

WORLDWIDE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Advertising.................................         1.3%
Aerospace...................................         1.9
Agriculture.................................         0.3
Airlines....................................         0.8
Alcoholic Beverages.........................         1.2
Apparel.....................................         0.5
Automotive..................................         6.3
Automotive Equipment........................         1.1
Beverages/Soft Drinks.......................         0.6
Biotechnology...............................         2.3
Broadcasting................................         0.3
Building Materials..........................         1.0
Chemicals...................................         1.5
Clothing Chains.............................         1.1
Computers/Office Automation.................         4.2
Consumer Electrical.........................         1.1
Department/Discount Stores..................         0.2
Drugs/Pharmaceuticals.......................         4.0
Electric Utilities..........................         1.1
Electronic Instruments......................         0.6
Finance Companies...........................         3.5
Food Chains.................................         1.7
Grocery Products............................         2.2
Industrial Engineering/Construction.........         1.0
Investment Companies........................         0.5
Leisure/Gaming..............................         0.6
Life Insurers...............................         0.5
Lodging.....................................         0.4
Machinery/Equipment.........................         2.6
Managed Health care/HMO's...................         0.1
Medical Supplies............................         2.7

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Metals......................................         0.4%
Money Center Banks..........................         3.7
Multi-Line Insurers.........................         3.1
Oil/Gas Production..........................         2.1
Oilfield Services/Equipment.................         3.3
Other Commercial/Industrial Services........         4.2
Other Consumer Services.....................         1.1
Other Financial Services....................         1.3
Other Health Services.......................         0.2
Other Health Services.......................         0.2
Other Production/Manufacturing..............         1.8
Paper.......................................         0.4
Property -- Casualty Insurance..............         1.1
Publishing..................................         2.5
Real Estate Development/Investment..........         1.5
Recreational Products.......................         1.4
Regional/Commercial Banks...................         6.2
Rental/Leasing Companies....................         1.3
Restaurants.................................         0.4
Savings & Loan/Thrifts......................         0.1
Semiconductors/Electric Companies...........         3.7
Software....................................         5.0
Specialty Chains............................         0.3
Telecommunication Equipment.................         3.7
Telecommunication Services..................         0.1
Telephone...................................         2.4
Utilities...................................         1.8
Wholesale Distribution......................         0.2
Liabilities in Excess of Other Assets.......        (0.7)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------
SERIES A PORTFOLIOS+

                                 NET ASSET       NET       NET REALIZED    DISTRIBUTIONS
                                 VALUES AT   INVESTMENT   AND UNREALIZED     FROM NET     DISTRIBUTIONS
                                 BEGINNING     INCOME     GAINS (LOSSES)    INVESTMENT        FROM
                                 OF PERIOD    (DEFICIT)   ON INVESTMENTS      INCOME      CAPITAL GAINS
-------------------------------------------------------------------------------------------------------
EMERGING GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........   $   17.93    $   (0.22)     $   (0.66)             --      $   (1.90)
  Portfolio A (For the year
    ended 03/31/96)...........       13.06        (0.20)          5.09              --          (0.02)
  Portfolio A (For the year
    ended 03/31/95)...........       12.10        (0.16)          1.12              --             --
  Portfolio A (For the period
    ended 03/31/94)...........       12.50        (0.04)         (0.36)             --             --
CORE GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........       18.37        (0.17)          0.57              --          (1.97)
  Portfolio A (For the year
    ended 03/31/96)...........       13.61        (0.18)          4.94              --             --
  Portfolio A (For the year
    ended 03/31/95)...........       13.25        (0.10)          0.46              --             --
  Portfolio A (For the period
    ended 03/31/94)...........       12.50        (0.07)          0.86              --          (0.04)
INCOME & GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........       15.68         0.47           1.64       $   (0.48)         (0.72)
  Portfolio A (For the year
    ended 03/31/96)...........       12.86         0.48           2.82           (0.48)            --
  Portfolio A (For the year
    ended 03/31/95)...........       14.16         0.49          (0.89)          (0.49)         (0.41)
  Portfolio A (For the period
    ended 03/31/94)...........       12.50         0.32           2.15           (0.32)         (0.49)
BALANCED GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........       16.16         0.32           0.84           (0.32)         (1.46)
  Portfolio A (For the year
    ended 03/31/96)...........       13.74         0.34           2.42           (0.34)            --
  Portfolio A (For the year
    ended 03/31/95)...........       13.52         0.21           0.22           (0.21)            --
  Portfolio A (For the period
    ended 03/31/94)...........       12.50         0.15           1.02           (0.15)            --
GOVERNMENT INCOME
  Portfolio A (For the year
    ended 03/31/97)...........       12.74         0.71          (0.37)          (0.71)         (0.21)
  Portfolio A (For the year
    ended 03/31/96)...........       12.29         0.75           0.45           (0.75)            --
  Portfolio A (For the year
    ended 03/31/95)...........       12.51         0.63          (0.19)          (0.63)         (0.03)
  Portfolio A (For the period
    ended 03/31/94)...........       12.50         0.29           0.34           (0.29)         (0.33)
MONEY MARKET
  Portfolio A (For the year
    ended 03/31/97)...........        1.00         0.05             --           (0.05)            --
  Portfolio A (For the year
    ended 03/31/96)...........        1.00         0.05             --           (0.05)            --
  Portfolio A (For the year
    ended 03/31/95)...........        1.00         0.05             --           (0.05)            --
  Portfolio A (For the period
    ended 03/31/94)...........        1.00         0.01             --           (0.01)            --
EMERGING COUNTRIES
  Portfolio A (For the year
    ended 03/31/97)...........       14.03        (0.06)          3.51              --          (0.28)
  Portfolio A (For the year
    ended 03/31/96)...........       11.00        (0.04)          3.15           (0.02)         (0.06)
  Portfolio A (For the period
    ended 03/31/95)...........       12.50         0.04          (1.54)             --             --
INTERNATIONAL SMALL CAP GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........       13.15         0.04           1.88           (0.01)         (0.14)
  Portfolio A (For the year
    ended 03/31/96)...........       11.51        (0.02)          1.79           (0.13)            --
  Portfolio A (For the period
    ended 03/31/95)...........       12.50           --          (0.98)          (0.01)            --
INTERNATIONAL CORE GROWTH
  Portfolio A (For the period
    ended 03/31/97)...........       12.50           --           0.23              --             --
WORLDWIDE GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........       16.57        (0.16)          2.20              --          (1.73)
  Portfolio A (For the year
    ended 03/31/96)...........       14.29        (0.07)          2.86           (0.12)         (0.39)
  Portfolio A (For the year
    ended 03/31/95)...........       14.94        (0.05)         (0.09)          (0.02)         (0.49)
  Portfolio A (For the period
    ended 03/31/94)...........       12.50        (0.07)          2.51              --             --

--------------------
 + All Series A Portfolios commenced operations on April 19, 1993, except Emerging Growth Portfolio A, Emerging Countries Portfolio A, International Small Cap Growth Portfolio A and International Core Growth Portfolio A which commenced operations on December 27, 1993, November 28, 1994, August 31, 1994, and February 28, 1997, respectively.
++ The Portfolio's maximum sales charge is not included in the total return computation.
 * Annualized.
** Includes expenses allocated from the Master Trust Funds. See Notes to Funds' Financial Statements for amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                                   RATIO OF NET
                                                                                                   RATIO OF         INVESTMENT
                                                                                 RATIO OF         EXPENSES TO    INCOME (DEFICIT)
                                                                                EXPENSES TO       AVERAGE NET           TO
                                                                                AVERAGE NET     ASSETS, BEFORE      AVERAGE NET
                                                                               ASSETS, AFTER        EXPENSE        ASSETS, AFTER
                                                                                  EXPENSE        REIMBURSEMENT        EXPENSE
                                  NET ASSET                                    REIMBURSEMENT     (RECOUPMENT)      REIMBURSEMENT
                                  VALUES AT        TOTAL      NET ASSETS AT    (RECOUPMENT)         AND FEE        (RECOUPMENT)
                                END OF PERIOD    RETURN++     END OF PERIOD  AND FEE WAIVER**      WAIVER**      AND FEE WAIVER**
----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........    $   15.15         (6.26%)   $ 121,741,647           1.72%              1.72%           (1.26%)
  Portfolio A (For the year
    ended 03/31/96)...........        17.93         37.48%      138,155,390           1.74%              1.74%           (1.20%)
  Portfolio A (For the year
    ended 03/31/95)...........        13.06          7.93%      106,725,077           1.86%              1.84%           (1.27%)
  Portfolio A (For the period
    ended 03/31/94)...........        12.10         (3.20%)     104,838,285           1.73%*             1.80%*          (1.44%)*
CORE GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........        16.80          1.09%       76,107,976           1.60%              1.56%           (1.05%)
  Portfolio A (For the year
    ended 03/31/96)...........        18.37         35.07%       77,275,060           1.58%              1.56%           (0.91%)
  Portfolio A (For the year
    ended 03/31/95)...........        13.61          2.72%       65,291,541           1.59%              1.63%           (0.66%)
  Portfolio A (For the period
    ended 03/31/94)...........        13.25          6.27%       70,512,167           1.57%*             1.71%*          (0.68%)*
INCOME & GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........        16.59         13.73%       32,081,563           1.60%              1.75%            2.83%
  Portfolio A (For the year
    ended 03/31/96)...........        15.68         26.00%       31,712,051           1.60%              1.76%            3.29%
  Portfolio A (For the year
    ended 03/31/95)...........        12.86         (2.64%)      31,150,481           1.60%              1.76%            3.71%
  Portfolio A (For the period
    ended 03/31/94)...........        14.16         19.65%       30,447,446           1.59%*             1.83%*           2.83%*
BALANCED GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........        15.54          6.74%        4,897,987           1.60%              3.00%            1.87%
  Portfolio A (For the year
    ended 03/31/96)...........        16.16         20.16%        5,902,210           1.60%              3.30%            2.16%
  Portfolio A (For the year
    ended 03/31/95)...........        13.74          3.22%        4,979,593           1.60%              2.78%            1.44%
  Portfolio A (For the period
    ended 03/31/94)...........        13.52          9.35%        6,445,901           1.59%*             3.28%*           1.30%*
GOVERNMENT INCOME
  Portfolio A (For the year
    ended 03/31/97)...........        12.16          2.73%        1,113,290           0.90%              7.67%            5.52%
  Portfolio A (For the year
    ended 03/31/96)...........        12.74          9.71%        1,297,458           0.93%              9.58%            5.78%
  Portfolio A (For the year
    ended 03/31/95)...........        12.29          3.68%          925,074           1.10%              8.40%            5.18%
  Portfolio A (For the period
    ended 03/31/94)...........        12.51          4.97%          819,919           1.10%*            20.28%*           3.07%*
MONEY MARKET
  Portfolio A (For the year
    ended 03/31/97)...........         1.00          5.09%       36,258,680           0.45%              1.73%            4.97%
  Portfolio A (For the year
    ended 03/31/96)...........         1.00          5.47%        3,129,223           0.45%              5.78%            5.35%
  Portfolio A (For the year
    ended 03/31/95)...........         1.00          4.58%        2,995,847           0.31%              2.49%            4.60%
  Portfolio A (For the period
    ended 03/31/94)...........         1.00          1.72%           47,975           0.54%*           323.24%*           1.85%*
EMERGING COUNTRIES
  Portfolio A (For the year
    ended 03/31/97)...........        17.20         24.79%       38,687,897           2.25%              3.08%           (1.14%)
  Portfolio A (For the year
    ended 03/31/96)...........        14.03         28.43%        4,717,767           2.25%              6.72%           (0.35%)
  Portfolio A (For the period
    ended 03/31/95)...........        11.00        (11.98%)       1,197,361           2.25%*             6.15%*           1.09%*
INTERNATIONAL SMALL CAP GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........        14.92         14.67%        5,569,084           1.95%              3.76%           (1.05%)
  Portfolio A (For the year
    ended 03/31/96)...........        13.15         15.46%        1,055,809           1.95%             10.06%           (0.27%)
  Portfolio A (For the period
    ended 03/31/95)...........        11.51         (7.85%)         610,176           1.95%*             9.77%*          (0.07%)*
INTERNATIONAL CORE GROWTH
  Portfolio A (For the period
    ended 03/31/97)...........        12.73          1.76%            1,642           1.95%*         4,579.78%*             --
WORLDWIDE GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........        16.88         12.51%       24,022,177           1.85%              2.17%           (0.93%)
  Portfolio A (For the year
    ended 03/31/96)...........        16.57         19.79%       23,480,586           1.85%              2.17%           (0.35%)
  Portfolio A (For the year
    ended 03/31/95)...........        14.29         (0.90%)      22,207,775           1.85%              2.18%           (0.42%)
  Portfolio A (For the period
    ended 03/31/94)...........        14.94         19.52%       20,194,105           1.85%*             2.23%*          (0.69%)*

                                 RATIO OF NET
                                    INCOME
                                 (DEFICIT) TO
                                  AVERAGE NET
                                ASSETS, BEFORE
                                    EXPENSE
                                 REIMBURSEMENT
                                 (RECOUPMENT)
                                    AND FEE
                                   WAIVER**
------------------------------
EMERGING GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........          (1.26%)
  Portfolio A (For the year
    ended 03/31/96)...........          (1.20%)
  Portfolio A (For the year
    ended 03/31/95)...........          (1.25%)
  Portfolio A (For the period
    ended 03/31/94)...........          (1.51%)*
CORE GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........          (1.01%)
  Portfolio A (For the year
    ended 03/31/96)...........          (0.89%)
  Portfolio A (For the year
    ended 03/31/95)...........          (0.70%)
  Portfolio A (For the period
    ended 03/31/94)...........          (0.82%)*
INCOME & GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........           2.66%
  Portfolio A (For the year
    ended 03/31/96)...........           3.12%
  Portfolio A (For the year
    ended 03/31/95)...........           3.55%
  Portfolio A (For the period
    ended 03/31/94)...........           2.59%*
BALANCED GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........           0.73%
  Portfolio A (For the year
    ended 03/31/96)...........           0.88%
  Portfolio A (For the year
    ended 03/31/95)...........           0.26%
  Portfolio A (For the period
    ended 03/31/94)...........          (0.39%)*
GOVERNMENT INCOME
  Portfolio A (For the year
    ended 03/31/97)...........           0.22%
  Portfolio A (For the year
    ended 03/31/96)...........          (0.75%)
  Portfolio A (For the year
    ended 03/31/95)...........          (2.12%)
  Portfolio A (For the period
    ended 03/31/94)...........         (16.11%)*
MONEY MARKET
  Portfolio A (For the year
    ended 03/31/97)...........           4.12%
  Portfolio A (For the year
    ended 03/31/96)...........           2.77%
  Portfolio A (For the year
    ended 03/31/95)...........           2.42%
  Portfolio A (For the period
    ended 03/31/94)...........        (320.85%)*
EMERGING COUNTRIES
  Portfolio A (For the year
    ended 03/31/97)...........          (2.00%)
  Portfolio A (For the year
    ended 03/31/96)...........          (3.61%)
  Portfolio A (For the period
    ended 03/31/95)...........          (4.99%)*
INTERNATIONAL SMALL CAP GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........          (2.82%)
  Portfolio A (For the year
    ended 03/31/96)...........          (7.75%)
  Portfolio A (For the period
    ended 03/31/95)...........          (7.89%)*
INTERNATIONAL CORE GROWTH
  Portfolio A (For the period
    ended 03/31/97)...........      (4,576.87%)*
WORLDWIDE GROWTH
  Portfolio A (For the year
    ended 03/31/97)...........          (1.18%)
  Portfolio A (For the year
    ended 03/31/96)...........          (0.61%)
  Portfolio A (For the year
    ended 03/31/95)...........          (0.75%)
  Portfolio A (For the period
    ended 03/31/94)...........          (1.07%)*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------
SERIES B PORTFOLIOS+

                                 NET ASSET       NET       NET REALIZED    DISTRIBUTIONS
                                 VALUES AT   INVESTMENT   AND UNREALIZED     FROM NET     DISTRIBUTIONS
                                 BEGINNING     INCOME     GAINS (LOSSES)    INVESTMENT        FROM
                                 OF PERIOD    (DEFICIT)   ON INVESTMENTS      INCOME      CAPITAL GAINS
-------------------------------------------------------------------------------------------------------
EMERGING GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........   $   16.69    $   (0.21)     $   (0.97)             --             --
  Portfolio B (For the period
    ended 03/31/96)...........       12.50        (0.14)          4.33              --             --
CORE GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........       16.25        (0.17)          0.25              --             --
  Portfolio B (For the period
    ended 03/31/96)...........       12.50        (0.09)          3.84              --             --
INCOME & GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........       14.96         0.31           1.64       $   (0.31)            --
  Portfolio B (For the period
    ended 03/31/96)...........       12.50         0.24           2.46           (0.24)            --
BALANCED GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........       14.18         0.17           0.70           (0.17)            --
  Portfolio B (For the period
    ended 03/31/96)...........       12.50         0.12           1.68           (0.12)            --
GOVERNMENT INCOME
  Portfolio B (For the year
    ended 03/31/97)...........       12.53         0.56          (0.28)          (0.56)     $   (0.12)
  Portfolio B (For the period
    ended 03/31/96)...........       12.50         0.48           0.04           (0.48)         (0.01)
EMERGING COUNTRIES
  Portfolio B (For the year
    ended 03/31/97)...........       14.02        (0.11)          3.47              --          (0.09)
  Portfolio B (For the period
    ended 03/31/96)...........       12.50        (0.04)          1.56              --             --
INTERNATIONAL SMALL CAP GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........       13.96        (0.15)          2.09           (0.01)            --
  Portfolio B (For the period
    ended 03/31/96)...........       12.50        (0.02)          1.48              --             --
INTERNATIONAL CORE GROWTH
  Portfolio B (For the period
    ended 03/31/97)...........       12.50           --           0.18              --             --
WORLDWIDE GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........       14.34        (0.14)          1.82              --             --
  Portfolio B (For the period
    ended 03/31/96)...........       12.50        (0.05)          1.89              --             --

--------------------
 + All Series B Portfolios commenced operations on May 31, 1995 except the
   International Core Growth B Portfolio which commenced operations on February 28, 1997.
++ The Portfolio's maximum sales charge is not included in the total return computation.
 * Annualized.
** Includes expenses allocated from the Master Trust Funds. See Notes to Funds'
   Financial Statements for amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                                    RATIO OF NET
                                                                                                                     INVESTMENT
                                                                                 RATIO OF           RATIO OF      INCOME (DEFICIT)
                                                                                EXPENSES TO       EXPENSES TO            TO
                                                                                AVERAGE NET       AVERAGE NET        AVERAGE NET
                                                               NET ASSETS      ASSETS, AFTER     ASSETS, BEFORE     ASSETS, AFTER
                                  NET ASSET                        AT             EXPENSE           EXPENSE            EXPENSE
                                  VALUES AT        TOTAL         END OF        REIMBURSEMENT     REIMBURSEMENT      REIMBURSEMENT
                                END OF PERIOD    RETURN++        PERIOD      AND FEE WAIVER**   AND FEE WAIVER**  AND FEE WAIVER**
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........    $   15.51         (7.07%)   $28,029,591             2.61%              2.73%            (2.13%)
  Portfolio B (For the period
    ended 03/31/96)...........        16.69         33.52%     13,625,738             2.58%*             3.26%*           (2.09%)*
CORE GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........        16.33         (0.49%)    29,002,393             2.25%              2.66%            (1.69%)
  Portfolio B (For the period
    ended 03/31/96)...........        16.25         30.00%     11,185,978             2.22%*             3.39%*           (1.61%)*
INCOME & GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........        16.60         13.01%     12,739,703             2.25%              3.19%             2.29%
  Portfolio B (For the period
    ended 03/31/96)...........        14.96         21.72%      2,125,077             2.25%*             7.08%*            2.59%*
BALANCED GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........        14.88          6.10%      2,132,890             2.25%              6.44%             1.25%
  Portfolio B (For the period
    ended 03/31/96)...........        14.18         14.45%        672,934             2.25%*            13.05%*            1.38%*
GOVERNMENT INCOME
  Portfolio B (For the year
    ended 03/31/97)...........        12.13          2.30%      1,344,705             1.29%              8.33%             5.20%
  Portfolio B (For the period
    ended 03/31/96)...........        12.53          4.16%        127,528             1.33%*            86.12%*            5.14%*
EMERGING COUNTRIES
  Portfolio B (For the year
    ended 03/31/97)...........        17.29         24.00%     24,557,521             2.90%              3.66%            (1.77%)
  Portfolio B (For the period
    ended 03/31/96)...........        14.02         12.16%      3,557,080             2.90%*             7.58%*           (1.05%)*
INTERNATIONAL SMALL CAP GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........        15.89         13.96%      5,079,996             2.60%              4.89%            (1.66%)
  Portfolio B (For the period
    ended 03/31/96)...........        13.96         11.68%      1,486,794             2.60%*            16.15%*           (0.64%)*
INTERNATIONAL CORE GROWTH
  Portfolio B (For the period
    ended 03/31/97)...........        12.68          1.44%          1,027             2.59%*        16,000.25%*            0.00%*
WORLDWIDE GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........        16.02         11.72%      5,941,869             2.50%              4.81%            (1.62%)
  Portfolio B (For the period
    ended 03/31/96)...........        14.34         14.72%      1,972,242             2.50%*             9.50%*           (1.28%)*

                                  RATIO OF NET
                                   INVESTMENT
                                INCOME (DEFICIT)
                                       TO
                                   AVERAGE NET
                                 ASSETS, BEFORE
                                     EXPENSE
                                  REIMBURSEMENT
                                AND FEE WAIVER**
------------------------------
EMERGING GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........           (2.25%)
  Portfolio B (For the period
    ended 03/31/96)...........           (2.76%)*
CORE GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........           (2.10%)
  Portfolio B (For the period
    ended 03/31/96)...........           (2.77%)*
INCOME & GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........            1.32%
  Portfolio B (For the period
    ended 03/31/96)...........           (2.22%)*
BALANCED GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........           (2.67%)
  Portfolio B (For the period
    ended 03/31/96)...........           (8.86%)*
GOVERNMENT INCOME
  Portfolio B (For the year
    ended 03/31/97)...........           (0.36%)
  Portfolio B (For the period
    ended 03/31/96)...........          (67.73%)*
EMERGING COUNTRIES
  Portfolio B (For the year
    ended 03/31/97)...........           (2.55%)
  Portfolio B (For the period
    ended 03/31/96)...........           (5.44%)*
INTERNATIONAL SMALL CAP GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........           (3.91%)
  Portfolio B (For the period
    ended 03/31/96)...........          (13.26%)*
INTERNATIONAL CORE GROWTH
  Portfolio B (For the period
    ended 03/31/97)...........      (15,998.21%)*
WORLDWIDE GROWTH
  Portfolio B (For the year
    ended 03/31/97)...........           (3.87%)
  Portfolio B (For the period
    ended 03/31/96)...........           (8.12%)*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------
SERIES C PORTFOLIOS+

                                 NET ASSET       NET       NET REALIZED    DISTRIBUTIONS
                                 VALUES AT   INVESTMENT   AND UNREALIZED     FROM NET     DISTRIBUTIONS
                                 BEGINNING     INCOME     GAINS (LOSSES)    INVESTMENT        FROM
                                 OF PERIOD    (DEFICIT)   ON INVESTMENTS      INCOME      CAPITAL GAINS
-------------------------------------------------------------------------------------------------------
EMERGING GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........   $   17.62    $   (0.31)     $   (0.63)             --      $   (1.99)
  Portfolio C (For the year
    ended 03/31/96)...........       12.96        (0.29)          5.03              --          (0.08)
  Portfolio C (For the year
    ended 03/31/95)...........       12.07        (0.22)          1.11              --             --
  Portfolio C (For the period
    ended 03/31/94)...........       12.50        (0.06)         (0.37)             --             --
CORE GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........       18.06        (0.32)          0.62              --          (1.88)
  Portfolio C (For the year
    ended 03/31/96)...........       13.45        (0.27)          4.88              --             --
  Portfolio C (For the year
    ended 03/31/95)...........       13.18        (0.17)          0.44              --             --
  Portfolio C (For the period
    ended 03/31/94)...........       12.50        (0.11)          0.80              --          (0.01)
INCOME & GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........       15.89         0.37           1.66       $   (0.37)         (0.50)
  Portfolio C (For the year
    ended 03/31/96)...........       13.03         0.40           2.86           (0.40)            --
  Portfolio C (For the year
    ended 03/31/95)...........       14.28         0.41          (0.89)          (0.41)         (0.36)
  Portfolio C (For the period
    ended 03/31/94)...........       12.50         0.24           2.11           (0.24)         (0.33)
BALANCED GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........       16.20         0.21           0.85           (0.21)         (1.46)
  Portfolio C (For the year
    ended 03/31/96)...........       13.76         0.24           2.44           (0.24)            --
  Portfolio C (For the year
    ended 03/31/95)...........       13.54         0.11           0.22           (0.11)            --
  Portfolio C (For the period
    ended 03/31/94)...........       12.50         0.08           1.04           (0.08)            --
GOVERNMENT INCOME
  Portfolio C (For the year
    ended 03/31/97)...........       12.63         0.62          (0.34)          (0.62)            --
  Portfolio C (For the year
    ended 03/31/96)...........       12.27         0.77           0.36           (0.77)            --
  Portfolio C (For the year
    ended 03/31/95)...........       12.56         0.63          (0.28)          (0.63)         (0.01)
  Portfolio C (For the period
    ended 03/31/94)...........       12.50         0.25           0.29           (0.25)         (0.23)
EMERGING COUNTRIES
  Portfolio C (For the year
    ended 03/31/97)...........       13.71        (0.10)          3.37              --          (0.17)
  Portfolio C (For the year
    ended 03/31/96)...........       10.79        (0.05)          2.97              --             --
  Portfolio C (For the period
    ended 03/31/95)...........       12.50           --          (1.70)          (0.01)            --
INTERNATIONAL SMALL CAP GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........       13.05        (0.16)          1.98              --             --
  Portfolio C (For the year
    ended 03/31/96)...........       11.32         0.01           1.72              --             --
  Portfolio C (For the period
    ended 03/31/95)...........       12.50        (0.04)         (1.12)          (0.02)            --
INTERNATIONAL CORE GROWTH
  Portfolio B (For the period
    ended 03/31/97)...........       12.50           --           0.18              --             --
WORLDWIDE GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........       16.76        (0.28)          2.23              --          (1.79)
  Portfolio C (For the year
    ended 03/31/96)...........       14.44        (0.21)          2.92           (0.01)         (0.38)
  Portfolio C (For the year
    ended 03/31/95)...........       14.86        (0.15)         (0.08)             --          (0.19)
  Portfolio C (For the period
    ended 03/31/94)...........       12.50        (0.09)          2.45              --             --

--------------------
 + All Series C Portfolios commenced operations on April 19, 1993, except
   Emerging Growth Portfolio C, Emerging Countries Portfolio C, International Small Cap Growth Portfolio C and International Core Growth Portfolio C which commenced operations on December 27, 1993, November 28, 1994, August 31, 1994 and February 28, 1997.
++ The Portfolio's maximum sales charge is not included in the total return computation.
 * Annualized.
** Includes expenses allocated from the Master Trust Funds. See Notes to Funds'
   Financial Statements for amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                                    RATIO OF NET
                                                                                                                     INVESTMENT
                                                                                 RATIO OF           RATIO OF      INCOME (DEFICIT)
                                                                                EXPENSES TO       EXPENSES TO            TO
                                                                                AVERAGE NET       AVERAGE NET        AVERAGE NET
                                                                               ASSETS, AFTER     ASSETS, BEFORE     ASSETS, AFTER
                                                                                  EXPENSE           EXPENSE            EXPENSE
                                  NET ASSET                                    REIMBURSEMENT     REIMBURSEMENT      REIMBURSEMENT
                                  VALUES AT        TOTAL      NET ASSETS AT    (RECOUPMENT)       (RECOUPMENT)      (RECOUPMENT)
                                END OF PERIOD    RETURN++     END OF PERIOD  AND FEE WAIVER**   AND FEE WAIVER**  AND FEE WAIVER**
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........    $   14.69         (6.81%)   $ 182,906,982           2.35%              2.35%            (1.89%)
  Portfolio C (For the year
    ended 03/31/96)...........        17.62         37.18%      207,332,005           2.35%              2.35%            (1.81%)
  Portfolio C (For the year
    ended 03/31/95)...........        12.96          7.37%      157,292,246           2.44%              2.44%            (1.85%)
  Portfolio C (For the period
    ended 03/31/94)...........        12.07         (3.44%)     142,874,310           2.34%*             2.34%*           (2.04%)*
CORE GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........        16.48          0.56%      157,501,096           2.14%              2.17%            (1.59%)
  Portfolio C (For the year
    ended 03/31/96)...........        18.06         34.28%      177,461,331           2.14%              2.14%            (1.47%)
  Portfolio C (For the year
    ended 03/31/95)...........        13.45          2.05%      143,389,656           2.24%              2.24%            (1.30%)
  Portfolio C (For the period
    ended 03/31/94)...........        13.18          5.54%      141,488,561           2.17%*             2.17%*           (1.30%)*
INCOME & GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........        17.05         12.91%       62,143,307           2.25%              2.29%             2.18%
  Portfolio C (For the year
    ended 03/31/96)...........        15.89         25.24%       58,997,309           2.25%              2.28%             2.64%
  Portfolio C (For the year
    ended 03/31/95)...........        13.03         (3.26%)      61,791,573           2.25%              2.29%             3.05%
  Portfolio C (For the period
    ended 03/31/94)...........        14.28         18.76%       69,264,807           2.22%*             2.23%*            2.28%*
BALANCED GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........        15.59          6.05%       16,990,094           2.25%              2.83%             1.23%
  Portfolio C (For the year
    ended 03/31/96)...........        16.20         19.58%       16,586,339           2.25%              3.01%             1.53%
  Portfolio C (For the year
    ended 03/31/95)...........        13.76          2.47%       16,469,510           2.25%              2.60%             0.83%
  Portfolio C (For the period
    ended 03/31/94)...........        13.54          8.91%       16,248,130           2.24%*             2.73%*            0.61%*
GOVERNMENT INCOME
  Portfolio C (For the year
    ended 03/31/97)...........        12.29          2.29%        3,694,341           1.30%              4.98%             5.10%
  Portfolio C (For the year
    ended 03/31/96)...........        12.63          9.20%        2,968,287           1.33%              5.77%             5.46%
  Portfolio C (For the year
    ended 03/31/95)...........        12.27          2.96%        4,278,140           1.50%              2.67%             4.58%
  Portfolio C (For the period
    ended 03/31/94)...........        12.56          4.28%        7,345,300           1.50%*             3.86%*            2.70%*
EMERGING COUNTRIES
  Portfolio C (For the year
    ended 03/31/97)...........        16.81         23.94%       29,375,971           2.90%              3.12%            (1.75%)
  Portfolio C (For the year
    ended 03/31/96)...........        13.71         27.30%        4,344,744           2.90%              6.23%            (1.06%)
  Portfolio C (For the period
    ended 03/31/95)...........        10.79        (13.64%)          59,366           2.90%*           242.59%*           (0.04%)*
INTERNATIONAL SMALL CAP GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........        14.87         13.98%        3,592,314           2.60%              3.95%            (1.67%)
  Portfolio C (For the year
    ended 03/31/96)...........        13.05         15.30%          933,422           2.60%             16.15%            (1.02%)
  Portfolio C (For the period
    ended 03/31/95)...........        11.32         (9.25%)          24,066           2.61%*            75.37%*           (0.76%)*
INTERNATIONAL CORE GROWTH
  Portfolio B (For the period
    ended 03/31/97)...........        12.68          1.44%           43,075           2.41%*            25.55%*           (0.07%)*
WORLDWIDE GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........        16.92         11.81%       70,344,561           2.50%              2.61%            (1.57%)
  Portfolio C (For the year
    ended 03/31/96)...........        16.76         18.95%       71,155,027           2.50%              2.57%            (0.99%)
  Portfolio C (For the year
    ended 03/31/95)...........        14.44         (1.49%)      71,200,715           2.50%              2.57%            (1.06%)
  Portfolio C (For the period
    ended 03/31/94)...........        14.86         18.88%       66,576,743           2.44%*             2.44%*           (1.24%)*

                                  RATIO OF NET
                                   INVESTMENT
                                INCOME (DEFICIT)
                                       TO
                                   AVERAGE NET
                                 ASSETS, BEFORE
                                     EXPENSE
                                  REIMBURSEMENT
                                  (RECOUPMENT)
                                AND FEE WAIVER**
------------------------------
EMERGING GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........           (1.89%)
  Portfolio C (For the year
    ended 03/31/96)...........           (1.81%)
  Portfolio C (For the year
    ended 03/31/95)...........           (1.85%)
  Portfolio C (For the period
    ended 03/31/94)...........           (2.04%)*
CORE GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........           (1.62%)
  Portfolio C (For the year
    ended 03/31/96)...........           (1.47%)
  Portfolio C (For the year
    ended 03/31/95)...........           (1.30%)
  Portfolio C (For the period
    ended 03/31/94)...........           (1.30%)*
INCOME & GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........            2.11%
  Portfolio C (For the year
    ended 03/31/96)...........            2.61%
  Portfolio C (For the year
    ended 03/31/95)...........            3.01%
  Portfolio C (For the period
    ended 03/31/94)...........            2.27%*
BALANCED GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........            0.91%
  Portfolio C (For the year
    ended 03/31/96)...........            1.19%
  Portfolio C (For the year
    ended 03/31/95)...........            0.48%
  Portfolio C (For the period
    ended 03/31/94)...........            0.12%*
GOVERNMENT INCOME
  Portfolio C (For the year
    ended 03/31/97)...........            2.89%
  Portfolio C (For the year
    ended 03/31/96)...........            3.13%
  Portfolio C (For the year
    ended 03/31/95)...........            3.41%
  Portfolio C (For the period
    ended 03/31/94)...........            0.34%*
EMERGING COUNTRIES
  Portfolio C (For the year
    ended 03/31/97)...........           (1.99%)
  Portfolio C (For the year
    ended 03/31/96)...........           (4.15%)
  Portfolio C (For the period
    ended 03/31/95)...........         (239.73%)*
INTERNATIONAL SMALL CAP GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........           (2.99%)
  Portfolio C (For the year
    ended 03/31/96)...........          (13.95%)
  Portfolio C (For the period
    ended 03/31/95)...........          (73.52%)*
INTERNATIONAL CORE GROWTH
  Portfolio B (For the period
    ended 03/31/97)...........         (291.20%)*
WORLDWIDE GROWTH
  Portfolio C (For the year
    ended 03/31/97)...........           (1.62%)
  Portfolio C (For the year
    ended 03/31/96)...........           (1.00%)
  Portfolio C (For the year
    ended 03/31/95)...........           (1.13%)
  Portfolio C (For the period
    ended 03/31/94)...........           (1.24%)*

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
------------------------------------------------------------------------
SERIES A PORTFOLIOS

                                   EMERGING            CORE            INCOME &
                                    GROWTH            GROWTH            GROWTH
                                ---------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........  $   121,913,319   $    76,261,029   $    32,228,292
  Receivable for shares of
    beneficial interest
    sold......................          208,197           205,691            68,902
  Receivable for investments
    sold in Master Trust
    Fund......................       12,524,806           252,974             3,716
  Due from advisor............               --                --             5,488
  Deferred organization
    costs.....................            3,863             9,117             7,517
  Prepaid expenses and other
    assets....................               --                 3                --
                                ---------------------------------------------------
    Total assets..............      134,650,185        76,728,814        32,313,915
                                ---------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................          208,197           205,691            68,902
  Payable for shares of
    beneficial interest
    repurchased...............       12,524,806           252,974             3,716
  Due to advisor..............               --            33,938                --
  Dividend payable............               --                --           123,330
  Accrued expenses............          175,535           128,235            36,404
                                ---------------------------------------------------
    Total liabilities.........       12,908,538           620,838           232,352
                                ---------------------------------------------------
NET ASSETS....................  $   121,741,647   $    76,107,976   $    32,081,563
                                ---------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $   105,600,700   $    63,464,639   $    27,002,472
  Accumulated undistributed
    net investment income
    (deficit).................       (5,037,611)       (2,306,895)           (5,927)
  Accumulated undistributed
    net realized gain (loss)
    on security
    transactions..............       10,797,806        10,442,672         2,295,209
  Accumulated undistributed
    foreign exchange gain
    (loss)....................               --                --                --
  Net unrealized foreign
    exchange gain (loss)......               --                --                --
  Net unrealized appreciation
    (depreciation) on
    investments...............       10,380,752         4,507,560         2,789,809
                                ---------------------------------------------------
    Net assets................  $   121,741,647   $    76,107,976   $    32,081,563
                                ---------------------------------------------------
  Shares of beneficial
    interest, no par value,
    issued and outstanding
    (unlimited shares
    authorized)...............        8,038,199         4,529,358         1,933,759
                                ---------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/ Outstanding shares
    of beneficial interest)...  $         15.15   $         16.80   $         16.59
                                ---------------------------------------------------
MAXIMUM OFFERING PRICE PER
  SHARE OF
  ($15.15/94.75%,
    $16.80/94.75%,
    $16.59/94.75%,
    $15.54/94.75%,
    $12.16/95.25%, $1.00,
    $17.20/94.75%,
    $14.92/94.75%,
    $12.73/94.75%,
    $16.88/94.75%,
    respectively).............  $         15.99   $         17.73   $         17.51
                                ---------------------------------------------------
* Cost of investments in the
  Master Trust Fund:..........  $    86,973,981   $    53,171,736   $    19,544,963
                                ---------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                         INTERNATIONAL
                                 BALANCED     GOVERNMENT       MONEY        EMERGING      SMALL CAP    INTERNATIONAL   WORLDWIDE
                                  GROWTH        INCOME        MARKET        COUNTRIES       GROWTH     CORE GROWTH      GROWTH
                               ---------------------------------------------------------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*........... $  4,948,089  $ 1,149,915   $  36,269,808  $  38,693,186  $ 5,587,854   $     1,643   $  24,049,057
  Receivable for shares of
    beneficial interest
    sold......................        3,820           12              --        261,535       74,166            --          36,703
  Receivable for investments
    sold in Master Trust
    Fund......................       22,811           24              --         58,893           --            --          56,995
  Due from advisor............       10,775       13,534          44,601         36,646        8,866         6,169           8,699
  Deferred organization
    costs.....................        6,767        6,506           5,422          4,325           --            --           7,078
  Prepaid expenses and other
    assets....................           --           --           2,472             --           --            --              --
                               ---------------------------------------------------------------------------------------------------
    Total assets..............    4,992,262    1,169,991      36,322,303     39,054,585    5,670,886         7,812      24,158,532
                               ---------------------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................        3,820           12              --        261,535       74,166            --          36,703
  Payable for shares of
    beneficial interest
    repurchased...............       22,811           24              --         58,893           --            --          56,995
  Due to advisor..............           --       30,779          26,503             --           --            --              --
  Dividend payable............       40,646        4,481           1,417             --           --            --              --
  Accrued expenses............       26,998       21,405          35,703         46,260       27,636         6,170          42,657
                               ---------------------------------------------------------------------------------------------------
    Total liabilities.........       94,275       56,701          63,623        366,688      101,802         6,170         136,355
                               ---------------------------------------------------------------------------------------------------
NET ASSETS.................... $  4,897,987  $ 1,113,290   $  36,258,680  $  38,687,897  $ 5,569,084   $     1,642   $  24,022,177
                               ---------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital............. $  4,189,821  $ 1,169,852   $  36,259,004  $  35,477,052  $ 5,096,086   $     1,612   $  19,347,956
  Accumulated undistributed
    net investment income
    (deficit).................          217         (594)             --       (196,700)     (43,486)           --        (677,960)
  Accumulated undistributed
    net realized gain (loss)
    on security
    transactions..............      179,782      (32,843)           (324)     2,340,091      121,999            13       2,398,574
  Accumulated undistributed
    foreign exchange gain
    (loss)....................           --           --              --        (32,331)     (11,178)           (2)        (42,249)
  Net unrealized foreign
    exchange gain (loss)......           --           --              --         (2,552)        (591)           (1)         (5,629)
  Net unrealized appreciation
    (depreciation) on
    investments...............      528,167      (23,125)             --      1,102,337      406,254            20       3,001,485
                               ---------------------------------------------------------------------------------------------------
    Net assets................ $  4,897,987  $ 1,113,290   $  36,258,680  $  38,687,897  $ 5,569,084   $     1,642   $  24,022,177
                               ---------------------------------------------------------------------------------------------------
  Shares of beneficial
    interest, no par value,
    issued and outstanding
    (unlimited shares
    authorized)...............      315,190       91,535      36,259,004      2,249,748      373,205           129       1,423,429
                               ---------------------------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/ Outstanding shares
    of beneficial interest)... $      15.54  $     12.16   $        1.00  $       17.20  $     14.92   $     12.73   $       16.88
                               ---------------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER
  SHARE OF
  ($15.15/94.75%,
    $16.80/94.75%,
    $16.59/94.75%,
    $15.54/94.75%,
    $12.16/95.25%, $1.00,
    $17.20/94.75%,
    $14.92/94.75%,
    $12.73/94.75%,
    $16.88/94.75%,
    respectively)............. $      16.40  $     12.77   $        1.00  $       18.15  $     15.75   $     13.44   $       17.82
                               ---------------------------------------------------------------------------------------------------
* Cost of investments in the
  Master Trust Fund:.......... $  3,233,889  $   953,635   $  36,273,795  $  35,042,012  $ 5,051,487   $     1,612   $  15,005,693
                               ---------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
------------------------------------------------------------------------
SERIES B PORTFOLIOS

                                   EMERGING            CORE            INCOME &
                                    GROWTH            GROWTH            GROWTH
                                --------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........  $    28,090,750   $    29,086,669   $   12,863,717
  Receivable for shares of
    beneficial interest
    sold......................          348,129           163,944           73,719
  Receivable for investments
    sold in Master Trust
    Fund......................           30,318            14,770            2,324
  Due from advisor............               --            10,226           19,359
  Deferred organization
    costs.....................              625               625              625
  Prepaid expenses and other
    assets....................            1,476               562              187
                                --------------------------------------------------
    Total assets..............       28,471,298        29,276,796       12,959,931
                                --------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................          348,129           163,944           73,719
  Payable for shares of
    beneficial interest
    repurchased...............           30,318            14,770            2,324
  Due to advisor..............            1,013                --            1,013
  Dividend payable............               --                --           24,537
  Accrued expenses............           62,247            95,689          118,635
                                --------------------------------------------------
    Total liabilities.........          441,707           274,403          220,228
                                --------------------------------------------------
NET ASSETS....................  $    28,029,591   $    29,002,393   $   12,739,703
                                --------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $    29,891,118   $    29,488,828   $   12,030,243
  Accumulated undistributed
    net investment income
    (deficit).................         (623,227)         (444,725)            (494)
  Accumulated undistributed
    net realized gain (loss)
    on security
    transactions..............         (517,449)          763,766          293,264
  Accumulated undistributed
    foreign exchange gain
    (loss)....................               --                --               --
  Net unrealized foreign
    exchange gain (loss)......               --                --               --
  Net unrealized appreciation
    (depreciation) on
    investments...............         (720,851)         (805,476)         416,690
                                --------------------------------------------------
    Net assets................  $    28,029,591   $    29,002,393   $   12,739,703
                                --------------------------------------------------
  Shares of beneficial
    interest, no par value,
    issued and outstanding
    (unlimited shares
    authorized)...............        1,807,110         1,775,837          767,845
                                --------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares
    of beneficial interest)...  $         15.51   $         16.33   $        16.60
                                --------------------------------------------------
* Cost of investments in the
  Master Trust Fund:..........  $    29,511,738   $    29,211,582   $   11,876,737
                                --------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                          INTERNATIONAL
                                 BALANCED     GOVERNMENT     EMERGING      SMALL CAP    INTERNATIONAL   WORLDWIDE
                                  GROWTH        INCOME       COUNTRIES       GROWTH     CORE GROWTH      GROWTH
                               ------------------------------------------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*........... $  2,165,096  $ 1,357,800   $  24,604,374  $ 5,121,693   $     1,028   $   5,997,862
  Receivable for shares of
    beneficial interest
    sold......................        1,284       11,412         435,890       78,918            --         211,675
  Receivable for investments
    sold in Master Trust
    Fund......................           --           --          17,689           --            --              --
  Due from advisor............       22,322        4,409          22,419       16,324        13,784          21,383
  Deferred organization
    costs.....................          625          625             636          624            --             625
  Prepaid expenses and other
    assets....................           --        6,064              --           --            --              --
                               ------------------------------------------------------------------------------------
    Total assets..............    2,189,327    1,380,310      25,081,008    5,217,559        14,812       6,231,545
                               ------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................        1,284       11,412         435,890       78,918            --         211,675
  Payable for shares of
    beneficial interest
    repurchased...............           --           --          17,689           --            --              --
  Due to advisor..............        1,013        1,013           1,024           --            --           1,013
  Dividend payable............        2,080        4,571              --          415            --              --
  Accrued expenses............       52,060       18,609          68,884       58,230        13,785          76,988
                               ------------------------------------------------------------------------------------
    Total liabilities.........       56,437       35,605         523,487      137,563        13,785         289,676
                               ------------------------------------------------------------------------------------
NET ASSETS.................... $  2,132,890  $ 1,344,705   $  24,557,521  $ 5,079,996   $     1,027   $   5,941,869
                               ------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital............. $  2,105,345  $ 1,366,339   $  22,320,139  $ 4,606,017   $     1,008   $   5,508,936
  Accumulated undistributed
    net investment income
    (deficit).................          261         (245)       (213,940)     (56,858)           --         (68,035)
  Accumulated undistributed
    net realized gain (loss)
    on security
    transactions..............      (27,294)       5,157       1,693,237      130,577             9         193,912
  Accumulated undistributed
    foreign exchange gain
    (loss)....................           --           --         (20,233)     (11,211)           (3)        (15,044)
  Net unrealized foreign
    exchange gain (loss)......           --           --          (1,807)        (542)           --          (1,363)
  Net unrealized appreciation
    (depreciation) on
    investments...............       54,578      (26,546)        780,125      412,013            13         323,463
                               ------------------------------------------------------------------------------------
    Net assets................ $  2,132,890  $ 1,344,705   $  24,557,521  $ 5,079,996   $     1,027   $   5,941,869
                               ------------------------------------------------------------------------------------
  Shares of beneficial
    interest, no par value,
    issued and outstanding
    (unlimited shares
    authorized)...............      143,328      110,839       1,420,199      319,641            81         370,791
                               ------------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares
    of beneficial interest)... $      14.88  $     12.13   $       17.29  $     15.89   $     12.68   $       16.02
                               ------------------------------------------------------------------------------------
* Cost of investments in the
  Master Trust Fund:.......... $  2,084,771  $ 1,314,047   $  22,136,886  $ 4,601,246   $     1,008   $   5,508,936
                               ------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
------------------------------------------------------------------------
SERIES C PORTFOLIOS

                                EMERGING GROWTH     CORE GROWTH     INCOME & GROWTH
                                ---------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*...........  $   183,263,181   $   157,813,767   $    62,603,075
  Receivable for shares of
    beneficial interest
    sold......................          556,882           116,534            36,282
  Receivable for investments
    sold in Master Trust
    Fund......................          949,862           655,742           692,478
  Due from advisor............               --                --             1,372
  Deferred organization
    costs.....................            3,862             9,484             7,585
  Prepaid expenses and other
    assets....................                3                 8                --
                                ---------------------------------------------------
    Total assets..............      184,773,790       158,595,535        63,340,792
                                ---------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................          556,882           116,534            36,282
  Payable for shares of
    beneficial interest
    repurchased...............          949,862           655,742           692,478
  Due to advisor..............               --               274                --
  Dividend payable............               --                --           351,978
  Accrued expenses............          360,064           321,889           116,747
                                ---------------------------------------------------
    Total liabilities.........        1,866,808         1,094,439         1,197,485
                                ---------------------------------------------------
NET ASSETS....................  $   182,906,982   $   157,501,096   $    62,143,307
                                ---------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $   163,666,067   $   130,204,183   $    52,196,317
  Accumulated undistributed
    net investment income
    (deficit).................      (10,834,513)       (8,264,179)           (9,138)
  Accumulated undistributed
    net realized gain (loss)
    on security
    transactions..............       15,249,305        24,043,018         4,419,738
  Accumulated undistributed
    foreign exchange gain
    (loss)....................               --                --                --
  Net unrealized foreign
    exchange gain (loss)......               --                --                --
  Net unrealized appreciation
    (depreciation) on
    investments...............       14,826,123        11,518,074         5,536,390
                                ---------------------------------------------------
    Net assets................  $   182,906,982   $   157,501,096   $    62,143,307
                                ---------------------------------------------------
  Shares of beneficial
    interest, no par value,
    issued and outstanding
    (unlimited shares
    authorized)...............       12,451,381         9,555,544         3,644,102
                                ---------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares
    of beneficial interest)...  $         14.69   $         16.48   $         17.05
                                ---------------------------------------------------
* Cost of investments in the
  Master Trust Fund:..........  $   131,929,217   $   105,661,384   $    39,010,365
                                ---------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                           INTERNATIONAL
                                 BALANCED      GOVERNMENT     EMERGING       SMALL CAP    INTERNATIONAL    WORLDWIDE
                                  GROWTH         INCOME       COUNTRIES       GROWTH       CORE GROWTH      GROWTH
                               ---------------------------------------------------------------------------------------
ASSETS
  Investments in Master Trust
    Fund, at value*........... $  17,108,508  $ 3,744,643   $  29,455,854  $   3,631,890  $     43,092   $  70,465,668
  Receivable for shares of
    beneficial interest
    sold......................        10,694       17,827         257,944         42,518         8,988          94,926
  Receivable for investments
    sold in Master Trust
    Fund......................        95,888        9,477           4,755          7,959            --         252,472
  Due from advisor............        10,163       14,892              --          5,450         4,406             466
  Deferred organization
    costs.....................         6,914        6,599           1,524             --            --           7,645
  Prepaid expenses and other
    assets....................            --           --              --             --            --              --
                               ---------------------------------------------------------------------------------------
    Total assets..............    17,232,167    3,793,438      29,720,077      3,687,817        56,486      70,821,177
                               ---------------------------------------------------------------------------------------
LIABILITIES
  Payable for investments
    purchased in Master Trust
    Fund......................        10,694       17,827         257,944         42,518         8,988          94,926
  Payable for shares of
    beneficial interest
    repurchased...............        95,888        9,477           4,755          7,959            --         252,472
  Due to advisor..............            --       30,779           1,218             --            --              --
  Dividend payable............        93,218       15,139              --            315            --              --
  Accrued expenses............        42,273       25,875          80,189         44,711         4,423         129,218
                               ---------------------------------------------------------------------------------------
    Total liabilities.........       242,073       99,097         344,106         95,503        13,411         476,616
                               ---------------------------------------------------------------------------------------
NET ASSETS.................... $  16,990,094  $ 3,694,341   $  29,375,971  $   3,592,314  $     43,075   $  70,344,561
                               ---------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital............. $  15,129,007  $ 3,922,758   $  26,616,646  $   3,228,242  $     43,012   $  57,164,262
  Accumulated undistributed
    net investment income
    (deficit).................           622       (1,230)       (264,566)       (50,030)           (1)     (3,058,313)
  Accumulated undistributed
    net realized gain (loss)
    on security
    transactions..............       498,640     (153,974)      2,086,672         69,532          (262)      6,867,386
  Accumulated undistributed
    foreign exchange gain
    (loss)....................            --           --         (26,576)        (7,885)          (17)        393,292
  Net unrealized foreign
    exchange gain (loss)......            --           --          (2,282)          (386)          (14)        (16,516)
  Net unrealized appreciation
    (depreciation) on
    investments...............     1,361,825      (73,213)        966,077        352,841           357       8,994,450
                               ---------------------------------------------------------------------------------------
    Net assets................ $  16,990,094  $ 3,694,341   $  29,375,971  $   3,592,314  $     43,075   $  70,344,561
                               ---------------------------------------------------------------------------------------
  Shares of beneficial
    interest, no par value,
    issued and outstanding
    (unlimited shares
    authorized)...............     1,089,607      300,707       1,747,147        241,603         3,396       4,158,310
                               ---------------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares
    of beneficial interest)... $       15.59  $     12.29   $       16.81  $       14.87  $      12.68   $       16.92
                               ---------------------------------------------------------------------------------------
* Cost of investments in the
  Master Trust Fund:.......... $  12,296,292  $ 3,077,373   $  26,327,753  $   3,228,172  $     43,012   $  44,321,024
                               ---------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
------------------------------------------------------------------------
SERIES A PORTFOLIOS

                                   EMERGING           CORE           INCOME &         BALANCED
                                    GROWTH           GROWTH           GROWTH           GROWTH
                                -----------------------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................  $     (975,837)  $     (274,897)  $    1,078,627   $      149,477
                                -----------------------------------------------------------------
  EXPENSES
    Accounting fees...........          55,609           40,529           28,150           11,686
    Administration fees.......           4,986            6,377            8,398            7,223
    Audit & tax fees..........           7,850            8,532            9,144            9,522
    Co-Administration fees....          56,024           28,391           10,633            1,865
    Distribution fees.........         382,408          209,589           77,395           14,817
    Insurance.................           2,870            1,555              626              120
    Legal fees................          33,727           18,310            6,704            1,327
    Miscellaneous.............           3,703            1,207              446               86
    Organization costs........           2,139            9,078            7,147            6,424
    Registration fees.........          15,883            9,424            3,472            2,948
    Shareholder reporting
      fees....................          29,769           20,618            4,761            2,381
    Shareholder servicing
      fees....................         152,545           83,836           30,958            5,927
    Transfer agent fees.......         196,533          131,687           66,936           40,934
    Trustees' fee.............           1,190            1,112              919              953
                                -----------------------------------------------------------------
      Total expenses..........         945,236          570,245          255,689          106,213
    Less: Reimbursement to
      (from) advisor..........              --           62,811          (43,830)         (65,824)
    Less: Co-Administration
      fees waived.............              --          (28,391)         (10,633)          (1,865)
    Add: Line of credit
      commitment fee..........           4,282            2,412              904              159
                                -----------------------------------------------------------------
      Net expenses............         949,518          607,077          202,130           38,683
                                -----------------------------------------------------------------
        Net investment income
          (deficit)...........      (1,925,355)        (881,974)         876,497          110,794
                                -----------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....      22,751,958       15,467,542        4,451,706          500,670
  Net realized foreign
    exchange gain (loss)......              --               --               --               --
  Net unrealized foreign
    exchange gain (loss)......              --               --               --               --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............     (28,323,397)     (13,774,880)      (1,334,608)        (135,773)
                                -----------------------------------------------------------------
      Net gain (loss) on
        investments...........      (5,571,439)       1,692,662        3,117,098          364,897
                                -----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $   (7,496,794)  $      810,688   $    3,993,595   $      475,691
                                -----------------------------------------------------------------

-------------
+ Commenced operations on February 28, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                   INTERNATIONAL    INTERNATIONAL
                                  GOVERNMENT         MONEY           EMERGING        SMALL CAP           CORE          WORLDWIDE
                                    INCOME           MARKET         COUNTRIES          GROWTH          GROWTH+           GROWTH
                                ---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................  $      79,424    $      877,328   $      (80,377)  $     (12,431)   $           1    $      (66,145)
                                ---------------------------------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........         10,739            18,331           27,388          11,470               --            26,518
    Administration fees.......          6,362             4,986            7,053           1,677                1             7,420
    Audit & tax fees..........          9,591             9,503            9,584           9,605            1,314             8,983
    Co-Administration fees....            492            11,483            9,479           1,546               --             8,271
    Distribution fees.........          3,408            26,500          123,152           7,047                1            60,693
    Insurance.................             32                13               78               1                2               472
    Legal fees................            304             3,099            2,719             511               --             4,971
    Miscellaneous.............             20               346              530             540               --               350
    Organization costs........          6,190             5,298            1,445              --              111             6,723
    Registration fees.........          2,156             1,593            9,398             263            1,194             4,713
    Shareholder reporting
      fees....................          1,007             3,191            3,666             967               --             5,934
    Shareholder servicing
      fees....................          1,363            17,667           16,420           2,811               --            24,277
    Transfer agent fees.......         33,873            46,454           35,931          29,674            3,263            59,035
    Trustees' fee.............            835               508              914             859              284             1,022
                                ---------------------------------------------------------------------------------------------------
      Total expenses..........         76,372           148,972          247,757          66,971            6,170           219,382
    Less: Reimbursement to
      (from) advisor..........        (71,815)         (138,467)        (131,546)        (48,512)          (6,169)          (53,309)
    Less: Co-Administration
      fees waived.............           (492)          (11,483)          (9,479)         (1,546)              --            (8,271)
    Add: Line of credit
      commitment fee..........             42               978              804             132               --               703
                                ---------------------------------------------------------------------------------------------------
      Net expenses............          4,107                 0          107,536          17,045                1           158,505
                                ---------------------------------------------------------------------------------------------------
        Net investment income
          (deficit)...........         75,317           877,328         (187,913)        (29,476)              --          (224,650)
                                ---------------------------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....        (33,783)               (2)       2,620,500         151,811               13         3,695,538
  Net realized foreign
    exchange gain (loss)......             --                --          (25,273)        (11,302)              (2)          (78,051)
  Net unrealized foreign
    exchange gain (loss)......             --                --           (2,504)           (493)              (1)           (4,962)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............          4,940                --          733,976         289,270               20          (553,127)
                                ---------------------------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........        (28,843)               (2)       3,326,699         429,286               30         3,059,398
                                ---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $      46,474    $      877,326   $    3,138,786   $     399,810    $          30    $    2,834,748
                                ---------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
------------------------------------------------------------------------
SERIES B PORTFOLIOS

                                   EMERGING           CORE           INCOME &         BALANCED
                                    GROWTH           GROWTH           GROWTH           GROWTH
                                -----------------------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................  $     (149,654)  $      (73,074)  $     248,679    $       43,791
                                -----------------------------------------------------------------
  EXPENSES
    Accounting fees...........          27,135           27,330          23,007            13,233
    Administration fees.......           4,986            1,714           1,830             2,074
    Audit & tax fees..........           9,262            9,262           9,262             9,262
    Co-Adminstration fees.....           9,543            9,821           3,562               713
    Distribution fees.........         179,975          170,941          51,856            12,844
    Insurance.................             263              185              41                22
    Legal fees................           5,000            4,622           1,273               352
    Miscellaneous.............           5,132            4,740           1,345               655
    Organization costs........             211              212             212               212
    Registration fees.........          14,992           14,827          14,106            13,978
    Shareholder reporting
      fees....................          34,828           68,881          11,385             3,855
    Shareholder servicing
      fees....................          59,828           56,980          17,285             4,281
    Transfer agent fees.......          37,937           34,989          20,892            22,684
    Trustees' fee.............             816              815           1,015             5,314
                                -----------------------------------------------------------------
      Total expenses..........         389,908          405,319         157,071            89,479
    Less: Reimbursement from
      advisor.................         (19,914)         (83,508)        (63,625)          (66,671)
    Less: Co-Adminstration
      fees waived.............          (9,543)          (9,821)         (3,562)             (545)
    Add: Line of credit
      commitment fee..........             810              834             302                61
                                -----------------------------------------------------------------
      Net expenses............         361,261          312,824          90,186            22,324
                                -----------------------------------------------------------------
        Net investment income
          (deficit)...........        (510,915)        (385,898)        158,493            21,467
                                -----------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....        (288,290)         765,218         298,853           (20,222)
  Net realized foreign
    exchange gain (loss)......              --               --              --                --
  Net unrealized foreign
    exchange gain (loss)......              --               --              --                --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............      (2,501,896)      (1,661,676)        282,117            29,343
                                -----------------------------------------------------------------
      Net gain (loss) on
        investments...........      (2,790,186)        (896,458)        580,970             9,121
                                -----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $   (3,301,101)  $   (1,282,356)  $     739,463    $       30,588
                                -----------------------------------------------------------------

-------------
+ Commenced operations on February 28, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                  INTERNATIONAL    INTERNATIONAL
                                  GOVERNMENT        EMERGING        SMALL CAP           CORE          WORLDWIDE
                                    INCOME         COUNTRIES          GROWTH          GROWTH+           GROWTH
                                ----------------------------------------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................  $      50,486    $      (53,916)  $     (12,108)   $           1    $     (12,127)
                                ----------------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........         14,342            24,799          13,760               --           21,673
    Administration fees.......          3,581             5,172           1,846                1            1,152
    Audit & tax fees..........          9,262             9,262           9,262            1,289            9,262
    Co-Adminstration fees.....            436             6,139           1,473               --            1,638
    Distribution fees.........          4,279            86,600          22,586                1           28,354
    Insurance.................              1                47              10                2               31
    Legal fees................            163             2,052             574               --              755
    Miscellaneous.............            461             2,837             809               --            1,089
    Organization costs........            212               212             212               16              211
    Registration fees.........         13,911            14,285          14,094            1,228           14,100
    Shareholder reporting
      fees....................          1,541            19,507           7,719               --           13,055
    Shareholder servicing
      fees....................          2,139            28,867           7,508               --            9,451
    Transfer agent fees.......          2,228            39,633          24,748           11,248           32,533
    Trustees' fee.............          1,015               915           1,015               --              915
                                ----------------------------------------------------------------------------------
      Total expenses..........         53,571           240,327         105,616           13,785          134,219
    Less: Reimbursement from
      advisor.................        (47,197)          (84,081)        (66,499)         (13,784)         (83,436)
    Less: Co-Adminstration
      fees waived.............           (436)           (6,139)         (1,473)              --           (1,638)
    Add: Line of credit
      commitment fee..........             37               521             125               --              139
                                ----------------------------------------------------------------------------------
      Net expenses............          5,975           150,628          37,769                1           49,284
                                ----------------------------------------------------------------------------------
        Net investment income
          (deficit)...........         44,511          (204,544)        (49,877)              --          (61,411)
                                ----------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....         17,066         1,803,877         139,789                9          227,470
  Net realized foreign
    exchange gain (loss)......             --           (17,335)        (11,214)              (3)         (13,875)
  Net unrealized foreign
    exchange gain (loss)......             --            (1,898)           (390)              --           (1,290)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............        (24,165)          605,621         325,117               13          186,506
                                ----------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........         (7,099)        2,390,265         453,302               19          398,811
                                ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $      37,412    $    2,185,721   $     403,425    $          19    $     337,400
                                ----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
------------------------------------------------------------------------
SERIES C PORTFOLIOS

                                   EMERGING           CORE           INCOME &         BALANCED
                                    GROWTH           GROWTH           GROWTH           GROWTH
                                -----------------------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................  $   (1,430,438)  $     (600,962)  $    2,153,355   $      450,981
                                -----------------------------------------------------------------
  EXPENSES
    Accounting fees...........          69,919           61,650           35,557           14,566
    Administration fees.......           4,986           13,895           16,756           21,743
    Audit & tax fees..........          47,025            7,229            8,583            9,332
    Co-Administration fees....          79,040           59,139           21,350            6,029
    Distribution fees.........       1,673,336        1,367,835          463,340          133,791
    Insurance.................           4,482            3,676            1,176              337
    Legal fees................          39,609           40,293           13,382            3,897
    Miscellaneous.............           4,218            2,630              889              757
    Organization costs........           2,139            9,001            7,216            6,577
    Registration fees.........          24,552           20,734            5,900            5,005
    Shareholder reporting
      fees....................          11,331           35,133           10,165            3,148
    Shareholder servicing
      fees....................         556,255          455,945          154,447           44,597
    Transfer agent fees.......         264,089          270,708          108,449           38,095
    Trustees' fee.............           5,722            1,447              743              648
                                -----------------------------------------------------------------
      Total expenses..........       2,786,703        2,349,315          847,953          288,522
    Less: Reimbursement to
      (from) advisor..........              --            3,285          (23,479)         (50,590)
    Less: Co-Administration
      fees waived.............              --          (59,139)         (21,350)          (6,029)
    Add: Line of credit
      commitment fee..........           6,045            5,026            1,814              513
                                -----------------------------------------------------------------
      Net expenses............       2,792,748        2,298,487          804,938          232,416
                                -----------------------------------------------------------------
        Net investment income
          (deficit)...........      (4,223,186)      (2,899,449)       1,348,417          218,565
                                -----------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....      33,211,523       35,664,077        8,550,614        1,455,500
  Net realized foreign
    exchange gain (loss)......              --               --               --               --
  Net unrealized foreign
    exchange gain (loss)......              --               --               --               --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............     (42,199,307)     (30,168,671)      (2,403,198)        (647,319)
                                -----------------------------------------------------------------
      Net gain on
        investments...........      (8,987,784)       5,495,406        6,147,416          808,181
                                -----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $  (13,210,970)  $    2,595,957   $    7,495,833   $    1,026,746
                                -----------------------------------------------------------------

-------------
+ Commenced operations on February 28, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                  INTERNATIONAL    INTERNATIONAL
                                  GOVERNMENT        EMERGING        SMALL CAP           CORE          WORLDWIDE
                                    INCOME         COUNTRIES          GROWTH          GROWTH+           GROWTH
                                ----------------------------------------------------------------------------------
INVESTMENT INCOME
  Net investment income
    (deficit) from Master
    Trust Fund................  $     203,389    $      (63,283)  $     (11,232)   $          16    $     (195,350)
                                ----------------------------------------------------------------------------------
  EXPENSES
    Accounting fees...........         11,283            25,987          11,244                1            37,524
    Administration fees.......         16,232             6,483           1,664               10            21,991
    Audit & tax fees..........          9,536             8,701           9,602            1,315             8,539
    Co-Administration fees....          1,279             7,478           1,220                1            24,197
    Distribution fees.........         17,533           106,711          20,268               10           539,559
    Insurance.................             74                56              (6)               2             1,407
    Legal fees................            754             2,544             543               --            15,703
    Miscellaneous.............            200               501              38               --             1,037
    Organization costs........          6,267               511              --               39             7,264
    Registration fees.........          3,388             2,149             373            1,216             8,105
    Shareholder reporting
      fees....................          1,319             1,346           1,330               --            14,253
    Shareholder servicing
      fees....................          8,766            35,571           6,738                3           179,853
    Transfer agent fees.......         24,415            21,317          16,237            1,731           107,854
    Trustees' fee.............            937               493             262               95             1,011
                                ----------------------------------------------------------------------------------
      Total expenses..........        101,983           219,848          69,513            4,423           968,297
    Less: Reimbursement to
      (from) advisor..........        (76,306)          (27,404)        (34,513)          (4,405)           (8,865)
    Less: Co-Administration
      fees waived.............         (1,279)           (7,478)         (1,220)              (1)          (24,197)
    Add: Line of credit
      commitment fee..........            109               635             104               --             2,056
                                ----------------------------------------------------------------------------------
      Net expenses............         24,507           185,601          33,884               17           937,291
                                ----------------------------------------------------------------------------------
        Net investment income
          (deficit)...........        178,882          (248,884)        (45,116)              (1)       (1,132,641)
                                ----------------------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    security transactions.....        (40,291)        2,299,477          80,654             (262)       11,316,290
  Net realized foreign
    exchange gain (loss)......             --           (21,984)         (8,590)             (17)         (232,218)
  Net unrealized foreign
    exchange gain (loss)......             --            (2,323)           (293)             (14)          (14,511)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............        (29,932)          696,295         278,387              357        (1,872,212)
                                ----------------------------------------------------------------------------------
      Net gain on
        investments...........        (70,223)        2,971,465         350,158               64         9,197,349
                                ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $     108,659    $    2,722,581   $     305,042    $          63    $    8,064,708
                                ----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------
SERIES A PORTFOLIOS

                                        EMERGING GROWTH                     CORE GROWTH
                                -------------------------------   -------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                     1997             1996             1997             1996
                                -----------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $   (1,925,355)  $   (1,467,001)  $     (881,974)  $     (641,957)
  Net realized gain (loss)
    from security
    transactions..............      22,751,958       17,157,012       15,467,542       11,262,503
  Net realized foreign
    exchange gain (loss)......              --               --               --               --
  Net unrealized foreign
    exchange gain (loss)......              --               --               --               --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............     (28,323,397)      22,567,484      (13,774,880)      10,033,989
                                -----------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............      (7,496,794)      38,257,495          810,688       20,654,535
                                -----------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......              --               --               --               --
  Capital gain*...............     (15,992,011)        (179,082)      (8,361,898)              --
                                -----------------------------------------------------------------
      Total distributions.....     (15,992,011)        (179,082)      (8,361,898)              --
                                -----------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...     462,516,007       37,959,926       30,931,782       13,279,964
  Proceeds from shares issued
    for distribution
    reinvestment..............       4,994,971           28,673        2,545,818               --
  Cost of shares
    repurchased...............    (460,435,916)     (44,636,699)     (27,093,474)     (21,950,980)
                                -----------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................       7,075,062       (6,648,100)       6,384,126       (8,671,016)
                                -----------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     (16,413,743)      31,430,313       (1,167,084)      11,983,519
NET ASSETS:
  BEGINNING OF PERIOD.........     138,155,390      106,725,077       77,275,060       65,291,541
                                -----------------------------------------------------------------
  END OF PERIOD...............  $  121,741,647   $  138,155,390   $   76,107,976   $   77,275,060
                                -----------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........       7,704,965        8,170,194        4,207,526        4,798,906
  Shares sold.................      26,044,720        2,374,005        1,620,624          812,501
  Shares issued for
    distributions
    reinvested................         280,974            1,774          136,067               --
  Shares repurchased..........     (25,992,460)      (2,841,008)      (1,434,859)      (1,403,881)
                                -----------------------------------------------------------------
      Ending balance..........       8,038,199        7,704,965        4,529,358        4,207,526
                                -----------------------------------------------------------------

-------------
* See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                        INCOME & GROWTH                   BALANCED GROWTH                  GOVERNMENT INCOME
                                -------------------------------   -------------------------------   -------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                     1997             1996             1997             1996             1997             1996
                                ---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      876,497   $    1,014,246   $      110,794   $      120,127   $       75,317   $       65,740
  Net realized gain (loss)
    from security
    transactions..............       4,451,706        3,025,096          500,670          688,324          (33,783)          74,049
  Net realized foreign
    exchange gain (loss)......              --               --               --               --               --               --
  Net unrealized foreign
    exchange gain (loss)......              --               --               --               --               --               --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............      (1,334,608)       3,076,767         (135,773)         188,570            4,940          (44,744)
                                ---------------------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............       3,993,595        7,116,109          475,691          997,021           46,474           95,045
                                ---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......        (886,133)      (1,011,296)        (110,672)        (120,078)         (75,947)         (65,742)
  Capital gain*...............      (1,316,886)              --         (492,706)              --          (27,737)              --
                                ---------------------------------------------------------------------------------------------------
      Total distributions.....      (2,203,019)      (1,011,296)        (603,378)        (120,078)        (103,684)         (65,742)
                                ---------------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...       6,259,230        3,034,140        2,150,368        1,158,459        1,068,961          789,251
  Proceeds from shares issued
    for distribution
    reinvestment..............       1,074,289          359,472          161,907           19,024           41,246           21,274
  Cost of shares
    repurchased...............      (8,754,583)      (8,936,855)      (3,188,811)      (1,131,809)      (1,237,165)        (467,444)
                                ---------------------------------------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................      (1,421,064)      (5,543,243)        (876,536)          45,674         (126,958)         343,081
                                ---------------------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................         369,512          561,570       (1,004,223)         922,617         (184,168)         372,384
NET ASSETS:
  BEGINNING OF PERIOD.........      31,712,051       31,150,481        5,902,210        4,979,593        1,297,458          925,074
                                ---------------------------------------------------------------------------------------------------
  END OF PERIOD...............  $   32,081,563   $   31,712,051   $    4,897,987   $    5,902,210   $    1,113,290   $    1,297,458
                                ---------------------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........       2,022,208        2,422,113          365,215          362,417          101,818           75,262
  Shares sold.................         381,186          209,464          127,031           75,429           85,134           60,991
  Shares issued for
    distributions
    reinvested................          65,578           24,649            9,776            1,215            3,298            1,648
  Shares repurchased..........        (535,213)        (634,018)        (186,832)         (73,846)         (98,715)         (36,083)
                                ---------------------------------------------------------------------------------------------------
      Ending balance..........       1,933,759        2,022,208          315,190          365,215           91,535          101,818
                                ---------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- Continued
--------------------------------------------------------------------------------
SERIES A PORTFOLIOS

                                         MONEY MARKET                   EMERGING COUNTRIES
                                -------------------------------   -------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                     1997             1996             1997             1996
                                -----------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      877,328   $      199,306   $     (187,913)  $       (8,681)
  Net realized gain (loss)
    from security
    transactions..............              (2)            (322)       2,620,500           75,094
  Net realized foreign
    exchange gain (loss)......              --               --          (25,273)          (7,219)
  Net unrealized foreign
    exchange gain (loss)......              --               --           (2,504)              (9)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............              --               --          733,976          445,591
                                -----------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............         877,326          198,984        3,138,786          504,776
                                -----------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......        (877,328)        (199,306)              --           (3,691)
  Capital gain*...............              --               --         (297,905)         (12,591)
                                -----------------------------------------------------------------
      Total distributions.....        (877,328)              --         (297,905)         (16,282)
                                -----------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...     523,124,504       22,041,605       35,141,939        3,534,443
  Proceeds from shares issued
    for distribution
    reinvestment..............         771,842          180,368          161,618            2,935
  Cost of shares
    repurchased...............    (490,766,887)     (22,088,275)      (4,174,308)        (505,466)
                                -----------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................      33,129,459          133,698       31,129,249        3,031,912
                                -----------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................      33,129,457          133,376       33,970,130        3,520,406
NET ASSETS:
  BEGINNING OF PERIOD.........       3,129,223        2,995,847        4,717,767        1,197,361
                                -----------------------------------------------------------------
  END OF PERIOD...............  $   36,258,680   $    3,129,223   $   38,687,897   $    4,717,767
                                -----------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........       3,129,545        2,995,847          336,371          108,885
  Shares sold.................     523,124,504       22,041,605        2,155,019          264,950
  Shares issued for
    distributions
    reinvested................         771,842          180,368           10,441              237
  Shares repurchased..........    (490,766,887)     (22,088,275)        (252,083)         (37,701)
                                -----------------------------------------------------------------
      Ending balance..........      36,259,004        3,129,545        2,249,748          336,371
                                -----------------------------------------------------------------

-------------
* See Financial Highlights for per share distribution amounts.
+ Commenced operations on February 28, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                  INTERNATIONAL
                                INTERNATIONAL SMALL CAP GROWTH     CORE GROWTH+           WORLDWIDE GROWTH
                                -------------------------------   --------------   -------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                     1997             1996             1997             1997             1996
                                ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      (29,476)  $       (2,260)             --    $     (224,650)  $      (79,808)
  Net realized gain (loss)
    from security
    transactions..............         151,811            2,128   $          13         3,695,538        1,986,079
  Net realized foreign
    exchange gain (loss)......         (11,302)           8,121              (2)          (78,051)         186,789
  Net unrealized foreign
    exchange gain (loss)......            (493)           4,836              (1)           (4,962)         (12,787)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............         289,270          108,746              20          (553,127)       2,037,016
                                ----------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............         399,810          121,571              30         2,834,748        4,117,289
                                ----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......          (2,119)          (9,359)             --                --         (164,263)
  Capital gain*...............         (28,766)              --              --        (2,322,037)        (548,948)
                                ----------------------------------------------------------------------------------
      Total distributions.....         (30,885)          (9,359)             --        (2,322,037)        (713,211)
                                ----------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from shares sold...       4,459,847          462,321             612        11,772,722        2,695,773
  Proceeds from shares issued
    for distribution
    reinvestment..............          11,339            4,744              --           455,819           89,275
  Cost of shares
    repurchased...............        (326,836)        (133,644)             --       (12,199,661)      (4,916,315)
                                ----------------------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................       4,144,350          333,421             612            28,880       (2,131,267)
                                ----------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       4,513,275          445,633             642           541,591        1,272,811
NET ASSETS:
  BEGINNING OF PERIOD.........       1,055,809          610,176           1,000        23,480,586       22,207,775
                                ----------------------------------------------------------------------------------
  END OF PERIOD...............  $    5,569,084   $    1,055,809   $       1,642    $   24,022,177   $   23,480,586
                                ----------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........          80,298           52,991              80         1,416,819        1,553,541
  Shares sold.................         313,534           37,660              49           685,931          172,676
  Shares issued for
    distributions
    reinvested................             800              392              --            27,509            5,816
  Shares repurchased..........         (21,427)         (10,745)             --           706,830         (315,214)
                                ----------------------------------------------------------------------------------
      Ending balance..........         373,205           80,298             129         1,423,429        1,416,819
                                ----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- Continued
--------------------------------------------------------------------------------
SERIES B PORTFOLIOS+

                                        EMERGING GROWTH                     CORE GROWTH
                                -------------------------------   -------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED
                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                     1997             1996             1997             1996
                                -----------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $     (510,915)  $    (112,312)   $     (385,898)  $     (58,827)
  Net realized gain (loss)
    from security
    transactions..............        (288,290)       (229,159)          765,218          (1,452)
  Net realized foreign
    exchange gain (loss)......              --              --                --              --
  Net unrealized foreign
    exchange gain (loss)......              --              --                --              --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............      (2,501,896)      1,781,045        (1,661,676)        856,200
                                -----------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............      (3,301,101)      1,439,574        (1,282,356)        795,921
                                -----------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......              --              --                --              --
  Capital gain*...............              --              --                --              --
                                -----------------------------------------------------------------
      Total distributions.....              --              --                --              --
                                -----------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........      24,330,440      12,483,997        22,036,974      11,229,429
  Proceeds from shares issued
    for distribution
    reinvestment..............              --              --                --              --
  Cost of shares
    repurchased...............      (6,625,486)       (298,833)       (2,938,203)       (840,372)
                                -----------------------------------------------------------------
    Increase (Decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................      17,704,954      12,185,164        19,098,771      10,389,057
                                -----------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................      14,403,853      13,624,738        17,816,415      11,184,978
NET ASSETS:
  BEGINNING OF PERIOD.........      13,625,738           1,000        11,185,978           1,000
                                -----------------------------------------------------------------
  END OF PERIOD...............  $   28,029,591   $  13,625,738    $   29,002,393   $  11,185,978
                                -----------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........         816,643              80           688,351              80
  Shares sold.................       1,363,267         835,910         1,254,123         743,523
  Shares issued for
    distributions
    reinvested................              --              --                --              --
  Shares repurchased..........        (372,800)        (19,347)         (166,637)        (55,252)
                                -----------------------------------------------------------------
      Ending balance..........       1,807,110         816,643         1,775,837         688,351
                                -----------------------------------------------------------------

-------------
* See Financial Highlights for per share distribution amounts.
+ Commenced operations on May 31, 1995.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                        INCOME & GROWTH                   BALANCED GROWTH                  GOVERNMENT INCOME
                                -------------------------------   -------------------------------   -------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED      PERIOD ENDED
                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                     1997             1996             1997             1996             1997             1996
                                ---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      158,493   $      18,883    $       21,467   $       4,767    $       44,511   $       2,096
  Net realized gain (loss)
    from security
    transactions..............         298,853          (5,589)          (20,222)         (7,072)           17,066             445
  Net realized foreign
    exchange gain (loss)......              --              --                --              --                --              --
  Net unrealized foreign
    exchange gain (loss)......              --              --                --              --                --              --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............         282,117         134,573            29,343          25,235           (24,165)         (2,381)
                                ---------------------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............         739,463         147,867            30,588          22,930            37,412             160
                                ---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......        (159,208)        (18,662)          (21,202)         (4,771)          (44,764)         (2,088)
  Capital gain*...............              --              --                --              --           (12,311)            (43)
                                ---------------------------------------------------------------------------------------------------
      Total distributions.....        (159,208)        (18,662)          (21,202)         (4,771)          (57,075)         (2,131)
                                ---------------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........      10,404,427       1,989,445         1,680,671         701,091         1,747,622         186,853
  Proceeds from shares issued
    for distribution
    reinvestment..............         109,978          13,947            16,798           2,978            19,774           1,394
  Cost of shares
    repurchased...............        (480,034)         (8,520)         (246,899)        (50,294)         (530,556)        (59,748)
                                ---------------------------------------------------------------------------------------------------
    Increase (Decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................      10,034,371       1,994,872         1,450,570         653,775         1,236,840         128,499
                                ---------------------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................      10,614,626       2,124,077         1,459,956         671,934         1,217,177         126,528
NET ASSETS:
  BEGINNING OF PERIOD.........       2,125,077           1,000           672,934           1,000           127,528           1,000
                                ---------------------------------------------------------------------------------------------------
  END OF PERIOD...............  $   12,739,703   $   2,125,077    $    2,132,890   $     672,934    $    1,344,705   $     127,528
                                ---------------------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........         142,019              80            47,473              80            10,174              80
  Shares sold.................         648,630         141,568           110,729          50,735           141,955          14,683
  Shares issued for
    distributions
    reinvested................           6,743             963             1,106             215             1,600             110
  Shares repurchased..........         (29,547)           (592)          (15,980)         (3,557)          (42,890)         (4,699)
                                ---------------------------------------------------------------------------------------------------
      Ending balance..........         767,845         142,019           143,328          47,473           110,839          10,174
                                ---------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- Continued
--------------------------------------------------------------------------------
SERIES B PORTFOLIOS+

                                      EMERGING COUNTRIES
                                -------------------------------
                                   FOR THE          FOR THE
                                  YEAR ENDED      PERIOD ENDED
                                  MARCH 31,        MARCH 31,
                                     1997             1996
                                -------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $     (204,544)  $       (9,396)
  Net realized gain (loss)
    from security
    transactions..............       1,803,877          (42,752)
  Net realized foreign
    exchange gain (loss)......         (17,335)          (2,898)
  Net unrealized foreign
    exchange gain (loss)......          (1,898)              91
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............         605,621          174,504
                                -------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............       2,185,721          119,549
                                -------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......              --               --
  Capital gain*...............         (67,888)              --
                                -------------------------------
      Total distributions.....         (67,888)              --
                                -------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........      19,948,661        3,604,854
  Proceeds from shares issued
    for distribution
    reinvestment..............          38,740               --
  Cost of shares
    repurchased...............      (1,104,793)        (168,323)
                                -------------------------------
    Increase in net assets
      derived from
      transactions in shares
      of beneficial
      interest................      18,882,608        3,436,531
                                -------------------------------
      Total increase in net
        assets................      21,000,441        3,556,080
NET ASSETS:
  BEGINNING OF PERIOD.........       3,557,080            1,000
                                -------------------------------
  END OF PERIOD...............  $   24,557,521   $    3,557,080
                                -------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........         253,774               80
  Shares sold.................       1,230,640          265,757
  Shares issued for
    distributions
    reinvested................           2,483               --
  Shares repurchased..........         (66,698)         (12,064)
                                -------------------------------
      Ending balance..........       1,420,199          253,773
                                -------------------------------

-------------
* See Financial Highlights for per share distribution amounts.
+ Commenced operations on May 31, 1995 except the International Core Growth Portfolio which commenced operations on February 28, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                  INTERNATIONAL
                                INTERNATIONAL SMALL CAP GROWTH     CORE GROWTH            WORLDWIDE GROWTH
                                -------------------------------   --------------   -------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED      PERIOD ENDED     PERIOD ENDED      YEAR ENDED      PERIOD ENDED
                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                     1997             1996             1997             1997             1996
                                ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      (49,877)  $      (1,795)              --    $      (61,411)  $       (6,624)
  Net realized gain (loss)
    from security
    transactions..............         139,789          (9,212)   $           9           227,470          (33,558)
  Net realized foreign
    exchange gain (loss)......         (11,214)              3               (3)          (13,875)          (1,169)
  Net unrealized foreign
    exchange gain (loss)......            (390)           (152)              --            (1,290)             (73)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............         325,117          86,896               13           186,506          136,957
                                ----------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............         403,425          75,740               19           337,400           95,533
                                ----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......          (5,186)             --               --                --               --
  Capital gain*...............              --              --               --                --               --
                                ----------------------------------------------------------------------------------
      Total distributions.....          (5,186)             --               --                --               --
                                ----------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........       3,702,565       1,436,777                8         3,764,249        1,875,734
  Proceeds from shares issued
    for distribution
    reinvestment..............           4,495              --               --                --               --
  Cost of shares
    repurchased...............        (512,097)        (26,723)              --          (132,022)             (25)
                                ----------------------------------------------------------------------------------
    Increase in net assets
      derived from
      transactions in shares
      of beneficial
      interest................       3,194,963       1,410,054                8         3,632,227        1,875,709
                                ----------------------------------------------------------------------------------
      Total increase in net
        assets................       3,593,202       1,485,794               27         3,969,627        1,971,242
NET ASSETS:
  BEGINNING OF PERIOD.........       1,486,794           1,000            1,000         1,972,242            1,000
                                ----------------------------------------------------------------------------------
  END OF PERIOD...............  $    5,079,996   $   1,486,794    $       1,027    $    5,941,869   $    1,972,242
                                ----------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........         106,534              80               80           137,552               80
  Shares sold.................         246,154         108,479                1           241,408          137,474
  Shares issued for
    distributions
    reinvested................             290              --               --                --               --
  Shares repurchased..........         (33,337)         (2,025)              --            (8,169)              (2)
                                ----------------------------------------------------------------------------------
      Ending balance..........         319,641         106,534               81           370,791          137,552
                                ----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- Continued
--------------------------------------------------------------------------------
SERIES C PORTFOLIOS

                                        EMERGING GROWTH                     CORE GROWTH
                                -------------------------------   -------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                     1997             1996             1997             1996
                                -----------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $   (4,223,186)  $   (3,277,713)  $   (2,899,449)  $   (2,371,066)
  Net realized gain (loss)
    from security
    transactions..............      33,211,523       25,025,135       35,664,077       25,076,226
  Net realized foreign
    exchange gain (loss)......              --               --               --               --
  Net unrealized foreign
    exchange gain (loss)......              --               --               --               --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............     (42,199,307)      33,698,001      (30,168,671)      23,755,815
                                -----------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............     (13,210,970)      55,445,423        2,595,957       46,460,975
                                -----------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......              --               --               --               --
  Capital gain*...............     (23,811,530)        (934,772)     (17,382,672)              --
                                -----------------------------------------------------------------
      Total distributions.....     (23,811,530)        (934,772)     (17,382,672)              --
                                -----------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........      67,825,520       34,428,228       35,028,635       28,016,055
  Proceeds from shares issued
    for distribution
    reinvestment..............       2,692,729           70,462        2,654,979               --
  Cost of shares
    repurchased...............     (57,920,772)     (38,969,582)     (42,857,133)     (40,405,355)
                                -----------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................      12,597,477       (4,470,892)      (5,173,519)     (12,389,300)
                                -----------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     (24,425,023)      50,039,759      (19,960,234)      34,071,675
NET ASSETS:
  BEGINNING OF PERIOD.........     207,332,005      157,292,246      177,461,331      143,389,656
                                -----------------------------------------------------------------
  END OF PERIOD...............  $  182,906,982   $  207,332,005   $  157,501,097   $  177,461,331
                                -----------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........      11,765,386       12,138,614        9,825,753       10,660,454
  Shares sold.................       3,815,165        2,229,275        1,872,637        1,736,793
  Shares issued for
    distributions
    reinvested................         156,388            4,429          144,369               --
  Shares repurchased..........      (3,285,558)      (2,606,932)      (2,287,215)      (2,571,494)
                                -----------------------------------------------------------------
      Ending balance..........      12,451,381       11,765,386        9,555,544        9,825,753
                                -----------------------------------------------------------------

-------------
* See Financial Highlights for per share distribution amounts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                        INCOME & GROWTH                   BALANCED GROWTH                  GOVERNMENT INCOME
                                -------------------------------   -------------------------------   -------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                     1997             1996             1997             1996             1997             1996
                                ---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $    1,348,417   $    1,577,283   $      218,565   $     249,565    $      178,882   $      195,107
  Net realized gain (loss)
    from security
    transactions..............       8,550,614        6,045,361        1,455,500       2,116,964           (40,291)         288,875
  Net realized foreign
    exchange gain (loss)......              --               --               --              --                --               --
  Net unrealized foreign
    exchange gain (loss)......              --               --               --              --                --               --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............      (2,403,198)       5,862,603         (647,319)        505,781           (29,932)        (128,268)
                                ---------------------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............       7,495,833       13,485,247        1,026,746       2,872,310           108,659          355,714
                                ---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......      (1,361,226)      (1,579,024)        (218,006)       (250,682)         (180,214)        (195,316)
  Capital gain*...............      (1,851,637)              --       (1,482,915)             --                --               --
                                ---------------------------------------------------------------------------------------------------
      Total distributions.....      (3,212,863)      (1,579,024)      (1,700,921)       (250,682)         (180,214)        (195,316)
                                ---------------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........      10,562,292        5,125,006        4,321,529       2,569,236         2,994,991        2,475,860
  Proceeds from shares issued
    for distribution
    reinvestment..............         564,331          118,288          180,525          28,551            47,133           37,183
  Cost of shares
    repurchased...............     (12,263,595)     (19,943,781)      (3,424,124)     (5,102,586)       (2,262,515)      (3,965,294)
                                ---------------------------------------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................      (1,136,972)     (14,700,487)       1,077,930      (2,504,799)          779,609       (1,452,251)
                                ---------------------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       3,145,998       (2,794,264)         403,755         116,829           708,054       (1,291,853)
NET ASSETS:
  BEGINNING OF PERIOD.........      58,997,309       61,791,573       16,586,339      16,469,510         2,986,287        4,278,140
                                ---------------------------------------------------------------------------------------------------
  END OF PERIOD...............  $   62,143,307   $   58,997,309   $   16,990,094   $  16,586,339    $    3,694,341   $    2,986,287
                                ---------------------------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........       3,712,379        4,741,312        1,023,861       1,196,550           236,490          348,596
  Shares sold.................         628,939          353,167          256,836         163,082           241,093          192,231
  Shares issued for
    distributions
    reinvested................          33,465            8,002           10,900           1,833             3,781            2,908
  Shares repurchased..........        (730,681)      (1,390,102)        (201,990)       (337,604)         (180,657)        (307,245)
                                ---------------------------------------------------------------------------------------------------
      Ending balance..........       3,644,102        3,712,379        1,089,607       1,023,861           300,707          236,490
                                ---------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- Continued
--------------------------------------------------------------------------------
SERIES C PORTFOLIOS

                                      EMERGING COUNTRIES
                                -------------------------------
                                   FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED
                                  MARCH 31,        MARCH 31,
                                     1997             1996
                                -------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $     (248,884)  $     (15,679)
  Net realized gain (loss)
    from security
    transactions..............       2,299,477         (48,875)
  Net realized foreign
    exchange gain (loss)......         (21,984)         (4,594)
  Net unrealized foreign
    exchange gain (loss)......          (2,323)             45
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............         696,295         268,631
                                -------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............       2,722,581         199,528
                                -------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......              --              --
  Capital gain*...............        (163,843)             --
                                -------------------------------
      Total distributions.....        (163,843)             --
                                -------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........      24,484,540       4,602,574
  Proceeds from shares issued
    for distribution
    reinvestment..............          63,361              --
  Cost of shares
    repurchased...............      (2,075,412)       (516,724)
                                -------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................      22,472,489       4,085,850
                                -------------------------------
      Total increase
        (decrease) in net
        assets................      25,031,227       4,285,378
NET ASSETS:
  BEGINNING OF PERIOD.........       4,344,744          59,366
                                -------------------------------
  END OF PERIOD...............  $   29,375,971   $   4,344,744
                                -------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........         316,899           5,503
  Shares sold.................       1,557,372         350,179
  Shares issued for
    distributions
    reinvested................           4,177              --
  Shares repurchased..........        (131,301)        (38,783)
                                -------------------------------
      Ending balance..........       1,747,147         316,899
                                -------------------------------

-------------
* See Financial Highlights for per share distribution amounts.
+ Commenced operations on February 28, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                  INTERNATIONAL
                                INTERNATIONAL SMALL CAP GROWTH     CORE GROWTH            WORLDWIDE GROWTH
                                -------------------------------   --------------   -------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                  MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                     1997             1996            1997+             1997             1996
                                ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS OPERATIONS
  Net investment income
    (deficit).................  $      (45,116)  $      (3,506)   $          (1)   $   (1,132,641)  $     (703,331)
  Net realized gain (loss)
    from security
    transactions..............          80,654         (10,145)            (262)       11,316,290        5,902,488
  Net realized foreign
    exchange gain (loss)......          (8,590)            660              (17)         (232,218)         571,253
  Net unrealized foreign
    exchange gain (loss)......            (293)            181              (14)          (14,511)         (39,907)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............         278,387          74,042              357        (1,872,212)       6,622,118
                                ----------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets
        resulting from
        operations............         305,042          61,232               63         8,064,708       12,352,621
                                ----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF
  BENEFICIAL INTEREST
  Net investment income*......          (1,204)            (75)              --                --          (38,714)
  Capital gain*...............              --              --               --        (7,050,772)      (1,617,540)
                                ----------------------------------------------------------------------------------
      Total distributions.....          (1,204)            (75)              --        (7,050,772)      (1,656,254)
                                ----------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
  Proceeds from sales.........       3,600,080         894,986           42,012        12,717,331        9,990,990
  Proceeds from shares issued
    for distribution
    reinvestment..............             872              53               --           871,898          248,301
  Cost of shares
    repurchased...............      (1,245,898)        (46,840)              --       (15,413,631)     (20,981,346)
                                ----------------------------------------------------------------------------------
    Increase (decrease) in net
      assets derived from
      transactions in shares
      of beneficial
      interest................       2,355,054         848,199           42,012        (1,824,402)     (10,742,055)
                                ----------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       2,658,892         909,356           42,075          (810,466)         (45,688)
NET ASSETS:
  BEGINNING OF PERIOD.........         933,422          24,066            1,000        71,155,027       71,200,715
                                ----------------------------------------------------------------------------------
  END OF PERIOD...............  $    3,592,314   $     933,422    $      43,075    $   70,344,561   $   71,155,027
                                ----------------------------------------------------------------------------------
CHANGES IN SHARES OF
  BENEFICIAL INTEREST
  Beginning balance...........          71,526           2,126               80         4,244,437        4,932,460
  Shares sold.................         255,944          73,086            3,316           746,203          627,728
  Shares issued for
    distributions
    reinvested................              60               5               --            52,366           15,968
  Shares repurchased..........         (85,927)         (3,691)              --          (884,696)      (1,331,719)
                                ----------------------------------------------------------------------------------
      Ending balance..........         241,603          71,526            3,396         4,158,310        4,244,437
                                ----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which offers 52 separate series comprised of Portfolios A, with an initial sales charge, B, with a back-end sales charge, C, with a level asset-based sales charge, Institutional, with no load, and Qualified (also known as Advisory), with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering seventeen investment vehicles (the "Funds"). For a description of the investments objectives of each Fund, see Note A to the accompanying Funds' financial statements.

  Pursuant to Rule 24f-2 under the Investment Company Act, the Trust has elected to register an indefinite number of shares. The Trust commenced operations on April 19, 1993.

INVESTMENT INCOME AND REALIZED AND UNREALIZED GAINS AND LOSSES

  Each Portfolio accrues income, net of expenses, daily on its investment in the applicable Fund. All of the net investment income (deficit) and realized and unrealized gains and losses from securities transactions and foreign currency of the Fund are allocated pro rata among the investors in the Fund at the time of such determination.

FEDERAL INCOME TAXES

  It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required if the Portfolios continue to comply with such requirements.

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of the Funds will be deemed to have been "passed through" to the Portfolios.

  Net investment income and net realized gains for the year (or period where appropriate) differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, unrealized appreciation/depreciation, and capital loss carryforwards.

  As of March 31, 1997, Emerging Growth Portfolio B, Balanced Growth Portfolio B, Government Income Portfolios A and C, Money Market Portfolio A and International Core Growth Portfolio C had available for Federal tax purposes $499,752, $27,294, $33,783, $155,720, $324 and $209, respectively, of unused capital loss carryovers which expire through 2005.

  The character of distributions made during the year (or period where appropriate) from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition. The prospectus for the Nicholas-Applegate Mutual Funds describe each Portfolio's policies with respect to declaration and payment of dividends and distribution of capital gains.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Trust have been allocated to certain Portfolios based upon management's best estimate of the costs applicable to each Portfolio. These costs have been deferred and are amortized over a period of 60 months from the date the Portfolios commenced operations.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  In the event that any of the initial shares are redeemed by the holder during the period of amortization of the Portfolio's organization costs, the redemption proceeds will be reduced by any such unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of those shares outstanding at the time of redemption.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Adviser"). The advisory fee is computed daily for the Funds based upon the percentage of each Fund's average daily net assets.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

  The Trust has approved a distribution plan whereby Nicholas Applegate Securities (the "Distributor"), an affiliate of Nicholas-Applegate Capital Management, is compensated for distribution-related expenses at an annual rate, payable monthly, of 0.25%, 0.75% and 0.75% of Series A , B and C Portfolios' average daily net assets, respectively, except for Government Income B and C Portfolios, which is 0.50% and 0.50%, respectively.

  The Money Market Portfolio compensates the Distributor at the rate of 0.15% of average daily net assets.

  Under a distribution agreement, the Distributor who is the principal underwriter for the sale of shares of the Portfolios, retains a portion of any contingent deferred sales load on redemptions for the Portfolios, and retains a portion of the initial sales load imposed on purchases of shares of the Series A Portfolios. This agreement may be terminated by either party upon 60 days' written notice. For the fiscal year ended March 31, 1997, the Distributor earned approximately $2,376,000 from sales loads, of which approximately $1,743,000 was re-allowed to other brokers.

  The Trust has approved a shareholder service plan under which the Distributor is also compensated for non-distribution related expenses at an annual rate, as follows: 0.10%, 0.25% and 0.25% of the average daily net asset value of the Series A (including Money Market Portfolio), Series B, and Series C Portfolios, respectively.

ADMINISTRATIVE SERVICES AGREEMENT

  Effective November 15, 1996, the Trust agreed to compensate the Investment Adviser for co-administrative services at annual rate of up to 0.10% of average daily net assets of each of the Portfolios. These fees are in addition to the administrative fees charged by Investment Company Administration Corporation. The Investment Adviser has agreed to waive these fees if the related Portfolio's expenses before reimbursement is greater than the expense limitation. In subsequent years, each Portfolio will reimburse the Investment Adviser, up to actual cost, when operating expenses before reimbursement are less than the applicable expense limitation. As of March 31, 1997, Emerging Growth Portfolios A and C owed the Investment Adviser $11,797 and $16,578, respectively, which were included in accrued expenses.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Portfolios' expenses to the following annual levels through March 31, 1998. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

                                          A          B          C
                                      ---------  ---------  ---------
Emerging Growth Portfolios..........      1.95%      2.60%      2.60%
Core Growth Portfolios..............      1.60%      2.25%      2.25%
Income & Growth Portfolios..........      1.60%      2.25%      2.25%
Balanced Growth Portfolios..........      1.60%      2.25%      2.25%
Government Income Portfolios........      0.90%      1.30%      1.30%
Money Market Portfolio..............      1.10%         --         --
Emerging Countries Portfolios.......      2.25%      2.90%      2.90%
International Small Cap Growth
  Portfolios........................      1.95%      2.60%      2.60%
International Core Growth
  Portfolios........................      1.95%      2.60%      2.60%
Worldwide Growth Portfolios.........      1.85%      2.50%      2.50%

  During the period from November 22, 1993 to March 31, 1997,
Nicholas-Applegate, at its discretion, paid for all of the Money Market Portfolio expenses. Nicholas-Applegate may continue to make such additional payments for expenses within the limitation at its discretion.

  These percentages are based on the average net assets of the Portfolios, exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate, including co-administrative fees, on behalf of the Portfolios, during the periods from inception (respectively) to March 31, 1997, are as follows:

                                     A          B          C
                                 ---------  ---------  ---------
Emerging Growth Portfolios.....         --  $  65,692         --
Core Growth Portfolios.........  $  46,458    135,856  $  55,854
Income & Growth Portfolios.....    204,503    102,312     95,277
Balanced Growth Portfolios.....    283,977    102,866    221,303
Government Income Portfolios...    283,963     79,686    290,668
Money Market Portfolio.........    396,479         --         --
Emerging Countries
 Portfolios....................    261,976    129,701    119,191
International Small Cap Growth
 Portfolios....................    132,827    104,001     96,551
International Core Growth
 Portfolios....................      6,169     13,784      4,406
Worldwide Growth Portfolios....    244,075    120,764     91,831

RELATED PARTIES

  Certain officers of the Trust and the Master Trust are also officers of the Investment Adviser and the Distributor.

3. INVESTMENT TRANSACTIONS

  Additions and reductions in the investments in the respective Master Trust Funds for the fiscal year ended March 31, 1997 were as follows:

                                   ADDITIONS   REDUCTIONS
                                    (000S)       (000S)
                                  -----------  -----------
Emerging Growth Portfolio A.....  $   462,566  $   472,415
Emerging Growth Portfolio B.....       24,356        7,009
Emerging Growth Portfolio C.....       67,934       81,916
Core Growth Portfolio A.........       30,961       33,470
Core Growth Portfolio B.........       22,134        3,314
Core Growth Portfolio C.........       35,099       59,890
Income & Growth Portfolio A.....        6,314       10,142
Income & Growth Portfolio B.....       10,404          507
Income & Growth Portfolio C.....       10,590       15,734

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

                                   ADDITIONS   REDUCTIONS
                                    (000S)       (000S)
                                  -----------  -----------
Balanced Growth Portfolio A.....  $     2,230  $     3,697
Balanced Growth
 Portfolio B....................        1,681          250
Balanced Growth
 Portfolio C....................        4,383        5,164
Government Income Portfolio A...        1,161        1,377
Government Income Portfolio B...        1,748          564
Government Income Portfolio C...        3,080        2,500
Money Market Portfolio..........      524,583      492,336
Emerging Countries Portfolio
 A..............................       35,237        4,526
Emerging Countries Portfolio
 B..............................       20,013        1,313
Emerging Countries Portfolio
 C..............................       24,511        2,328
International Small Cap Growth
 Portfolio A....................        4,460          346
International Small Cap Growth
 Portfolio B....................        3,703          512
International Small Cap Growth
 Portfolio C....................        3,600        1,244
International Core Growth
 Portfolio A....................            2           --
International Core Growth
 Portfolio B....................            1           --
International Core Growth
 Portfolio C....................           43           --
Worldwide Growth Portfolio A....       11,830       14,258
Worldwide Growth Portfolio B....        3,764          132
Worldwide Growth Portfolio C....       12,726       22,530

4. CREDIT FACILITY

  The Portfolios participate with other Nicholas-Applegate Mutual Funds portfolios in a $75 million unsecured redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Portfolios have agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. At March 31, 1997, there were no outstanding borrowing under the Facility. The maximum amount borrowed under this line of credit at any time during the period ended March 31, 1997 was $0.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST MARCH 31, 1997

                                  EMERGING         CORE         INCOME &       BALANCED
                                   GROWTH         GROWTH         GROWTH         GROWTH
                                    FUND           FUND           FUND           FUND
                                ---------------------------------------------------------
ASSETS
  Investments, at value*......  $ 513,702,221  $ 429,954,685  $ 133,124,390  $ 25,327,714
  Foreign currencies, at
    value**...................             --             --             --            --
  Cash........................          7,296             --          1,763           514
  Receivable for investment
    securities sold...........      5,647,577      6,131,600        427,413     1,058,379
  Receivable for interests
    sold......................      1,685,096      1,205,089        202,752        15,798
  Dividends receivable........        104,509         74,306        105,839         6,081
  Interest receivable.........          3,935         27,425        718,983       187,456
  Due from advisor............             --             --             --            --
  Deferred organization
    costs.....................         14,447         16,342          8,103         5,779
  Other assets................        119,971            466            187         2,900
                                ---------------------------------------------------------
    Total assets..............    521,285,052    437,409,913    134,589,430    26,604,621
                                ---------------------------------------------------------
LIABILITIES
  Payable for investment
    securities purchased......      5,620,659      3,198,970      3,069,606     1,446,188
  Payable for interests
    repurchased...............     13,505,243        936,646        733,123       118,699
  Due to advisor..............        447,116        301,517         90,595        13,802
  Accrued expenses............        149,501        170,271         44,704        13,962
  Cash overdraft..............             --         28,578             --            --
                                ---------------------------------------------------------
    Total liabilities.........     19,722,519      4,635,982      3,938,028     1,592,651
                                ---------------------------------------------------------
NET ASSETS                      $ 501,562,533  $ 432,773,931  $ 130,651,402  $ 25,011,970
                                ---------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $ 344,243,025  $ 318,631,289  $  85,728,279  $ 18,287,185
  Accumulated net investment
    income (deficit)..........     (9,945,231)    (2,250,183)    15,837,317     2,070,209
  Accumulated net realized
    gain (loss)...............    120,964,919     95,465,448     18,641,969     2,678,804
  Accumulated net realized
    foreign exchange gain
    (loss)....................             --             --             --            --
  Net unrealized foreign
    exchange gain (loss)......             --             --             --            --
  Net unrealized appreciation
    (depreciation) on
    investments...............     46,299,820     20,927,377     10,443,837     1,975,772
                                ---------------------------------------------------------
    Net assets................  $ 501,562,533  $ 432,773,931  $ 130,651,402  $ 25,011,970
                                ---------------------------------------------------------
 *Investments, at cost........  $ 467,402,401  $ 409,027,308  $ 122,680,553  $ 23,351,942
                                ---------------------------------------------------------
**Foreign currencies, at
 cost.........................             --             --             --            --
                                ---------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                             INTERNATIONAL
                                GOVERNMENT                     EMERGING       SMALL CAP     INTERNATIONAL   WORLDWIDE
                                  INCOME      MONEY MARKET     COUNTRIES        GROWTH      CORE GROWTH      GROWTH
                                   FUND           FUND           FUND            FUND          FUND           FUND
                                ---------------------------------------------------------------------------------------
ASSETS
  Investments, at value*......  $6,645,508    $ 36,381,250   $ 148,615,133   $ 60,125,918   $4,959,420    $ 104,555,910
  Foreign currencies, at
    value**...................          --              --      10,253,752      1,140,629      104,781          938,477
  Cash........................       8,743             736              --             --           --               --
  Receivable for investment
    securities sold...........      43,062              --      14,065,771      2,505,675      231,643        5,612,574
  Receivable for interests
    sold......................      29,252              --       1,060,310        196,701        8,988          343,764
  Dividends receivable........         685              --         130,452         81,043        5,387          184,526
  Interest receivable.........      87,624           2,110           2,235             --           21              514
  Due from advisor............       5,359           2,000              --             --          595           25,043
  Deferred organization
    costs.....................       5,316           4,553              --            529           --            6,630
  Other assets................           4              88           2,706             --           --               --
                                ---------------------------------------------------------------------------------------
    Total assets..............   6,825,553      36,390,737     174,130,359     64,050,495    5,310,835      111,667,438
                                ---------------------------------------------------------------------------------------
LIABILITIES
  Payable for investment
    securities purchased......     523,378              --      13,826,788        489,820      557,913        4,518,099
  Payable for interests
    repurchased...............       9,501              --         353,188          7,959           --          311,556
  Due to advisor..............      24,688          17,137         151,114         25,225           --           88,419
  Accrued expenses............      14,381          25,009          27,618         35,528        4,995           87,583
  Cash overdraft..............          --              --       1,434,767        605,419       79,051        2,846,405
                                ---------------------------------------------------------------------------------------
    Total liabilities.........     571,948          42,146      15,793,475      1,163,951      641,959        7,852,062
                                ---------------------------------------------------------------------------------------
NET ASSETS                      $6,253,605    $ 36,348,591   $ 158,336,884   $ 62,886,544   $4,668,876    $ 103,815,376
                                ---------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.............  $5,346,086    $ 36,348,919   $ 141,911,478   $ 53,544,182   $4,480,421    $  67,019,886
  Accumulated net investment
    income (deficit)..........   1,088,938              --        (294,130)       (52,729)       2,864          264,027
  Accumulated net realized
    gain (loss)...............     (58,511)           (328)     11,593,258      2,950,994      142,256       23,282,898
  Accumulated net realized
    foreign exchange gain
    (loss)....................          --              --        (138,069)        (6,280)     (13,888)         573,896
  Net unrealized foreign
    exchange gain (loss)......          --              --         (12,587)        (6,666)      (1,322)         (24,280)
  Net unrealized appreciation
    (depreciation) on
    investments...............    (122,908)             --       5,276,934      6,457,043       58,545       12,698,949
                                ---------------------------------------------------------------------------------------
    Net assets................  $6,253,605    $ 36,348,591   $ 158,336,884   $ 62,886,544   $4,668,876    $ 103,815,376
                                ---------------------------------------------------------------------------------------
 *Investments, at cost........  $6,768,417    $ 36,381,250   $ 143,338,199   $ 53,668,875   $4,900,875    $  91,856,961
                                ---------------------------------------------------------------------------------------
**Foreign currencies, at
  cost........................          --              --   $  10,125,382   $  1,140,493   $  103,656    $     939,277
                                ---------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE YEAR ENDED MARCH 31, 1997

                                   EMERGING           CORE            INCOME &          BALANCED
                                    GROWTH           GROWTH            GROWTH            GROWTH
                                     FUND             FUND              FUND              FUND
                                --------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................  $      889,913   $     1,091,361   $     1,998,357   $        62,192
  Interest....................       1,793,613         1,536,884         3,344,440           847,653
                                --------------------------------------------------------------------
      Total income............       2,683,526         2,628,245         5,342,797           909,845
                                --------------------------------------------------------------------
EXPENSES:
    Advisory fee..............       5,836,182         3,594,196           902,615           196,321
    Accounting fee............         227,961           205,513            82,626            65,767
    Administration fee........          34,905           138,879            34,823             7,596
    Audit & tax fees..........         105,901            87,431            20,549             6,121
    Custodian fee.............         144,315           104,051            37,891            27,971
    Insurance.................          10,843             4,479             1,013               152
    Legal fee.................          11,605             6,337             2,606               345
    Miscellaneous.............          39,817            32,328             7,917             2,957
    Organization costs........           8,515            15,542             7,709             5,501
    Trustees' fee.............           6,500             6,500             6,500             4,000
                                --------------------------------------------------------------------
      Total expense...........       6,426,544         4,195,256         1,104,249           316,731
    Less: Reimbursement to
      (from) advisor..........              --                --            39,067           (68,056)
                                --------------------------------------------------------------------
      Net expenses............       6,426,544         4,195,256         1,143,316           248,675
                                --------------------------------------------------------------------
        Net investment income
          (deficit)...........      (3,743,018)       (1,567,011)        4,199,481           661,170
                                --------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............      96,622,117        76,538,109        15,692,945         1,969,019
  Net realized foreign
    exchange (loss)...........              --                --                --                --
  Net unrealized foreign
    exchange (loss)...........              --                --                --                --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............    (114,330,357)      (67,826,297)       (3,821,355)         (768,824)
                                --------------------------------------------------------------------
      Net gain (loss) on
        investments...........     (17,708,240)        8,711,812        11,871,590         1,200,195
                                --------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS.............  $  (21,451,258)  $     7,144,801   $    16,071,071   $     1,861,365
                                --------------------------------------------------------------------

-------------
+ Commenced operations on December 27, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                               INTERNATIONAL   INTERNATIONAL
                                 GOVERNMENT        MONEY          EMERGING       SMALL CAP          CORE         WORLDWIDE
                                   INCOME          MARKET        COUNTRIES         GROWTH          GROWTH          GROWTH
                                    FUND            FUND            FUND            FUND           FUND+            FUND
                               ----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...................            --               --  $      679,747  $     426,462   $       5,637   $      891,102
  Interest.................... $     367,834   $      960,138         149,808         54,657           4,958           61,483
                               ----------------------------------------------------------------------------------------------
      Total income............       367,834          960,138         829,555        481,119          10,595          952,585
                               ----------------------------------------------------------------------------------------------
EXPENSES:
    Advisory fee..............        23,112           44,318         915,695        477,212           5,726        1,028,250
    Accounting fee............        63,694           66,579          93,917         75,496           1,158           74,912
    Administration fee........         1,661            4,922          20,598         13,683             152           29,846
    Audit & tax fees..........         1,016            2,251           9,384          7,953             158           18,808
    Custodian fee.............        17,758           25,866          98,062         72,779           3,985          122,467
    Insurance.................           110               43             204            259              --            1,086
    Legal fee.................            78              364           1,393            656               7            1,361
    Miscellaneous.............           375              923           3,908          2,982              44            6,871
    Organization costs........         5,059            4,938              --            299              --            6,296
    Trustees' fee.............         6,500            6,500           6,500          6,500           2,197            6,500
                               ----------------------------------------------------------------------------------------------
      Total expense...........       119,363          156,704       1,149,661        657,819          13,427        1,296,397
    Less: Reimbursement to
      (from) advisor..........       (84,903)         (76,932)         22,429        (13,583)         (5,696)         (62,497)
                               ----------------------------------------------------------------------------------------------
      Net expenses............        34,460           79,772       1,172,090        644,236           7,731        1,233,900
                               ----------------------------------------------------------------------------------------------
        Net investment income
          (deficit)...........       333,374          880,366        (342,535)      (163,117)          2,864         (281,315)
                               ----------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss)
    from security
    transactions..............       (56,975)              (4)     11,849,728      3,140,492         142,256       15,788,457
  Net realized foreign
    exchange (loss)...........            --               --        (113,212)      (171,484)        (13,888)        (333,967)
  Net unrealized foreign
    exchange (loss)...........            --               --         (12,593)        (4,450)         (1,322)         (21,431)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............       (49,150)              --       3,898,413      3,921,418          58,545       (2,434,302)
                               ----------------------------------------------------------------------------------------------
      Net gain (loss) on
        investments...........      (106,125)              (4)     15,622,336      6,885,976         185,591       12,998,757
                               ----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS............. $     227,249   $      880,362  $   15,279,801  $   6,722,859   $     188,455   $   12,717,442
                               ----------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                     EMERGING GROWTH FUND                CORE GROWTH FUND
                                -------------------------------   -------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1997   MARCH 31, 1996
                                -----------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $   (3,743,018)  $   (2,945,373)  $   (1,567,011)  $     (752,357)
  Net realized gain (loss)
    from security
    transactions..............      96,622,117       78,797,996       76,538,109       50,587,998
  Net realized foreign
    exchange gain (loss)......              --               --               --               --
  Net unrealized foreign
    exchange gain (loss)......              --               --               --               --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............    (114,330,357)      91,635,716      (67,826,297)      52,583,826
                                -----------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........     (21,451,258)     167,488,339        7,144,801      102,419,467
                                -----------------------------------------------------------------
DISTRIBUTIONS TO PARTNERS
  Net investment income.......              --               --               --               --
                                -----------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...     626,817,132      107,044,506      158,154,505      113,757,799
  Withdrawals by partners.....    (687,889,723)    (161,495,614)    (153,067,978)     (79,489,585)
                                -----------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     (61,072,591)     (54,451,108)       5,086,527       34,268,214
                                -----------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     (82,523,849)     113,037,231       12,231,328      136,687,681
NET ASSETS
  BEGINNING OF PERIOD.........     584,086,382      471,049,151      420,542,603      283,854,922
                                -----------------------------------------------------------------
  END OF PERIOD...............  $  501,562,533   $  584,086,382   $  432,773,931   $  420,542,603
                                -----------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                      BALANCED GROWTH FUND          GOVERNMENT INCOME FUND
                                     INCOME & GROWTH FUND         -----------------------------   ---------------------------
                                -------------------------------      FOR THE         FOR THE        FOR THE        FOR THE
                                   FOR THE          FOR THE        YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                  YEAR ENDED       YEAR ENDED       MARCH 31,       MARCH 31,      MARCH 31,      MARCH 31,
                                MARCH 31, 1997   MARCH 31, 1996       1997            1996            1997           1996
                                ---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $    4,199,481   $    4,142,172   $     661,170   $     638,909   $    333,374   $    291,713
  Net realized gain (loss)
    from security
    transactions..............      15,692,945       10,319,301       1,969,019       2,837,068        (56,975)       363,388
  Net realized foreign
    exchange gain (loss)......              --               --              --              --             --             --
  Net unrealized foreign
    exchange gain (loss)......              --               --              --              --             --             --
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............      (3,821,355)      10,732,341        (768,824)        742,010        (49,150)      (175,424)
                                ---------------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........      16,071,071       25,193,814       1,861,365       4,217,987        227,249        479,677
                                ---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PARTNERS
  Net investment income.......              --               --              --              --             --             --
                                ---------------------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...      34,105,984       15,608,507       8,738,263       4,914,004      5,988,848      3,577,045
  Withdrawals by partners.....     (31,283,589)     (35,130,807)     (9,432,209)     (7,102,941)    (4,440,486)    (4,912,231)
                                ---------------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............       2,822,395      (19,522,300)       (693,946)     (2,188,937)     1,548,362     (1,335,186)
                                ---------------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................      18,893,466        5,671,514       1,167,419       2,029,050      1,775,611       (855,509)
NET ASSETS
  BEGINNING OF PERIOD.........     111,757,936      106,086,422      23,844,551      21,815,501      4,477,994      5,333,503
                                ---------------------------------------------------------------------------------------------
  END OF PERIOD...............  $  130,651,402   $  111,757,936   $  25,011,970   $  23,844,551   $  6,253,605   $  4,477,994
                                ---------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                                                      EMERGING COUNTRIES FUND
                                       MONEY MARKET FUND           ------------------------------
                                --------------------------------                       FOR THE
                                    FOR THE          FOR THE          FOR THE        YEAR ENDED
                                  YEAR ENDED        YEAR ENDED       YEAR ENDED       MARCH 31,
                                MARCH 31, 1997    MARCH 31, 1996   MARCH 31, 1997       1996
                                -----------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $       880,366   $      200,767   $     (342,535)  $      26,122
  Net realized gain (loss)
    from security
    transactions..............               (4)            (325)      11,849,728         (35,846)
  Net realized foreign
    exchange gain (loss)......               --               --         (113,212)        (25,318)
  Net unrealized foreign
    exchange gain (loss)......               --               --          (12,593)         (1,712)
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............               --               --        3,898,413       1,753,151
                                -----------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........          880,362          200,442       15,279,801       1,716,397
                                -----------------------------------------------------------------
DISTRIBUTIONS TO PARTNERS
  Net investment income.......         (880,366)        (200,767)              --              --
                                -----------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...      525,513,379       22,251,491      143,835,272      16,175,253
  Withdrawals by partners.....     (492,338,631)     (22,108,039)     (20,677,175)     (1,272,742)
                                -----------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............       33,174,748          143,452      123,158,097      14,902,511
                                -----------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................       33,174,744          143,127      138,437,898      16,618,908
NET ASSETS
  BEGINNING OF PERIOD.........        3,173,847        3,030,720       19,898,986       3,280,078
                                -----------------------------------------------------------------
  END OF PERIOD...............  $    36,348,591   $    3,173,847   $  158,336,884   $  19,898,986
                                -----------------------------------------------------------------

-------------
+ Commenced operations on December 27, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                INTERNATIONAL
                                   INTERNATIONAL SMALL CAP      CORE GROWTH
                                         GROWTH FUND                FUND
                                -----------------------------   ------------        WORLDWIDE GROWTH FUND
                                   FOR THE         FOR THE        FOR THE      -------------------------------
                                 YEAR ENDED      YEAR ENDED     PERIOD ENDED      FOR THE          FOR THE
                                  MARCH 31,       MARCH 31,      MARCH 31,       YEAR ENDED       YEAR ENDED
                                    1997            1996           1997+       MARCH 31, 1997   MARCH 31, 1996
                                ------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS
  Net investment income
    (deficit).................  $    (163,117)  $      73,015   $     2,864    $     (281,315)  $      299,362
  Net realized gain (loss)
    from security
    transactions..............      3,140,492          61,956       142,256        15,788,457        8,223,209
  Net realized foreign
    exchange gain (loss)......       (171,484)        197,499       (13,888)         (333,967)         792,348
  Net unrealized foreign
    exchange gain (loss)......         (4,450)          1,753        (1,322)          (21,431)             585
  Change in net unrealized
    appreciation
    (depreciation) of
    investments...............      3,921,418       2,583,077        58,545        (2,434,302)       9,091,332
                                ------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting
      from operations.........      6,722,859       2,917,300       188,455        12,717,442       18,406,836
                                ------------------------------------------------------------------------------
DISTRIBUTIONS TO PARTNERS
  Net investment income.......             --              --            --                --               --
                                ------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners...     37,692,390       6,044,445     4,487,783        34,174,758       17,650,729
  Withdrawals by partners.....     (5,334,333)     (2,768,514)       (7,362)      (43,419,850)     (33,276,911)
                                ------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............     32,358,057       3,275,931     4,480,421        (9,245,092)     (15,626,182)
                                ------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     39,080,916       6,193,231     4,668,876         3,472,350        2,780,654
NET ASSETS
  BEGINNING OF PERIOD.........     23,805,628      17,612,397            --       100,343,026       97,562,372
                                ------------------------------------------------------------------------------
  END OF PERIOD...............  $  62,886,544   $  23,805,628   $ 4,668,876    $  103,815,376   $  100,343,026
                                ------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUND'S FINANCIAL STATEMENTS
------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of seventeen investment vehicles (each a "Fund" and collectively the "Funds") as of March 31, 1997. Up to five Portfolios of Nicholas-Applegate Mutual Funds invest in the respective Funds of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balanced Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  Government Income Fund seeks to maximize current income through investment primarily in intermediate-term debt securities of the U.S. government and its agencies and instrumentalities.

  Money Market Fund seeks to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity through investment in investment grade securities with an average maturity of 90 days.

  Emerging Countries Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of companies in developing countries of the world.

  International Small Cap Growth Fund (formerly International Growth Fund) seeks to maximize long-term capital appreciation through investment primarily in equity securities of international companies with smaller to middle market capitalizations.

  International Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of international companies with larger market capitalizations.

  Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment primarily in growth stocks of U.S. and foreign companies.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income (net of foreign taxes withheld when applicable) is recognized on the ex-dividend date, and interest income is recorded on the

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUND'S FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

FEDERAL INCOME TAXES
  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and are amortized over a period of 60 months from the date the Funds commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The advisory fee is computed daily based upon the following annual percentages of each Fund's average daily net assets:

                              FIRST $500    NEXT $500    EXCESS OF
FUND                            MILLION      MILLION    $1 BILLION
----------------------------  -----------  -----------  -----------
Emerging Growth Fund........       1.00%        1.00%        1.00%
Core Growth Fund............       0.75%       0.675%        0.65%
Income & Growth Fund........       0.75%       0.675%        0.65%
Balanced Growth Fund........       0.75%       0.675%        0.65%
Government Income Fund......       0.40%        0.35%        0.35%
Money Market Fund...........       0.25%      0.2275%      0.2275%
Emerging Countries Fund.....       1.25%        1.25%        1.25%
International Small Cap
  Growth Fund...............       1.00%        0.90%        0.85%
International Core Growth
  Fund......................       1.00%        0.90%        0.85%
Worldwide Growth Fund.......       1.00%        0.90%        0.85%

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Master Trust have undertaken to limit the Funds' and Portfolios' expenses to certain annual levels through March 31, 1998. In subsequent years, overall operating expenses for each Fund will not fall below the percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement, as each Fund will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the period from inception (respectively) to March 31, 1997, are as follows:

FUND
-----------------------------------------------
Balanced Growth Fund...........................  $   312,927
Government Income Fund.........................      340,580
Money Market Fund..............................      358,833
Emerging Countries Fund........................       89,344
International Small Cap Growth Fund............      209,240
International Core Growth Fund.................        5,696
Worldwide Growth Fund..........................      296,420

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUND'S FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the fiscal year ended March 31, 1997, were as follows (in 000's):

FUND                               PURCHASES      SALES
--------------------------------  -----------  -----------
Emerging Growth Fund............  $   618,124  $   720,027
Core Growth Fund................      698,508      689,415
Income & Growth Fund............      201,594      192,617
Balanced Growth Fund............       54,281       53,566
Government Income Fund..........       33,624       31,669
Emerging Countries Fund.........      235,294      124,478
International Small Cap Growth
  Fund..........................      125,061       94,641
International Core Growth
  Fund..........................        6,103        1,669
Worldwide Growth Fund...........      181,284      188,408

  At March 31, 1997, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                                GROSS          GROSS      NET UNREALIZED
               TAX COST OF   UNREALIZED     UNREALIZED     APPRECIATION
FUND           INVESTMENTS  APPRECIATION   DEPRECIATION   (DEPRECIATION)
-------------  -----------  -------------  -------------  ---------------
Emerging
  Growth
  Fund.......   $ 468,068     $  77,636      $  32,001       $  45,635
Core Growth
  Fund.......     409,134        43,158         22,337          20,821
Income &
  Growth
  Fund.......     122,709        12,275          1,859          10,416
Balanced
  Growth
  Fund.......      23,352         2,780            804           1,976
Government
  Income
  Fund.......       6,768            --            123            (123)
Money Market
  Fund.......      36,381            --             --              --
Emerging
  Countries
  Fund.......     143,340        10,716          5,441           5,275
International
  Small Cap
  Growth
  Fund.......      53,734         8,139          1,747           6,392
International
  Core Growth
  Fund.......       4,907           161            108              53
Worldwide
  Growth
  Fund.......      91,969        15,291          2,704          12,587

D. MARKET AND CREDIT RISKS AND DERIVATIVE INSTRUMENTS

  The Master Trust's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the Master Trust's policy to continuously monitor its exposure to these risks.

  Some of the Funds may utilize forward foreign currency exchange contracts as part of their strategy of preserving capital. Upon entering into forward foreign currency contracts, the Funds are required to deposit with the broker an amount of cash or cash equivalents equal to the amount of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is sold.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

E. SELECTED RATIO DATA

                                                            RATIO OF NET
                                                             INVESTMENT      RATIO OF NET
                                RATIO OF      RATIO OF         INCOME         INVESTMENT
                               EXPENSES TO   EXPENSES TO    (DEFICIT) TO   INCOME (DEFICIT)
                               AVERAGE NET   AVERAGE NET    AVERAGE NET     TO AVERAGE NET
                                 ASSETS,       ASSETS,     ASSETS, AFTER    ASSETS, BEFORE
                                  AFTER        BEFORE         EXPENSE          EXPENSE                             BROKER
                               REIMBURSEMENTS REIMBURSEMENTS REIMBURSEMENTS  REIMBURSEMENTS      PORTFOLIO       COMMISSIONS
                               (RECOUPMENT) (RECOUPMENT)    (RECOUPMENT)     (RECOUPMENT)      TURNOVER RATE      PER SHARE
-----------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH(1)
  For the year ended
    03/31/97..................       1.10%          1.10%       (0.64%)           (0.64%)          112.90%          $0.0520
  For the year ended
    03/31/96..................       1.11%          1.11%       (0.57%)           (0.57%)          129.59%          $0.0523
  For the year ended
    03/31/95..................       1.12%          1.11%       (0.53%)           (0.52%)          100.46%               --
  For the period ended
    03/31/94*.................       1.12%          1.16%       (0.80%)           (0.84%)           50.51%               --
CORE GROWTH(2)
  For the year ended
    03/31/97..................       0.88%          0.88%       (0.33%)           (0.33%)          153.20%          $0.0582
  For the year ended
    03/31/96..................       0.89%          0.89%       (0.22%)           (0.22%)          114.48%          $0.0593
  For the year ended
    03/31/95..................       0.89%          0.89%        0.05%             0.05%            98.09%               --
  For the period ended
    03/31/94*.................       0.92%          0.92%       (0.03%)           (0.03%)           84.84%               --
INCOME & GROWTH(2)
  For the year ended
    03/31/97..................       0.95%          0.92%        3.49%             3.52%           166.84%          $0.0154
  For the year ended
    03/31/96..................       0.95%          0.94%        3.94%             3.94%           144.97%          $0.0597
  For the year ended
    03/31/95..................       0.93%          0.95%        4.37%             4.35%           125.51%               --
  For the period ended
    03/31/94*.................       0.94%          0.97%        3.51%             3.48%           177.52%               --
BALANCED GROWTH(2)
  For the year ended
    03/31/97..................       0.95%          1.21%        2.53%             2.27%           212.95%          $0.0586
  For the year ended
    03/31/96..................       0.95%          1.37%        2.83%             2.37%           197.19%          $0.0594
  For the year ended
    03/31/95..................       0.95%          1.33%        2.13%             1.75%           110.40%               --
  For the period ended
    03/31/94*.................       0.94%          1.37%        1.93%             1.50%            85.43%               --
GOVERNMENT INCOME FUND(2)
  For the year ended
    03/31/97..................       0.60%          2.07%        5.77%             4.30%           573.72%               --
  For the year ended
    03/31/96..................       0.60%          2.75%        6.12%             4.00%           190.47%               --
  For the year ended
    03/31/95..................       0.80%          2.21%        5.32%             3.91%           258.72%               --
  For the period ended
    03/31/94*.................       0.80%          2.80%        3.43%             1.43%           159.17%               --
MONEY MARKET FUND(2)
  For the year ended
    03/31/97..................       0.45%          0.88%        4.97%             4.53%              n/a                --
  For the year ended
    03/31/96..................       0.45%          3.20%        5.34%             2.59%              n/a                --
  For the year ended
    03/31/95..................       0.31%          3.23%        4.61%             1.69%              n/a                --
  For the period ended
    03/31/94*.................       0.24%        151.02%        2.12%          (148.66%)             n/a                --
EMERGING COUNTRIES FUND(3)
  For the year ended
    03/31/97..................       1.60%          1.57%       (0.47%)           (0.44%)          176.20%          $0.0021
  For the year ended
    03/31/96..................       1.60%          2.80%        0.30%            (0.90%)          118.21%          $0.0022
  For the period ended
    03/31/95*.................       1.60%          1.81%        1.73%             1.52%            60.79%               --
INTERNATIONAL SMALL CAP GROWTH
  FUND(4)
  For the year ended
    03/31/97..................       1.35%          1.38%       (0.34%)           (0.37%)          206.07%          $0.0098
  For the year ended
    03/31/96..................       1.35%          1.98%        0.39%            (0.24%)          141.02%          $0.0128
  For the year ended
    03/31/95..................       1.35%          1.85%        0.24%            (0.26%)           74.88%               --
  For the period ended
    03/31/94*.................       1.35%          2.28%        0.41%            (0.52%)           23.71%               --
INTERNATIONAL CORE GROWTH
  FUND(5)
  For the period ended
    03/31/97*.................       1.29%          2.25%        0.48%            (0.47%)           75.53%          $0.0106
WORLDWIDE GROWTH FUND(2)
  For the year ended
    03/31/97..................       1.20%          1.26%       (0.27%)           (0.33%)          181.81%          $0.0078
  For the year ended
    03/31/96..................       1.20%          1.26%        0.31%             0.25%           132.20%          $0.0187
  For the year ended
    03/31/95..................       1.20%          1.30%        0.24%             0.14%            98.54%               --
  For the period ended
    03/31/94*.................       1.20%          1.36%        0.01%            (0.15%)           95.09%               --

--------------------

       (1) Commenced operations on October 1, 1993.
       (2) Commenced operations on April 19, 1993.
       (3) Commenced operations on November 28, 1994.
       (4) Commenced operations on December 31, 1993.
       (5) Commenced operations on December 27, 1996.
         * Annualized

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE MUTUAL FUNDS

  We have audited the accompanying statements of assets and liabilities of the Series A, B and C Portfolios of Nicholas-Applegate Mutual Funds (comprising respectively, Emerging Growth Portfolios A, B and C, Core Growth Portfolios A, B, and C, Income and Growth Portfolios A, B and C, Balanced Growth Portfolios A, B and C, Government Income Portfolios A, B and C, Money Market Portfolio, Emerging Countries Portfolios A, B and C, International Small Cap Growth (formerly "International Growth") Portfolios A, B and C, International Core Growth Portfolios A, B and C, and Worldwide Growth Portfolios A, B and C) (hereinafter the "Portfolios"), as of March 31, 1997, and the related statements of operations for the fiscal year then ended, and the statements of changes in net assets and the financial highlights for each of the two fiscal years in the period then ended, except for International Core Growth Portfolios A, B and C which are for the fiscal year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two fiscal years in the period ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the 1996 and 1997 financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series A, B and C Portfolios of Nicholas-Applegate Mutual Funds as of March 31, 1997, the results of their operations for the fiscal year then ended, and changes in their net assets and the financial highlights for each of the two fiscal years in the period then ended, as described in the first paragraph, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
May 13, 1997

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
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ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE INVESTMENT TRUST

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the following series of Nicholas-Applegate Investment Trust: Emerging Growth Fund, Core Growth Fund, Income & Growth Fund, Balanced Growth Fund, Government Income Fund, Money Market Fund, Emerging Countries Fund, International Small Cap Growth Fund (formerly "International Growth Fund"), International Core Growth Fund, and Worldwide Growth Fund (hereinafter the "Funds") as of March 31, 1997, and the related statements of operations for the fiscal year then ended, and the statements of changes in net assets for each of the two fiscal years in the period then ended, except for International Core Growth Fund which is for the fiscal year then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. The selected ratio data for each of the two fiscal years in the period ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those selected ratio data.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Funds of Nicholas-Applegate Investment Trust as of March 31, 1997, the results of their operations for the fiscal year then ended, and changes in their net assets for each of the two fiscal years in the period then ended as described in the first paragraph, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
May 13, 1997

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